UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09721

Allianz Global Investors Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna — 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

ITEM1. REPORT TO SHAREHOLDERS

Annual Report

October 31, 2012

Allianz Global Investors Managed Accounts Trust

Fixed Income SHares: Series C, M, R, TE

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	1

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Shareholder:

The U.S. economy expanded during the twelve-month fiscal reporting period ended October 31, 2012, however, growth slowed amid ongoing geopolitical and economic concerns in both the United States and abroad.

Twelve Months in Review

For the twelve-month fiscal reporting period ended October 31, 2012:

•	Fixed Income SHares: Series C returned 13.79% prior to the deduction of fees.

•	Fixed Income SHares: Series M returned 12.23% prior to the deduction of fees.

•	Fixed Income SHares: Series R returned 13.26% prior to the deduction of fees.

•	Fixed Income SHares: Series TE returned 0.43% since its inception on June 26, 2012, prior to the deduction of fees.

The fiscal reporting period began on a robust note, with gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanding at an annual rate of 4.1%. This growth rate, the strongest since 2009, eased to a 2.0% annual pace in the first quarter of 2012, and to a 1.3% annual pace during the second quarter, before rebounding to a growth rate of 2.0% (preliminary estimate) during the third quarter.

Austerity in both the public and private sectors was the principal reason for the U.S. slowdown. The federal government and the majority of state and local governments cut back. Corporations grew cautious with concerns over slowing exports, profits leveling off, and uncertainty over future levels of federal taxes and spending.

Despite the slowdown, the economy showed signs of improvement. The U.S. unemployment rate dropped from 8.9% to 7.9% during the reporting period, consumer confidence reached its highest level since 2007 and the housing market showed signs of recovery.

The Federal Reserve (the “Fed”) revealed that it would launch a third round of “quantitative easing.” The Fed agreed to purchase $40 billion of mortgage securities

2	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

each month for the foreseeable future, the objective of which is to lower already record low mortgage rates in an effort to boost the housing market. The Fed also announced that it expected to keep the Fed Funds rate in the 0.0% to 0.25% range well into 2015, longer than previously forecasted.

Outlook

The U.S. election is over, however, the division of power that produced so much political gridlock in recent years remains. Republicans hold control of the House of Representatives, Democrats hold a majority in the Senate and President Obama was re-elected. The government must act prior to the end of the year in order to avoid the U.S. from falling off “the fiscal cliff,” a series of expiring tax cuts and spending reductions scheduled to begin in January 2013. Higher taxes, reduced spending, or both, are likely to have a detrimental impact on the economy in 2013. The resolution remains uncertain; consequently, there are many reasons for caution going forward.

This caution also extends overseas, where the sovereign debt crisis in the European Union (“E.U.”) continues. Economic growth for the E.U. has ground to a halt and unemployment reached 11.6% in October 2012. Growth in China also slowed during the twelve-month fiscal period, however there are signs that a rebound may be underway.

Together with Allianz Global Investors Fund Management LLC, the Portfolios’ investment manager, and Pacific Investment Management Company LLC, the Portfolios’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	3

Allianz Global Investors Managed Accounts Trust

Fixed Income SHares: Series C, M, R, TE

Important Information

October 31, 2012 (unaudited)

In an economic environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds and fixed income securities held by a fund and are likely to cause these instruments to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Fixed Income SHares: Series C, M, R and TE (the “Portfolios”) may be subject to various risks as described in their prospectuses. Some of these risks may include, but are not limited to, the following: derivatives risk, foreign (non-U.S.) investment risk, high-yield security risk, counterparty risk and issuer non-diversification risk. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks, such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic, political and other developments. This risk may be enhanced when a Portfolio invests in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified Portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall Portfolio.

Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Portfolios’ Investment Manager and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serves as the sub-adviser. The Portfolios’ Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolios. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios’ shareholder servicing agent at (800) 628-1237, on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in each Portfolio at the beginning of each specified period from its value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of more than one year represents the average annual total return during the period.

An investment in the Portfolios involves risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. The following data is provided for informational purposes only and is not intended for trading purposes. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding.

This report, including the financial information herein, is transmitted to the shareholders of Allianz Global Investors Managed Accounts Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any other securities mentioned in this report.

4	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Allianz Global Investors Managed Accounts Trust

Fixed Income SHares: Series C Portfolio Insights

October 31, 2012 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXICX	Intermediate maturity fixed income securities	3/17/00

Net Assets:
$4.0 billion

Portfolio Manager:
Curtis Mewbourne

Performance, Statistics & Drivers

For the 12-months ended October 31, 2012, Series C returned 13.79%, prior to the deduction of fees, outperforming the unmanaged Barclays U.S. Credit Intermediate Index (the “benchmark index”), which returned 7.78% during the reporting period.

An overweighting to U.S. duration contributed positively to Series C’s performance. The 10-year U.S. Treasury yield fell 45 basis points during the 12-month reporting period amid concerns of a U.S. economic downturn and signs of a recession in Europe. Non-U.S. interest rate exposure, particularly to Australia and the U.K., also enhanced performance, as yields declined in these countries during the reporting period. An emphasis on the bonds of financial firms within the corporate debt market added to returns. Financial companies outpaced the broader investment grade corporate market, as the impact from ratings downgrades of U.S. banks was largely benign. An allocation to Build America Bonds enhanced returns as these securities outperformed Treasuries of similar duration. Modest exposure to non-agency mortgage-backed securities (“MBS”), which are not guaranteed by the government, contributed to performance as this sector was positively impacted by generally strong risk appetite during the 12-month reporting period. An allocation to emerging market debt, particularly Brazil and Mexico, was additive to returns as the markets reflected a more favorable short-term economic outlook and risk assets rallied amid supportive policy measures in the U.S. and Europe. Exposure to select currencies, including the Mexican peso and Canadian dollar, aided returns as these currencies rallied versus the U.S. dollar.

An overall underweighting to corporate bonds adversely impacted performance, as investors continued to seek higher yielding sectors as a result of continued low rates. Exposure to agency MBS detracted from returns as these securities underperformed the benchmark index.

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	5

Allianz Global Investors Managed Accounts Trust

Fixed Income SHares: Series M Portfolio Insights

October 31, 2012 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIMX	Intermediate maturity mortgage-backed securities	3/17/00

Net Assets:
$4.0 billion

Portfolio Manager:
Curtis Mewbourne

Performance, Statistics & Drivers

For the 12-months ended October 31, 2012, Series M returned 12.23%, prior to the deduction of fees, outperforming the unmanaged Barclays U.S. MBS Fixed-Rate Index (the “benchmark index”), which returned 3.56% during the reporting period.

An overweighting to U.S. duration contributed positively to Series M’s performance. The 10-year U.S. Treasury yield fell 45 basis points during the 12-month reporting period amid concerns of a U.S. economic downturn and signs of a recession in Europe. Non-U.S. interest rate exposure, particularly to the U.K., also enhanced performance, as yields fell in most developed countries during the reporting period. Exposure to non-agency mortgage-backed securities (“MBS”), which are not guaranteed by the government, contributed to performance as this sector was positively impacted by generally strong risk appetite during the 12-month reporting period. An allocation to Build America Bonds enhanced returns as these securities outperformed the benchmark index during the period. Positions in investment-grade corporate bonds, particularly Financials, positively impacted performance as investors continued to seek higher yielding sectors in the continuing low interest rate environment. Exposure to emerging market corporate debt, especially to countries such as South Korea and Mexico, was beneficial to returns.

Exposure to U.S. interest rates through Treasuries detracted from returns as this sector underperformed the benchmark index during the 12-month reporting period.

6	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Allianz Global Investors Managed Accounts Trust

Fixed Income SHares: Series R Portfolio Insights

October 31, 2012 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIRX	Inflation-indexed fixed income securities	4/15/04

Net Assets:
$602.7 million

Portfolio Manager:
Mihir Worah

Performance, Statistics & Drivers

For the 12-months ended October 31, 2012, Series R returned 13.26%, prior to the deduction of fees, outperforming the unmanaged Barclays U.S. TIPS Index (the “benchmark index”), which returned 8.03% during the reporting period.

An overall overweighting to investment-grade corporate bonds positively impacted performance as investors continued to seek higher yielding sectors in the continuing low interest rate environment. An allocation to Brazilian nominal rates added to performance as these securities posted strong returns as real rates continued to fall in the country. A modest exposure to non-agency mortgage-backed securities (“MBS”), which are not guaranteed by the government, contributed to performance as this sector was positively impacted by generally strong risk appetite during the 12-month reporting period. Exposure to emerging market credits, particularly Brazilian corporate securities, was positive for performance. Exposure to real rates in Australia and Italy was positive for performance as real yields rallied in these countries.

An underweight to U.S. real duration detracted from performance as breakeven inflation levels widened.

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	7

Allianz Global Investors Managed Accounts Trust

Fixed Income SHares: Series TE Portfolio Insights

October 31, 2012 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIEX	High yield municipal securities	6/26/12

Net Assets:
$9.5 million

Portfolio Manager:
Curtis Mewbourne

Performance, Statistics & Drivers

From its inception on June 26, 2012 through October 31, 2012, Series TE returned 0.43%, prior to the deduction of fees, outperforming the unmanaged Barclays Municipal Bond 1-Year Index (the “benchmark index”), which returned 0.25% during the same period.

An overweighting to U.S. duration contributed to Series TE’s performance as municipal yields fell across the curve. An emphasis on revenue bonds versus general obligation bonds was positive for performance as revenue bonds outperformed general obligation securities during the reporting period. An overweighting to special-tax and corporate-backed sectors contributed to returns as these sectors outperformed the broader municipal market.

An underweighting to pre-refunded municipal securities detracted from performance as they outperformed the benchmark index during the reporting period. An allocation to the Health Care sector was also a drag on performance during the reporting period.

8	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Allianz Global Investors Managed Accounts Trust

Fixed Income SHares: Series C Performance & Statistics

October 31, 2012 (unaudited)

Total Returns (Period ended 10/31/12)	1 Year	5 Years	10 Years	Since Inception (3/17/00)
Series C	13.79%	16.44%	13.14%	12.55%
Barclays U.S. Credit Intermediate Index	7.78%	6.92%	5.93%	6.65%

Change in Value of $10,000 Investments in

Series C and the Barclays U.S. Credit

Intermediate Index

Moody’s Ratings

(as a % of total investments,

before options written and securities sold short)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (5/1/12)	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$1,064.00	$1,025.13
Expenses Paid During Period	$0.01	$0.01

Expenses are equal to the annualized expense ratio of 0.002%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	9

Allianz Global Investors Managed Accounts Trust

Fixed Income SHares: Series M Performance & Statistics

October 31, 2012 (unaudited)

Total Returns (Period ended 10/31/12)	1 Year	5 Years	10 Years	Since Inception (3/17/00)
Series M	12.23%	9.11%	7.55%	9.06%
Barclays U.S. MBS Fixed-Rate Index	3.56%	6.17%	5.22%	6.17%

Change in Value of $10,000 Investments in Series M and the Barclays U.S. MBS Fixed-Rate Index

Moody’s Ratings

(as a % of total investments,

before options written)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (5/1/12)	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$1,057.00	$1,025.13
Expenses Paid During Period	$0.00	$0.00

Expenses are equal to the annualized expense ratio of 0.0008%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Allianz Global Investors Managed Accounts Trust

Fixed Income SHares: Series R Performance & Statistics

October 31, 2012 (unaudited)

Total Returns (Period ended 10/31/12)	1 Year	5 Years	Since Inception (4/15/04)
Series R	13.26%	12.58%	9.68%
Barclays U.S. TIPS Index	8.03%	7.88%	6.64%

Change in Value of $10,000 Investments in Series R and the Barclays U.S. TIPS Index

Moody’s Ratings

(as a % of total investments,

before options written )

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (5/1/12)	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$1,059.30	$1,024.94
Expenses Paid During Period	$0.21	$0.20

Expenses are equal to the annualized expense ratio of 0.04%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	11

Allianz Global Investors Managed Accounts Trust

Fixed Income SHares: Series TE Performance & Statistics

October 31, 2012 (unaudited)

Total Returns (Period ended 10/31/12)	Since Inception (6/26/12)
Series TE	0.43%
Barclays Municipal Bond 1-Year Index	0.25%

Change in Value of $10,000 Investments in

Series TE and the Barclays Municipal Bond 1-Year Index

Moody’s Ratings

(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (6/26/12)*	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$1,004.30	$1,025.14
Expenses Paid During Period	$0.00	$0.00

*	Series TE commenced operations on June 26, 2012. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning May 1, 2012.

Expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 127/366 for the Actual expense example and 184/366 for the Hypothetical expense example.

12	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Allianz Global Investors Managed Accounts Trust

Benchmark Descriptions

October 31, 2012 (unaudited)

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Index/Description

•	Barclays Municipal Bond 1-Year Index

The Barclays Municipal Bond 1-Year Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years.

•	Barclays U.S. Credit Intermediate Index

The Barclays U.S. Credit Intermediate Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes with intermediate maturities ranging from 1 to 10 years. Securities must also meet specific liquidity and quality requirements.

•	Barclays U.S. MBS Fixed-Rate Index

The Barclays U.S. MBS Fixed-Rate Index is an unmanaged index comprised of fixed rate mortgage pass through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC), with a Weighted Average Maturity (WAM) of at least one year and at least $250 million par outstanding.

•	Barclays U.S. TIPS Index

The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), having at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index.

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	13

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012

Principal Amount (000s)			Value
	CORPORATE BONDS & NOTES–50.2%

		Airlines–1.0%
	$86	American Airlines Pass Through Trust, 10.375%, 1/2/21	$90,931
		Northwest Airlines, Inc.,
	1,365	7.041%, 10/1/23	1,523,407
	37,571	7.15%, 4/1/21, (MBIA)	40,107,252
	50	United Air Lines Pass Through Trust, 10.125%, 3/22/15 (b)(f)	31,378

			41,752,968

		Automotive–0.3%
	9,100	Volkswagen International Finance NV, 4.00%, 8/12/20 (a)(d)	10,128,245

		Banking–6.7%
	16,200	Abbey National Treasury Services PLC, 1.893%, 4/25/14 (j)	16,174,987
	5,000	American Express Bank FSB, 5.50%, 4/16/13	5,116,435
	5,200	Banco do Brasil S.A., 4.50%, 1/22/15 (a)(d)	5,486,000
		Banco Santander Brasil S.A.,
	1,000	4.50%, 4/6/15	1,037,500
	3,500	4.50%, 4/6/15 (a)(d)	3,631,250
	30,200	Banco Santander Brasil S.A., 2.485%, 3/18/14 (a)(d)(j)	29,747,242
		Barclays Bank PLC,
	24,000	6.05%, 12/4/17 (a)(b)(d)(o) (acquisition cost–$20,582,878; purchased 12/7/07-4/24/09)	26,317,440
	£3,300	14.00%, 6/15/19 (i)	6,890,393
	$23,900	BPCE S.A., 2.189%, 2/7/14 (a)(b)(d)(j)(o) (acquisition cost–$23,863,194; purchased 1/31/11)	24,181,207
AUD	2,600	Commonwealth Bank of Australia, 4.50%, 2/20/14	2,749,340
	$20,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a)(b)(d)(i)(o) (acquisition cost–$21,080,262; purchased 5/29/09-7/16/09)	26,907,580
	5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14 (a)(b)(d)(i)(o) (acquisition cost–$5,332,000; purchased 7/20/05)	4,137,500
	30,600	HBOS PLC, 6.75%, 5/21/18 (a)(b)(d)(o) (acquisition cost–$30,472,704; purchased 5/15/08)	32,589,000
		HSBC Capital Funding L.P. (a)(d)(i),
	13,900	4.61%, 6/27/13	13,896,497
	1,350	10.176%, 6/30/30 (b)(o) (acquisition cost–$1,545,528; purchased 5/30/02-10/10/08)	1,863,000
		ICICI Bank Ltd.,
	5,900	4.75%, 11/25/16 (a)(d)	6,200,516
	2,500	5.00%, 1/15/16	2,634,505
	700	5.50%, 3/25/15	739,283
	900	Korea Exchange Bank, 4.875%, 1/14/16	978,381
	29,300	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a)(d)(i)	32,749,841

14	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)			Value

		Banking (continued)
	$2,400	RBS Capital Trust I, 4.709%, 7/1/13 (i)	$1,671,000
		State Bank of India,
	1,300	4.50%, 10/23/14	1,352,295
	1,000	4.50%, 7/27/15 (a)(d)	1,050,694
AUD	20,000	Westpac Banking Corp., 4.75%, 3/5/14	21,232,746

			269,334,632

		Biotechnology–0.1%
	$1,700	Amgen, Inc., 5.70%, 2/1/19	2,048,000

		Computers–0.1%
	5,000	Lexmark International, Inc., 5.90%, 6/1/13	5,109,440

		Diversified Manufacturing–0.4%
	15,000	Tyco Electronics Group S.A., 6.55%, 10/1/17	17,980,245

		Drugs & Medical Products–0.3%
	1,800	Abbott Laboratories, 5.125%, 4/1/19	2,173,484
	100	Biomet, Inc., 10.00%, 10/15/17	105,625
	3,400	GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	4,182,520
	1,700	Hospira, Inc., 6.05%, 3/30/17	1,996,670
	1,300	Pfizer, Inc., 6.20%, 3/15/19	1,665,441

			10,123,740

		Financial Services–20.3%
		Ally Financial, Inc.,
	13,894	2.618%, 12/1/14 (j)	13,689,619
	21,075	3.779%, 6/20/14 (j)	21,649,715
	16,700	4.625%, 6/26/15	17,358,681
	1,000	6.75%, 12/1/14	1,075,692
	10,500	7.50%, 12/31/13	11,169,375
	17,300	8.00%, 3/15/20	20,718,480
	19,100	8.30%, 2/12/15	21,444,525
	11,000	American Express Co., 7.25%, 5/20/14	12,088,461
		Bank of America Corp.,
	3,800	5.65%, 5/1/18	4,427,536
	4,300	5.75%, 12/1/17	4,984,212
	2,715	6.00%, 9/1/17	3,172,423
		Bear Stearns Cos. LLC,
	1,500	5.30%, 10/30/15	1,677,609
	17,265	7.25%, 2/1/18	21,499,069
	39,800	BNP Paribas S.A., 5.00%, 1/15/21	44,189,860
	2,300	BRFkredit A/S, 2.05%, 4/15/13 (a)(d)	2,318,706

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	15

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Financial Services (continued)
$5,700	Caterpillar Financial Services Corp., 7.15%, 2/15/19	$7,572,912
	Citigroup, Inc.,
12,350	4.75%, 5/19/15	13,391,895
700	5.50%, 4/11/13	714,828
700	5.50%, 10/15/14	756,545
11,718	6.00%, 8/15/17	13,802,843
13,500	6.125%, 11/21/17	16,024,500
	Ford Motor Credit Co. LLC,
49,300	5.625%, 9/15/15	54,042,364
16,900	7.00%, 10/1/13	17,830,768
20,750	8.00%, 6/1/14	22,654,663
7,900	8.00%, 12/15/16	9,583,790
2,700	8.125%, 1/15/20	3,439,344
3,400	8.70%, 10/1/14	3,834,054
	General Electric Capital Corp.,
€10,000	4.625%, 9/15/66, (converts to FRN on 9/15/16) (a)(d)	12,378,227
€19,100	5.50%, 9/15/67, (converts to FRN on 9/15/17)	24,620,293
$5,000	6.15%, 8/7/37	6,403,095
£1,400	6.50%, 9/15/67, (converts to FRN on 9/15/17)	2,303,869
	Goldman Sachs Group, Inc.,
€10,000	0.668%, 5/23/16 (j)	12,316,776
$15,200	6.15%, 4/1/18	17,813,138
2,000	HSBC Finance Corp., 0.848%, 6/1/16 (j)	1,926,020
	HSBC Holdings PLC,
700	6.50%, 5/2/36	857,842
400	7.625%, 5/17/32	520,610
	International Lease Finance Corp. (a)(d),
4,000	6.75%, 9/1/16	4,540,000
3,000	7.125%, 9/1/18	3,540,000
14,800	JPMorgan Chase & Co., 6.00%, 1/15/18	17,626,726
	LBG Capital No.1 PLC,
€2,825	7.375%, 3/12/20	3,505,271
£9,402	7.588%, 5/12/20	15,137,573
£1,000	7.869%, 8/25/20	1,619,397
$3,400	7.875%, 11/1/20 (a)(b)(d)(o)
	(acquisition cost–$2,788,000; purchased 12/7/09)	3,527,500
22,200	8.50%, 12/17/21 (a)(b)(d)(i)(o)
	(acquisition cost–$22,200,000; purchased 9/22/05-5/10/07)	20,646,000
	LBG Capital No.2 PLC,
£2,331	9.00%, 12/15/19	3,808,444

16	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Financial Services (continued)
£4,500	9.334%, 2/7/20	$7,566,870
€2,180	15.00%, 12/21/19	3,750,992
	Merrill Lynch & Co., Inc.,
$500	5.00%, 1/15/15	537,425
200	6.15%, 4/25/13	204,988
22,700	6.40%, 8/28/17	26,785,092
40,100	6.875%, 4/25/18	48,452,269
	Morgan Stanley,
€10,000	0.63%, 1/16/17 (j)	12,005,545
$15,700	1.293%, 4/29/13 (j)	15,730,788
2,800	5.375%, 10/15/15	3,053,924
€5,000	5.375%, 8/10/20	7,125,018
$900	5.95%, 12/28/17	1,022,088
3,700	6.625%, 4/1/18	4,306,571
£550	MUFG Capital Finance 5 Ltd., 6.299%, 1/25/17 (i)	972,324
$1,000	Novatek Finance Ltd., 5.326%, 2/3/16 (a)(d)	1,078,920
528	Preferred Term Securities XIII Ltd., 0.939%, 3/24/34 (a)(b)(d)(j)(o)
	(acquisition cost–$528,393; purchased 3/9/04)	359,307
1,500	Qatari Diar Finance QSC, 5.00%, 7/21/20	1,755,000
500	QNB Finance Ltd., 3.125%, 11/16/15	523,500
	Royal Bank of Scotland Group PLC,
273	5.00%, 11/12/13	279,825
22,200	6.99%, 10/5/17 (a)(b)(d)(i)(o)
	(acquisition cost–$22,553,947; purchased 10/25/07-10/26/07)	20,368,500
5,000	7.648%, 9/30/31 (i)	4,975,000
€1,000	Royal Bank of Scotland PLC,
	4.625%, 9/22/21, (converts to FRN on 9/22/16)	1,199,943
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
$500	7.125%, 1/14/14	530,650
1,500	9.00%, 6/11/14 (a)(d)	1,659,855
	SLM Corp.,
€2,950	0.582%, 6/17/13 (j)	3,785,660
£500	4.875%, 12/17/12	810,941
$750	5.00%, 10/1/13	778,125
11,200	5.375%, 1/15/13	11,274,816
400	5.375%, 5/15/14	420,514
36,000	6.25%, 1/25/16	39,061,800
9,555	8.45%, 6/15/18	11,403,224
	Teco Finance, Inc.,
983	6.572%, 11/1/17	1,192,828

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	17

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Financial Services (continued)
$2,000	6.75%, 5/1/15	$2,268,310
7,700	TNK-BP Finance S.A., 7.50%, 3/13/13	7,888,188
6,800	TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67%, 3/5/14	7,196,644
	UBS AG,
500	4.875%, 8/4/20	574,678
1,000	5.875%, 12/20/17	1,184,142
6,700	USB Capital IX, 3.50%, 11/30/12 (i)	6,022,496
2,050	Wachovia Corp., 5.75%, 2/1/18	2,475,955
19,217	Wells Fargo & Co., 7.98%, 3/15/18 (i)	22,796,166
4,200	White Nights Finance BV for Gazprom, 10.50%, 3/25/14	4,670,106
7,400	Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (a)(d)	8,391,149

		814,643,386

	Food & Beverage–0.2%
6,700	Mondelez International, Inc., 6.50%, 8/11/17	8,280,932
1,100	Tate & Lyle International Finance PLC, 6.625%, 6/15/16 (a)(b)(d)(o)
	(acquisition cost–$957,637; purchased 3/12/09)	1,261,901

		9,542,833

	Healthcare & Hospitals–0.2%
	HCA, Inc.,
3,200	7.25%, 9/15/20	3,556,000
4,000	7.875%, 2/15/20	4,490,000

		8,046,000

	Holding Companies–0.2%
	Hutchison Whampoa International Ltd.,
100	5.75%, 9/11/19	120,159
1,000	7.625%, 4/9/19	1,290,536
6,300	Sinochem Overseas Capital Co., Ltd., 4.50%, 11/12/20 (a)(d)	6,815,233

		8,225,928

	Insurance–4.3%
	American International Group, Inc.,
1,900	3.65%, 1/15/14	1,957,460
7,600	5.05%, 10/1/15	8,387,079
2,000	5.45%, 5/18/17	2,293,660
900	5.60%, 10/18/16	1,032,149
30,600	5.85%, 1/16/18	35,819,564
17,200	6.25%, 5/1/36	22,273,759
£1,456	6.765%, 11/15/17	2,757,841
€5,557	6.797%, 11/15/17	8,659,521

18	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Insurance (continued)
$70,000	8.25%, 8/15/18	$91,112,420

		174,293,453

	Metals & Mining–0.9%
2,900	CSN Islands XI Corp., 6.875%, 9/21/19 (a)(d)	3,356,750
	Gerdau Holdings, Inc.,
3,950	7.00%, 1/20/20	4,664,950
11,800	7.00%, 1/20/20 (a)(d)	13,935,800
1,000	Gerdau Trade, Inc., 5.75%, 1/30/21 (a)(d)	1,120,500
5,000	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/7/20 (a)(d)	4,951,925
1,600	Newmont Mining Corp., 5.125%, 10/1/19	1,856,790
800	Teck Resources Ltd., 4.50%, 1/15/21	862,264
	Vale Overseas Ltd.,
2,790	6.875%, 11/10/39	3,477,105
2,000	8.25%, 1/17/34	2,724,204

		36,950,288

	Multi-Media–1.9%
1,000	Comcast Cable Communications LLC, 7.125%, 6/15/13	1,040,113
	Comcast Corp.,
10,600	5.875%, 2/15/18	12,945,070
1,700	5.90%, 3/15/16	1,977,144
700	6.30%, 11/15/17	869,846
	CSC Holdings LLC,
7,850	7.625%, 7/15/18	9,125,625
810	7.875%, 2/15/18	943,650
7,500	8.625%, 2/15/19	8,925,000
	DISH DBS Corp.,
3,700	7.00%, 10/1/13	3,880,375
4,200	7.125%, 2/1/16	4,714,500
19,200	7.75%, 5/31/15	21,696,000
	Time Warner Cable, Inc.,
6,940	5.85%, 5/1/17	8,309,533
1,500	8.25%, 4/1/19	2,029,452

		76,456,308

	Oil & Gas–5.8%
300	Anadarko Petroleum Corp., 5.95%, 9/15/16	348,679
1,100	BP Capital Markets PLC, 3.625%, 5/8/14	1,151,930
2,400	Canadian Natural Resources Ltd., 6.00%, 8/15/16	2,822,338
10,400	Canadian Oil Sands Ltd., 7.75%, 5/15/19 (a)(d)	13,207,667
2,900	DCP Midstream LLC, 5.375%, 10/15/15 (a)(d)	3,104,676

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	19

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Oil & Gas (continued)
$846	Devon Energy Corp., 7.95%, 4/15/32	$1,290,523
1,300	Devon Financing Corp. ULC, 7.875%, 9/30/31	1,939,536
1,330	Ecopetrol S.A., 7.625%, 7/23/19	1,729,000
	El Paso LLC,
1,789	7.00%, 6/15/17	2,052,207
19,700	7.25%, 6/1/18	22,835,590
4,800	Enbridge Energy Partners L.P., 5.875%, 12/15/16	5,642,736
	EnCana Corp.,
2,000	5.90%, 12/1/17	2,387,308
4,700	6.50%, 8/15/34	5,862,169
	Energy Transfer Partners L.P.,
2,100	6.125%, 2/15/17	2,460,068
2,600	6.625%, 10/15/36	3,220,802
	Gaz Capital S.A. for Gazprom,
6,500	6.212%, 11/22/16	7,258,680
1,300	6.51%, 3/7/22	1,537,250
14,000	8.146%, 4/11/18 (a)(d)	17,221,820
1,280	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20	1,442,666
1,800	Halliburton Co., 6.15%, 9/15/19	2,293,465
867	Kern River Funding Corp., 4.893%, 4/30/18 (a)(b)(d)(o) (acquisition cost–$866,908; purchased 4/28/03)	946,238
	Kinder Morgan Energy Partners L.P.,
700	5.00%, 12/15/13	732,371
5,800	6.00%, 2/1/17	6,868,140
3,800	6.95%, 1/15/38	5,104,851
5,500	7.30%, 8/15/33	7,439,492
11,900	Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 (a)(b)(d)(o) (acquisition cost–$11,879,413; purchased 9/9/09)	12,388,293
3,400	NGPL PipeCo LLC, 7.119%, 12/15/17 (a)(d)	3,663,500
1,700	Northwest Pipeline GP, 7.00%, 6/15/16	2,024,185
291	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	336,832
500	Pemex Project Funding Master Trust, 5.75%, 12/15/15	560,000
15,250	Petrobras International Finance Co., 7.875%, 3/15/19	19,371,160
	Petroleos Mexicanos,
18,700	5.50%, 1/21/21	21,925,750
14,550	6.50%, 6/2/41	18,132,937
7,500	8.00%, 5/3/19	9,862,500
2,600	Plains All American Pipeline L.P., 6.65%, 1/15/37	3,509,730
2,791	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20	3,161,091
	Ras Laffan Liquefied Natural Gas Co., Ltd. III,
1,400	5.50%, 9/30/14	1,522,150

20	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Oil & Gas (continued)
$1,616	5.832%, 9/30/16 (b)	$1,787,296
3,000	6.75%, 9/30/19	3,775,500
1,800	Reliance Holdings USA, Inc., 4.50%, 10/19/20 (b)	1,903,133
100	Rockies Express Pipeline LLC, 5.625%, 4/15/20 (a)(d)	95,750
4,400	Southern Natural Gas Co. LLC, 5.90%, 4/1/17 (a)(d)	5,177,801
1,950	Tennessee Gas Pipeline Co. LLC, 7.50%, 4/1/17	2,435,562
1,100	TransCanada PipeLines Ltd., 3.80%, 10/1/20	1,242,129

		233,775,501

	Paper & Forest Products–0.2%
5,000	Weyerhaeuser Co., 7.375%, 10/1/19	6,240,770

	Paper/Paper Products–0.2%
6,300	Georgia-Pacific LLC, 5.40%, 11/1/20 (a)(d)	7,483,619

	Retail–1.0%
	CVS Pass Through Trust,
7,936	6.943%, 1/10/30	10,061,590
22,605	7.507%, 1/10/32 (a)(d)	30,266,740

		40,328,330

	Road & Rail–0.1%
1,800	Canadian National Railway Co., 5.55%, 3/1/19	2,192,157

	Technology–0.1%
1,800	International Business Machines Corp., 8.375%, 11/1/19	2,588,150
1,800	Oracle Corp., 5.00%, 7/8/19	2,189,383

		4,777,533

	Telecommunications–2.9%
	America Movil S.A.B. De C.V.,
42,800	5.00%, 3/30/20	50,525,785
21,400	6.125%, 3/30/40	28,399,448
51	AT&T Corp., 8.00%, 11/15/31	79,299
	AT&T, Inc.,
1,718	5.35%, 9/1/40	2,109,391
5,000	5.50%, 2/1/18	6,080,195
1,100	5.80%, 2/15/19	1,382,124
1,000	Axiata SPV1 Labuan Ltd., 5.375%, 4/28/20	1,134,326
4,500	Deutsche Telekom International Finance BV, 6.75%, 8/20/18	5,641,178
	Qtel International Finance Ltd. (a)(d),
3,000	3.375%, 10/14/16	3,180,000
7,300	5.00%, 10/19/25	8,322,000
	Qwest Corp.,
2,000	3.639%, 6/15/13 (j)	2,009,684

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	21

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)			Value

		Telecommunications (continued)
	$1,250	6.50%, 6/1/17	$1,467,746
	4,800	Sprint Capital Corp., 8.75%, 3/15/32	5,688,000
	1,100	Verizon Communications, Inc., 8.75%, 11/1/18	1,536,066

			117,555,242

		Tobacco–0.7%
	10,000	Altria Group, Inc., 10.20%, 2/6/39	17,583,260
	1,400	Philip Morris International, Inc., 5.65%, 5/16/18	1,719,852
	8,130	Reynolds American, Inc., 7.75%, 6/1/18	10,255,434

			29,558,546

		Utilities–2.3%
	2,498	Bruce Mansfield Unit, 6.85%, 6/1/34	2,661,829
	2,000	Consumers Energy Co., 5.15%, 2/15/17	2,319,438
	5,000	DTE Energy Co., 6.35%, 6/1/16	5,888,300
	14,200	EDF S.A., 6.50%, 1/26/19 (a)(d)	17,572,202
	27,500	Entergy Corp., 3.625%, 9/15/15	29,044,565
	174	GG1C Funding Corp., 5.129%, 1/15/14 (a)(b)(d)(o) (acquisition cost–$173,799; purchased 4/16/04)	176,352
		Korea Hydro & Nuclear Power Co., Ltd.,
	300	3.125%, 9/16/15 (a)(d)	314,578
	4,550	6.25%, 6/17/14	4,913,964
	1,000	Majapahit Holding BV, 7.25%, 6/28/17	1,195,000
		Nevada Power Co.,
	100	5.875%, 1/15/15	110,859
	1,600	5.95%, 3/15/16	1,843,934
	3,000	6.50%, 5/15/18	3,783,948
	900	Nisource Finance Corp., 6.40%, 3/15/18	1,096,296
	6,100	NRG Energy, Inc., 7.625%, 1/15/18	6,694,750
	1,700	Ohio Edison Co., 5.45%, 5/1/15	1,858,721
	2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	3,400,120
	1,900	Sierra Pacific Power Co., 6.00%, 5/15/16	2,222,063
	4,500	Toledo Edison Co., 6.15%, 5/15/37	5,854,392
	54	W3A Funding Corp., 8.09%, 1/2/17	55,544

			91,006,855

		Total Corporate Bonds & Notes (cost–$1,761,917,763)	2,017,554,019

	SOVEREIGN DEBT OBLIGATIONS–14.1%
		Australia–7.3%
		Australia Government Bond (k),
AUD	110,800	3.00%, 9/20/25, Ser. 25-CI	161,540,993
AUD	61,700	4.00%, 8/20/20, Ser. 20-CI	125,096,367

22	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)			Value

		Australia (continued)
AUD	5,400	Queensland Treasury Corp., 6.00%, 9/14/17, Ser. 17	$6,293,685

			292,931,045

		Brazil–5.2%
		Brazil Notas do Tesouro Nacional, Ser. F,
BRL	8,390	10.00%, 1/1/13	4,154,781
BRL	40,777	10.00%, 1/1/14	20,657,341
BRL	164,206	10.00%, 1/1/17	85,203,887
BRL	147,171	10.00%, 1/1/21	76,498,024
	$3,300	Brazilian Development Bank, 6.369%, 6/16/18	4,001,250
		Brazilian Government International Bond,
	1,600	4.875%, 1/22/21	1,924,000
	12,176	8.875%, 10/14/19	17,594,320

			210,033,603

		Canada–0.3%
CAD	2,400	Province of Ontario Canada, 6.50%, 3/8/29	3,387,339
	$7,800	Province of Quebec Canada, 3.50%, 7/29/20	8,693,022

			12,080,361

		Colombia–0.1%
	2,000	Colombia Government International Bond, 7.375%, 1/27/17	2,495,000

		Indonesia–0.1%
	3,100	Indonesia Government International Bond, 6.875%, 1/17/18	3,785,875

		Korea (Republic of)–0.4%
		Export-Import Bank of Korea,
	10,900	4.00%, 1/29/21	11,995,657
	250	5.125%, 6/29/20	293,870
		Korea Development Bank,
	3,950	4.00%, 9/9/16	4,302,984
	300	8.00%, 1/23/14	325,174

			16,917,685

		Mexico–0.3%
	10,000	Mexico Government International Bond, 6.05%, 1/11/40	13,325,000

		Qatar–0.3%
		Qatar Government International Bond (a)(b)(d)(o),
	3,500	4.00%, 1/20/15
		(acquisition cost–$3,507,960; purchased 11/17/09-9/17/12)	3,722,250
	6,400	5.25%, 1/20/20
		(acquisition cost–$6,436,800; purchased 11/17/09-9/17/12)	7,654,400

			11,376,650

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	23

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Russian Federation–0.1%
$1,550	Russian Federation Bond, 7.50%, 3/31/30	$1,965,865

	South Africa–0.0%
300	South Africa Government International Bond, 6.875%, 5/27/19	375,120

	Total Sovereign Debt Obligations (cost–$542,114,946)	565,286,204

MUNICIPAL BONDS–12.0%
	Arizona–0.1%
2,000	Univ. of Arizona Rev., 6.423%, 8/1/35, Ser. A	2,345,820

	California–5.3%
2,400	Golden State Tobacco Securitization Corp. Rev., 5.75%, 6/1/47, Ser. A-1	2,153,280
15,000	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	18,461,400
	Los Angeles Cnty. Public Works Financing Auth. Rev.,
7,400	7.488%, 8/1/33	9,448,764
12,300	7.618%, 8/1/40	16,363,797
25,000	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	34,284,000
	Los Angeles Department of Water & Power Rev.,
3,000	5.516%, 7/1/27, Ser. C	3,500,490
5,000	6.574%, 7/1/45	7,009,950
1,300	Los Angeles Unified School Dist., GO, 6.758%, 7/1/34	1,728,337
300	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	355,743
1,000	San Diego Cnty. Water Auth. Rev., 6.138%, 5/1/49	1,335,010
	State, GO,
800	4.85%, 10/1/14	855,784
400	6.20%, 10/1/19	476,264
1,500	6.65%, 3/1/22	1,837,995
8,550	7.55%, 4/1/39	11,933,919
36,400	7.60%, 11/1/40	51,425,556
12,000	7.70%, 11/1/30	14,706,600
23,500	7.95%, 3/1/36	28,167,100
7,500	Univ. of California Rev., 0.887%, 7/1/13, Ser. AA-2	7,529,325

		211,573,314

	Illinois–0.4%
10,500	Chicago Transit Auth. Rev., 6.20%, 12/1/40, Ser. B	11,903,640
1,600	Finance Auth. Rev., Univ. of Chicago, 5.50%, 7/1/37, Ser. B	1,923,616
2,500	Greater Chicago Metropolitan Water Reclamation Dist., GO, 5.72%, 12/1/38	3,172,025

		16,999,281

	Iowa–0.0%
680	Tobacco Settlement Auth. Rev., 6.50%, 6/1/23, Ser. A	673,316

24	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Massachusetts–0.5%
$17,000	School Building Auth. Rev., 5.468%, 6/15/27	$20,561,330

	New Jersey–0.3%
	State Turnpike Auth. Rev.,
5,000	7.102%, 1/1/41, Ser. A	7,209,250
3,900	7.414%, 1/1/40, Ser. F	5,811,468
250	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	218,472

		13,239,190

	New York–2.2%
5,500	Metropolitan Transportation Auth. Rev., 5.871%, 11/15/39	6,530,865
3,000	New York City, GO, 4.769%, 10/1/23, Ser. A-2	3,463,260
	New York City Municipal Water Finance Auth. Rev.,
3,640	5.79%, 6/15/41	4,135,295
1,445	6.011%, 6/15/42	1,972,974
	New York City Transitional Finance Auth. Rev.,
400	4.325%, 11/1/21	456,024
800	4.525%, 11/1/22	922,536
10,000	5.00%, 11/1/38, Ser. D	11,489,100
3,000	5.267%, 5/1/27, Ser. G-3	3,628,920
700	5.572%, 11/1/38	872,788
800	5.932%, 11/1/36	915,976
	State Dormitory Auth. Rev.,
10,000	5.00%, 3/15/27, Ser. A	12,000,700
20,345	5.00%, 2/15/30, Ser. D	24,290,913
1,600	5.289%, 3/15/33, Ser. H	1,898,752
2,700	5.389%, 3/15/40, Ser. H	3,325,779
3,180	State Thruway Auth. Rev., 5.00%, 3/15/25, Ser. A	3,878,900
	State Urban Dev. Corp. Rev.,
1,500	5.00%, 3/15/23, Ser. A	1,842,270
4,000	5.77%, 3/15/39	4,906,040

		86,531,092

	Ohio–0.4%
	American Municipal Power, Inc. Rev.,
3,600	5.939%, 2/15/47	4,178,700
1,400	Comb Hydroelectric Projects, 7.834%, 2/15/41, Ser. B	1,933,610
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
11,700	5.75%, 6/1/34	9,957,051
900	5.875%, 6/1/47	773,856

		16,843,217

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	25

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Texas–2.8%
	Conroe Independent School Dist., GO, Ser. A (PSF-GTD) (e),
$1,000	5.00%, 2/15/24	$1,226,930
2,610	5.00%, 2/15/25	3,188,924
2,905	5.00%, 2/15/26	3,524,753
3,115	5.00%, 2/15/27	3,766,440
5,000	5.00%, 2/15/28	6,020,450
4,520	5.00%, 2/15/29	5,419,887
21,200	Dallas, GO, 5.00%, 2/15/23	26,601,336
43,800	Dallas Area Rapid Transit Rev., 5.022%, 12/1/48	53,372,052
4,400	Dallas Cnty. Hospital Dist., GO, 5.621%, 8/15/44, Ser. C	5,667,200
4,100	North Texas Tollway Auth. Rev., 6.718%, 1/1/49, Ser. B	5,613,392

		114,401,364

	Total Municipal Bonds (cost–$411,242,518)	483,167,924

U.S. GOVERNMENT AGENCY SECURITIES–7.6%
	Fannie Mae–6.5%
2	2.319%, 8/25/18, CMO (j)	2,441
1,204	2.48%, 5/1/35, MBS (j)	1,271,492
3,359	2.649%, 11/1/35, MBS (j)	3,605,683
4	3.085%, 2/1/18, MBS (j)	4,433
1,940	4.00%, 11/1/40, MBS	2,080,944
3	4.095%, 4/1/17, MBS (j)	3,015
234,438	4.50%, 3/1/29-11/1/41, MBS	253,981,466
925	5.29%, 11/25/33, CMO	951,301

		261,900,775

	Freddie Mac–0.0%
1	1.95%, 6/1/30, MBS (j)	1,369
7	2.375%, 12/1/18, MBS (j)	7,578
374	6.50%, 1/1/38-10/1/38, MBS	425,286

		434,233

	Ginnie Mae–0.0%
12	1.625%, 1/20/22, MBS (j)	12,511

	Small Business Administration Participation Certificates–1.1%
183	4.504%, 2/10/14	188,412
3,132	4.77%, 4/1/24, ABS	3,505,506
20,678	5.32%, 1/1/27, ABS	23,748,155
14,616	5.70%, 8/1/26, ABS	16,870,841

		44,312,914

	Total U.S. Government Agency Securities (cost–$289,666,933)	306,660,433

26	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value
MORTGAGE-BACKED SECURITIES–5.2%

$179	Banc of America Funding Corp., 5.669%, 1/20/47, CMO (j)	$127,534
89	Banc of America Large Loan, Inc., 0.724%, 8/15/29, CMO (b)(j)	87,398
4,400	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.889%, 7/10/44, CMO (j)	5,059,457
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (j),
1,387	2.32%, 8/25/35	1,358,016
1,508	2.57%, 3/25/35	1,526,383
114	2.884%, 10/25/33	115,754
312	3.078%, 3/25/35	314,751
75	3.195%, 5/25/34	73,196
	Bear Stearns Alt-A Trust, CMO (j),
1,273	2.852%, 2/25/36	694,254
4,241	2.94%, 11/25/36	2,843,765
5,452	3.071%, 11/25/36	3,470,319
	Bear Stearns Commercial Mortgage Securities, CMO,
1,600	5.54%, 9/11/41	1,850,060
7,500	5.694%, 6/11/50 (j)	8,893,174
	Citigroup Mortgage Loan Trust, Inc., CMO (j),
585	2.23%, 9/25/35	581,364
534	2.34%, 9/25/35	518,750
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
8,000	5.302%, 1/15/46 (j)	9,014,412
4,400	5.322%, 12/11/49	5,079,818
27,960	Commercial Mortgage Pass Through Certificates, 5.762%, 9/15/39, CMO (j)	32,288,348
€240	Cordusio RMBS SRL, 0.362%, 6/30/35, CMO (j)	293,480
	Countrywide Alternative Loan Trust, CMO,
$2,036	0.401%, 11/25/46 (j)	1,342,142
595	0.411%, 5/25/36 (j)	374,989
9,806	6.25%, 8/25/37	7,139,470
	Countrywide Home Loan Mortgage Pass Through Trust, CMO (j),
290	0.531%, 3/25/35	184,601
62	3.026%, 8/25/34	53,299
18	Credit Suisse First Boston Mortgage Securities Corp., 2.601%, 7/25/33, CMO (j)	18,230
	Credit Suisse Mortgage Capital Certificates, CMO,
2,600	5.311%, 12/15/39	2,975,833
7,300	5.676%, 6/15/39 (j)	8,334,673
	Downey Savings & Loan Assoc. Mortgage Loan Trust, CMO (j),
2,149	0.472%, 8/19/45	1,718,608
1,271	2.457%, 7/19/44	1,182,151

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	27

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

$109	First Horizon Mortgage Pass Through Trust, 2.612%, 12/25/33, CMO (j)	$109,387
3,465	Greenpoint Mortgage Funding Trust, 0.441%, 6/25/45, CMO (j)	2,388,127
14	Greenpoint Mortgage Pass Through Certificates, 3.177%, 10/25/33, CMO (j)	13,395
	GSR Mortgage Loan Trust, CMO (j),
103	1.87%, 3/25/33	104,181
1,920	2.654%, 9/25/35	1,941,044
826	2.659%, 9/25/35	834,209
	Harborview Mortgage Loan Trust, CMO (j),
302	0.402%, 1/19/38	220,142
520	0.551%, 6/20/35	462,285
213	2.759%, 5/19/33	214,981
	Homebanc Mortgage Trust, CMO (j),
2,880	0.471%, 1/25/36	2,140,754
355	5.588%, 4/25/37	293,319
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
12,500	3.341%, 7/15/46 (a)(d)	13,446,200
20,600	4.106%, 7/15/46 (a)(d)	23,208,928
1,000	5.336%, 5/15/47	1,153,825
6,600	5.42%, 1/15/49	7,672,698
2,200	5.44%, 6/12/47	2,556,906
	JPMorgan Mortgage Trust, CMO (j),
106	2.365%, 11/25/33	105,734
1,502	2.983%, 7/25/35	1,549,269
131	4.985%, 2/25/35	133,716
5,043	5.154%, 2/25/36	4,260,911
1,541	5.28%, 7/25/35	1,555,168
	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO (j),
1,200	5.172%, 12/12/49	1,371,416
1,600	5.949%, 8/12/49	1,866,825
121	Morgan Stanley Dean Witter Capital I, 4.74%, 11/13/36, CMO	121,080
1,500	Morgan Stanley Reremic Trust, 5.789%, 8/15/45, CMO (a)(d)(j)	1,776,112
260	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO (a)(d)(g)(j)	22,003
	RBSSP Resecuritization Trust, CMO (a)(d)(j),
1,258	0.497%, 5/26/37	1,202,311
13,211	0.537%, 3/26/37	12,255,593
6,524	0.711%, 9/26/34	6,176,003
8,424	0.711%, 3/26/36	8,157,934
5,764	0.711%, 4/26/37	5,387,537
1,475	Residential Accredit Loans, Inc., 0.421%, 4/25/46, CMO (j)	732,646
146	Structured Adjustable Rate Mortgage Loan Trust, 2.778%, 2/25/34, CMO (j)	148,225
3,853	Structured Asset Mortgage Investments, Inc., 0.431%, 5/25/36, CMO (j)	2,467,318

28	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Wachovia Bank Commercial Mortgage Trust, CMO,
$304	0.294%, 6/15/20 (a)(d)(j)	$292,129
700	5.416%, 1/15/45 (j)	796,310
1,300	5.678%, 5/15/46	1,533,756
	WaMu Mortgage Pass Through Certificates, CMO (j),
211	0.521%, 1/25/45	203,106
2,302	0.62%, 11/25/34	2,219,917
1,177	1.148%, 2/25/46	1,051,897
705	Wells Fargo Mortgage-Backed Securities Trust, 2.647%, 3/25/36, CMO (j)	611,258

	Total Mortgage-Backed Securities (cost–$185,749,775)	210,272,784

U.S. TREASURY OBLIGATIONS–3.3%
11,393	U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28 (k)(l)	18,296,387
	U.S. Treasury Notes,
9,100	0.125%, 8/31/13	9,095,732
10,000	0.25%, 10/31/13	10,005,080
60,000	1.125%, 5/31/19 (l)	60,253,140
30,600	3.625%, 2/15/21	35,988,477

	Total U.S. Treasury Obligations (cost–$130,369,824)	133,638,816

SENIOR LOANS (a)(c)–0.6%
	Financial Services–0.6%
23,000	Springleaf Finance Corp., 5.50%, 5/10/17	22,712,500

	Healthcare & Hospitals–0.0%
886	HCA, Inc., 3.612%, 3/31/17, Term B2	888,758

	Total Senior Loans (cost–$23,798,165)	23,601,258

ASSET-BACKED SECURITIES–0.2%
	Bear Stearns Asset-Backed Securities Trust (j),
2,000	0.411%, 12/25/36	1,440,029
563	1.211%, 10/25/37	434,812
306	BNC Mortgage Loan Trust, 0.311%, 5/25/37 (j)	299,077
	Conseco Financial Corp.,
262	6.22%, 3/1/30	287,946
4,007	6.53%, 2/1/31 (j)	3,862,435
89	JPMorgan Mortgage Acquisition Corp., 0.291%, 3/25/37 (j)	88,617
3	Keystone Owner Trust, 9.00%, 1/25/29 (a)(d)	1,346
321	MASTR Asset-Backed Securities Trust, 0.291%, 5/25/37 (j)	315,579
246	Merrill Lynch Mortgage Investors, Inc., 0.331%, 2/25/37 (j)	88,016
197	Morgan Stanley Mortgage Loan Trust, 0.571%, 4/25/37 (j)	88,573
262	Popular ABS Mortgage Pass Through Trust, 0.301%, 6/25/47 (j)	222,347

	Total Asset-Backed Securities (cost–$6,722,203)	7,128,777

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	29

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Shares		Value
COMMON STOCK–0.0%

	Insurance–0.0%
451	American International Group, Inc. (m) (cost–$13,115)	$15,753

Principal Amount (000s)
SHORT-TERM INVESTMENTS–6.7%
	U.S. Treasury Obligations (l)(h)–3.3%
$134,161	U.S. Treasury Bills, 0.134%-0.197%, 3/7/13-10/17/13 (cost–$134,016,283)	134,024,050

	U.S. Government Agency Securities (h)–1.1%
16,200	Federal Home Loan Bank Discount Notes, 0.100%-0.162%, 11/28/12-2/20/13	16,194,814
28,600	Freddie Mac Discount Notes, 0.112%-0.194%, 1/3/13-8/1/13	28,589,917

	Total U.S. Government Agency Securities (cost–$44,777,751)	44,784,731

	Repurchase Agreements–2.3%
12,800	Barclays Capital, Inc., dated 10/26/12, 0.21%-0.23%, due 11/2/12, proceeds $12,800,548; collateralized by Ginnie Mae, 4.50%, due 3/20/41, valued at $6,591,548 and U.S. Treasury Bonds, 4.375%, due 2/15/38, valued at $6,614,807 including accrued interest	12,800,000
2,200	Barclays Capital, Inc., dated 10/31/12, 0.35%, due 11/1/12, proceeds $2,200,021; collateralized by Ginnie Mae, 3.50%, due 6/20/42, valued at $2,274,071 including accrued interest	2,200,000
43,800	Citigroup Global Markets, Inc., dated 10/11/12, 0.22%, due 11/14/12, proceeds $43,808,833; collateralized by Fannie Mae, 3.50%, due 9/1/42, valued at $45,036,731 including accrued interest	43,800,000
6,600	Deutsche Bank Securities, Inc., dated 10/31/12, 0.28%, due 11/1/12, proceeds $6,600,051; collateralized by U.S., Treasury Bonds, 3.125%, due 11/15/41, valued at $6,799,684 including accrued interest	6,600,000
12,200	Morgan Stanley & Co., dated 10/31/12, 0.31%, due 11/1/12, proceeds $12,200,105; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $1,132,334 and U.S. Treasury Notes, 1.50%, due 6/30/16, valued at $11,340,708 including accrued interest	12,200,000
3,134	State Street Bank & Trust Co., dated 10/31/12, 0.01%, due 11/1/12, proceeds $3,134,001; collateralized by Fannie Mae, 2.26%, due 10/17/22, valued at $3,201,017 including accrued interest	3,134,000
9,200	Toronto Dominion Securities, Inc., dated 10/31/12, 0.32%, due 11/1/12, proceeds $9,200,082; collateralized by U.S. Treasury Notes, 1.75%, due 7/31/15, valued at $9,441,234 including accrued interest	9,200,000

	Total Repurchase Agreements (cost–$89,934,000)	89,934,000

	Total Short-Term Investments (cost–$268,728,034)	268,742,781

	Total Investments, before options written and securities sold short (cost–$3,620,323,276)–99.9%	4,016,068,749

30	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series C Schedule of Investments

October 31, 2012 (continued)

Notional Amount (000s)			Value
OPTIONS WRITTEN (m)–(0.2)%

	Call Options–(0.2)%
	5-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$242,600	strike rate 1.40%, expires 3/18/13		$(5,731,619)
$91,200	strike rate 1.70%, expires 3/18/13		(3,426,594)

			(9,158,213)

	Put Options–(0.0)%
	5-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$242,600	strike rate 1.40%, expires 3/18/13		(367,951)
$91,200	strike rate 1.70%, expires 3/18/13		(59,855)

			(427,806)

	Total options written (premiums received–$10,135,275)		(9,586,019)

Principal Amount (000s)
SECURITIES SOLD SHORT–(1.5)%
	U.S. Government Agency Securities–(1.5)%
$57,200	Fannie Mae, 4.50%, MBS, TBA, 30 Year (proceeds received–$61,713,438)		(61,713,375)

	Total Investments, net of options written and securities sold short (cost–$3,548,474,563)	98.2%	3,944,769,355
	Other assets less other liabilities	1.8	74,073,158

	Net Assets	100.0%	$4,018,842,513

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	31

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012

Principal Amount (000s)		Value
U.S. GOVERNMENT AGENCY SECURITIES–47.4%

	Fannie Mae–45.6%
$6,100	0.411%, 10/27/37, CMO (j)	$6,071,306
35	0.669%, 8/25/21, CMO (j)	35,565
686	1.875%, 1/1/20, MBS (j)	717,065
399	1.936%, 1/1/22, MBS (j)	412,519
316	2.022%, 5/1/28, MBS (j)	336,129
1,672	2.087%, 1/1/34, MBS (j)	1,760,641
15	2.10%, 11/1/32, MBS (j)	15,596
32	2.169%, 10/1/32, MBS (j)	32,148
219	2.251%, 5/1/33, MBS (j)	235,207
119	2.274%, 1/1/33, MBS (j)	125,717
446	2.282%, 1/1/33, MBS (j)	471,653
335	2.297%, 9/1/35, MBS (j)	359,599
343	2.313%, 9/1/32, MBS (j)	367,735
300	2.33%, 2/1/33, MBS (j)	307,185
81	2.345%, 9/1/27, MBS (j)	85,694
126	2.415%, 5/1/34, MBS (j)	133,671
1,879	2.47%, 11/1/35, MBS (j)	2,006,231
152	2.485%, 12/1/34, MBS (j)	161,871
21	2.50%, 5/1/17, MBS (j)	21,140
225	2.54%, 12/1/32, MBS (j)	225,142
29	2.622%, 6/1/20, MBS (j)	30,063
43	2.76%, 5/1/18, MBS (j)	45,077
19	2.781%, 9/1/32, MBS (j)	18,962
30	2.814%, 1/1/18, MBS (j)	31,365
151	2.925%, 10/1/34, MBS (j)	159,011
523	2.944%, 4/1/35, MBS (j)	561,463
25	3.134%, 3/25/41, CMO (j)	25,398
23	3.543%, 5/25/42, CMO (j)	23,783
1,115	4.00%, 11/25/19, CMO	1,166,089
302,591	4.00%, 11/1/30-7/1/42, MBS	324,969,123
735,000	4.00%, MBS, TBA, 30 Year (e)	787,128,870
10,389	4.50%, 11/25/26-10/25/34, CMO	11,410,295
99,258	4.50%, 3/1/29-7/1/41, MBS	107,186,404
507,000	4.50%, MBS, TBA, 30 Year (e)	547,084,688
11,600	4.875%, 12/15/16 (l)	13,580,689
601	5.00%, 9/25/14, CMO	619,873
345	5.00%, 9/1/17-11/1/33, MBS	374,323
9,000	5.00%, MBS, TBA, 30 Year (e)	9,818,439
530	5.50%, 2/25/24, CMO	587,154

32	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Fannie Mae (continued)
$345	6.00%, 8/1/22-12/1/23, MBS	$380,141
29	6.50%, 1/1/25-12/1/28, MBS	33,276
96	6.50%, 7/18/27, CMO	109,334
174	7.00%, 11/1/38, MBS	207,826
55	7.01%, 8/1/22, MBS	63,773
5	7.925%, 2/1/25, MBS (j)	4,723
84	11.00%, 7/15/20, MBS	91,317

		1,819,593,273

	Freddie Mac–0.7%
106	0.664%, 8/15/29-12/15/31, CMO (j)	107,214
12	0.714%, 9/15/30, CMO (j)	11,859
16	0.764%, 3/15/32, CMO (j)	16,676
259	0.90%, 3/15/20-2/15/24, CMO (j)	263,111
6	0.95%, 10/15/19, CMO (j)	6,112
29	1.20%, 12/15/13, CMO (j)	29,390
62	1.40%, 9/15/22, CMO (j)	62,016
17	1.60%, 8/15/23, CMO (j)	17,506
133	1.975%, 8/1/32, MBS (j)	136,525
26	2.25%, 8/1/29, MBS (j)	28,187
4,501	2.291%, 6/1/35, MBS (j)	4,796,356
127	2.33%, 2/1/33, MBS (j)	135,806
307	2.334%, 2/1/29-4/1/32, MBS (j)	324,608
10	2.348%, 1/1/33, MBS (j)	10,465
277	2.35%, 3/1/32, MBS (j)	283,128
454	2.354%, 5/1/34, MBS (j)	487,926
100	2.375%, 1/1/32, MBS (j)	102,688
17	2.468%, 7/1/29, MBS (j)	18,011
161	2.493%, 10/1/32, MBS (j)	171,322
1,286	2.682%, 10/1/35, MBS (j)	1,382,738
96	2.75%, 10/1/32, MBS (j)	96,182
14	2.94%, 7/1/32, MBS (j)	14,600
15	3.10%, 8/1/32, MBS (j)	15,554
7,300	3.75%, 3/27/19 (l)	8,476,986
27	4.50%, 5/15/18, CMO	28,997
9,294	5.50%, 3/15/34-5/15/36, CMO	10,607,535
971	6.00%, 8/15/16-12/15/28, CMO	1,080,827
433	6.50%, 8/15/16-7/15/31, CMO	493,403
34	7.00%, 4/1/29-6/1/30, MBS	41,561

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	33

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Freddie Mac (continued)
$107	7.50%, 8/15/30, CMO	$127,018

		29,374,307

	Ginnie Mae–0.1%
25	0.561%, 6/20/32, CMO (j)	24,982
2,191	1.625%, 3/20/17-3/20/32, MBS (j)	2,277,005
320	1.75%, 4/20/22-6/20/32, MBS (j)	337,408
193	2.00%, 5/20/18-9/20/27, MBS (j)	199,935
41	2.25%, 6/20/22, MBS (j)	42,458
39	2.50%, 1/20/18-9/20/21, MBS (j)	41,240
90	3.00%, 4/20/19-8/20/25, MBS (j)	94,729
4	4.50%, 8/20/18, MBS (j)	4,197
2	6.50%, 5/15/23-12/15/23, MBS	2,292

		3,024,246

	Other Government Agencies–1.0%
14,107	SLM Student Loan Trust, 1.815%, 4/25/23, ABS (j)	14,739,102
20,324	Small Business Administration Participation Certificates, 5.23%, 3/1/27, ABS	23,068,001
1,028	Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	1,204,150

		39,011,253

	Total U.S. Government Agency Securities (cost–$1,868,938,476)	1,891,003,079

CORPORATE BONDS & NOTES–27.1%
	Banking–3.6%
47,900	ABN Amro Bank NV, 2.083%, 1/30/14 (a)(b)(d)(j)(o) (acquisition cost–$47,900,000; purchased 1/27/11)	48,454,826
4,255	Achmea Hypotheekbank NV, 3.20%, 11/3/14 (a)(d)	4,456,849
	American Express Bank FSB,
1,700	5.50%, 4/16/13	1,739,588
600	6.00%, 9/13/17	730,718
15,680	Bank of Nova Scotia, 1.65%, 10/29/15 (a)(d)	16,174,892
1,500	CoBank Acb, 7.875%, 4/16/18 (a)(b)(d)(o) (acquisition cost–$1,827,154; purchased 8/1/11)	1,873,569
1,900	Commonwealth Bank of Australia, 2.90%, 9/17/14 (a)(d)	1,985,912
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (a)(d),
1,600	3.20%, 3/11/15	1,680,853
36,900	4.75%, 1/15/20 (b)(o)
	(acquisition cost–$36,888,192; purchased 1/8/10)	42,338,396
4,200	Dexia Credit Local S.A., 2.75%, 1/10/14 (a)(d)	4,245,268
11,000	HSBC Capital Funding L.P., 4.61%, 6/27/13 (a)(d)(i)	10,997,228

34	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Banking (continued)
$6,700	ICICI Bank Ltd., 4.75%, 11/25/16 (a)(d)	$7,041,264

		141,719,363

	Biotechnology–0.0%
700	Amgen, Inc., 6.40%, 2/1/39	913,023

	Commercial Services–0.1%
4,700	Stanford University, 4.75%, 5/1/19	5,604,266

	Diversified Manufacturing–2.1%
70,000	General Electric Co., 5.25%, 12/6/17	82,999,700

	Drugs & Medical Products–0.6%
8,000	Novartis Securities Investment Ltd., 5.125%, 2/10/19	9,651,752
10,000	Pfizer, Inc., 6.20%, 3/15/19	12,811,080

		22,462,832

	Financial Services–15.9%
25,000	American Express Credit Corp., 5.875%, 5/2/13	25,669,850
	Bank of America Corp.,
8,295	0.765%, 8/15/16 (j)	7,802,791
21,700	5.75%, 12/1/17	25,152,882
50,300	7.375%, 5/15/14	54,979,811
	Bear Stearns Cos. LLC,
30,600	6.40%, 10/2/17	36,897,480
21,000	7.25%, 2/1/18	26,150,040
	Citigroup, Inc.,
13,100	2.135%, 5/15/18 (j)	13,049,277
1,550	4.587%, 12/15/15	1,692,019
40,500	5.50%, 4/11/13	41,357,912
27,600	6.125%, 5/15/18	33,004,439
25,000	6.375%, 8/12/14	27,253,175
	Goldman Sachs Group, Inc.,
€800	0.675%, 2/4/13 (j)	1,036,614
$2,000	5.95%, 1/18/18	2,330,440
27,575	6.75%, 10/1/37	30,392,889
	HSBC Finance Corp.,
670	0.848%, 6/1/16 (j)	645,217
19,600	6.676%, 1/15/21	23,212,907
1,900	HSBC Holdings PLC, 7.625%, 5/17/32	2,472,899
	JPMorgan Chase & Co.,
500	3.15%, 7/5/16	529,706
4,500	4.65%, 6/1/14	4,770,850

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	35

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Financial Services (continued)
$8,200	MassMutual Global Funding II, 2.875%, 4/21/14 (a)(b)(d)(o) (acquisition cost–$8,173,924; purchased 4/14/10)	$8,462,441
	Merrill Lynch & Co., Inc.,
200	5.00%, 1/15/15	214,970
400	5.45%, 7/15/14	429,054
59,200	6.875%, 4/25/18	71,530,531
	Morgan Stanley,
€5,850	0.608%, 3/1/13 (j)	7,580,207
$30,300	2.937%, 5/14/13 (j)	30,598,122
6,400	6.00%, 4/28/15	6,974,547
1,500	Ohio National Financial Services, Inc., 6.375%, 4/30/20 (a)(d)	1,719,832
10,000	OMX Timber Finance Investments I LLC, 5.42%, 1/29/20 (a)(b)(d)(o) (acquisition cost–$10,780,800; purchased 10/6/10)	10,981,400
2,000	Qatari Diar Finance QSC, 5.00%, 7/21/20	2,340,000
	SLM Corp.,
€12,450	0.582%, 6/17/13 (j)	15,976,771
$18,900	5.00%, 10/1/13	19,608,750
4,500	5.375%, 5/15/14	4,730,787
16,400	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	17,202,829
10,000	Temasek Financial I Ltd., 4.30%, 10/25/19	11,444,880
1,100	TNK-BP Finance S.A., 6.25%, 2/2/15	1,182,984
	UBS AG,
39,800	4.875%, 8/4/20	45,744,369
3,000	5.75%, 4/25/18	3,543,006
6,900	5.875%, 12/20/17	8,170,580
7,600	Wachovia Corp., 0.659%, 6/15/17 (j)	7,428,939

		634,266,197

	Food & Beverage–0.0%
1,257	Kraft Foods Group, Inc., 6.125%, 8/23/18 (a)(b)(d)(o) (acquisition cost–$1,542,150; purchased 7/17/12)	1,559,095
443	Mondelez International, Inc., 6.125%, 2/1/18	546,626

		2,105,721

	Healthcare & Hospitals–0.5%
15,000	Roche Holdings, Inc., 6.00%, 3/1/19 (a)(d)	18,878,085

	Insurance–0.7%
	American International Group, Inc.,
£455	6.765%, 11/15/17	861,825
$21,700	8.25%, 8/15/18	28,244,850

		29,106,675

36	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Metals & Mining–0.1%
$3,900	Alcoa, Inc., 6.15%, 8/15/20	$4,271,701

	Oil & Gas–1.4%
	Gaz Capital S.A. for Gazprom,
4,750	6.212%, 11/22/16	5,304,420
2,000	8.125%, 7/31/14	2,197,880
1,599	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20 (a)(d)	1,803,333
15,500	Kinder Morgan Energy Partners L.P., 6.95%, 1/15/38	20,822,421
194	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	224,555
14,550	Petroleos Mexicanos, 6.50%, 6/2/41	18,132,938
4,600	Valero Energy Corp., 6.625%, 6/15/37	5,744,756

		54,230,303

	Retail–0.1%
5,000	Macy’s Retail Holdings, Inc., 7.875%, 7/15/15	5,883,900

	Road & Rail–0.1%
2,000	RZD Capital Ltd., 5.739%, 4/3/17	2,225,000

	Telecommunications–1.4%
44,600	AT&T, Inc., 5.50%, 2/1/18	54,235,339

	Tobacco–0.4%
	Altria Group, Inc.,
1,790	9.25%, 8/6/19	2,527,756
507	9.70%, 11/10/18	723,658
9,700	Reynolds American, Inc., 7.25%, 6/15/37	12,977,223

		16,228,637

	Utilities–0.1%
2,600	EDF S.A., 6.50%, 1/26/19 (a)(d)	3,217,445

	Total Corporate Bonds & Notes (cost–$958,661,358)	1,078,348,187

MUNICIPAL BONDS–18.9%
	Alaska–0.0%
100	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	84,986

	California–6.5%
11,000	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	13,672,670
	Bay Area Toll Auth. Rev.,
11,000	6.907%, 10/1/50, Ser. S-3	15,615,160
800	6.918%, 4/1/40, Ser. S-1	1,103,752
15,000	7.043%, 4/1/50, Ser. S-1	21,549,600
6,400	City of San Francisco Public Utilities Commission Water Rev.,
	5.50%, 11/1/25, Ser. B	7,643,072

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	37

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	California (continued)
	Golden State Tobacco Securitization Corp. Rev., Ser. A (FGIC),
$5,000	5.00%, 6/1/35	$5,141,850
3,500	5.00%, 6/1/38	3,588,935
11,200	Irvine Ranch Water Dist., Special Assessment, 6.622%, 5/1/40, Ser. B	15,794,016
	Los Angeles Cnty. Metropolitan Transportation Auth. Rev.,
1,850	4.53%, 6/1/22	2,120,415
600	5.735%, 6/1/39	751,242
4,500	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	6,171,120
	Los Angeles Department of Water & Power Rev.,
6,100	5.716%, 7/1/39	7,488,726
6,400	6.166%, 7/1/40	7,383,552
24,700	6.603%, 7/1/50	35,991,605
6,500	Los Angeles Unified School Dist., GO, 5.981%, 5/1/27, Ser. J	8,060,065
5,000	Newport Beach, CP, 7.168%, 7/1/40, Ser. B	5,897,800
3,500	Orange Cnty. Local Transportation Auth. Rev., 6.908%, 2/15/41, Ser. A	4,902,870
4,800	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	5,691,888
6,500	Pasadena Public Financing Auth. Rev., 7.148%, 3/1/43, Ser. D	8,679,125
	Riverside Community College Dist., GO, Ser. D-1,
2,750	6.971%, 8/1/35	3,120,452
3,250	7.021%, 8/1/40	3,680,268
1,000	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	1,056,130
	State, GO,
3,600	5.65%, 4/1/39 (j)	3,674,088
1,200	7.35%, 11/1/39	1,621,620
600	7.50%, 4/1/34	809,280
4,100	7.55%, 4/1/39	5,722,698
25,600	7.60%, 11/1/40	36,167,424
985	Tobacco Securitization Auth. of Northern California Rev., 5.40%, 6/1/27, Ser. A-2	900,349
	Univ. of California Rev.,
3,500	5.946%, 5/15/45	4,325,160
2,750	6.296%, 5/15/50	3,262,820
5,100	6.398%, 5/15/31	6,295,287
7,850	6.548%, 5/15/48	10,454,316

		258,337,355

	Illinois–0.1%
2,200	State Toll Highway Auth. Rev., 6.184%, 1/1/34, Ser. A	2,784,276

	Iowa–0.1%
3,800	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	3,688,774

38	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Louisiana–0.1%
$4,400	East Baton Rouge Sewerage Commission Rev., 6.087%, 2/1/45	$4,983,704

	Massachusetts–0.4%
13,100	School Building Auth. Rev., 5.00%, 8/15/30, Ser. B	15,912,177
750	Univ. of Massachusetts Building Auth. Rev., 6.423%, 5/1/29	858,023

		16,770,200

	Michigan–0.0%
1,250	State Univ. Rev., 6.173%, 2/15/50, Ser. A	1,527,612

	New Jersey–1.0%
1,335	Economic Dev. Auth. Rev., 6.425%, 12/15/35, Ser. CC-1	1,495,347
	State Turnpike Auth. Rev.,
14,700	7.102% 11/1/41, Ser. A	21,195,195
300	7.414%, 1/1/40, Ser. F	447,036
21,440	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	18,736,201

		41,873,779

	New York–4.9%
	Metropolitan Transportation Auth. Rev.,
2,000	5.00%, 11/15/27, Ser. D	2,285,780
3,500	5.871%, 11/15/39	4,156,005
12,000	6.814%, 11/15/40	15,973,560
	New York City Municipal Water Finance Auth. Rev.,
4,450	5.44%, 6/15/43	5,668,277
3,000	6.124%, 6/15/42	3,474,090
	Second Generation Resolutions,
5,450	5.882%, 6/15/44	7,452,112
5,800	6.282%, 6/15/42	6,831,936
	New York City Transitional Finance Auth. Rev.,
7,330	4.325%, 11/1/21	8,356,640
16,700	4.525%, 11/1/22	19,257,939
5,000	5.267%, 5/1/27, Ser. G-3	6,048,200
12,400	5.572%, 11/1/38	15,460,816
7,500	5.767%, 8/1/36	9,301,650
14,700	5.932%, 11/1/36	16,831,059
8,650	New York City, GO, 6.246%, 6/1/35, Ser. H-1	10,154,927
	Port Auth. of New York & New Jersey Rev.,
16,700	5.647%, 11/1/40, Ser. 160	20,471,194
2,500	5.859%, 12/1/24, Ser. 158	3,237,025
	State Dormitory Auth. Rev.,
6,635	5.00%, 3/15/34, Ser. C	7,668,003

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	39

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	New York (continued)
$7,500	5.00%, 2/15/37, Ser. D	$8,654,025
2,600	5.00%, 2/15/40, Ser. D	2,993,276
4,000	5.051%, 9/15/27	4,703,760
8,800	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	10,793,288
5,200	Triborough Bridge & Tunnel Auth. Rev., 5.55%, 11/15/40, Ser. A-2	6,274,892

		196,048,454

	Ohio–1.4%
10,900	American Municipal Power, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	15,750,718
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
5,800	5.875%, 6/1/30	5,035,038
9,500	5.875%, 6/1/47	8,168,480
7,020	6.00%, 6/1/42	6,227,091
600	Higher Educational Fac. Commission Rev., Cleveland Clinc Health, 5.00%, 1/1/38	678,492
	State, GO, Ser. Q,
6,015	5.00%, 5/1/26	7,392,375
2,600	5.00%, 5/1/27	3,180,476
6,550	5.00%, 5/1/28	7,975,083

		54,407,753

	Pennsylvania–0.3%
8,500	State Public School Building Auth. Rev., 5.426%, 9/15/26, Ser. B	10,089,500

	Tennessee–0.0%
100	Metropolitan Gov’t of Nashville & Davidson Cnty. Rev.,
	6.568%, 7/1/37, Ser. B	134,148

	Texas–3.5%
	City Public Service Board of San Antonio Rev.,
7,000	5.808%, 2/1/41	9,202,340
4,600	6.308%, 2/1/37	5,205,636
28,100	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	32,768,253
	State, GO, Ser. A,
8,600	4.631%, 4/1/33	9,951,920
17,500	4.681%, 4/1/40	20,564,250
52,100	State Transportation Commission Rev., 5.178%, 4/1/30, Ser. B	63,291,601

		140,984,000

	Washington–0.6%
11,720	State, GO, 5.00%, 7/1/25	14,468,457
6,800	State Convention Center Public Facs. Dist. Rev., 6.79%, 7/1/40	8,368,012

		22,836,469

	Total Municipal Bonds (cost–$632,896,624)	754,551,010

40	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)			Value

	SOVEREIGN DEBT OBLIGATIONS–17.9%
		Australia–1.4%
AUD	27,000	Australia Government Bond, 4.00%, 8/20/20, Ser. 20-CI (k)	$54,742,332

		Canada–2.0%
		Canada Housing Trust No. 1 (a)(d),
CAD	32,600	1.70%, 12/15/17	32,670,222
CAD	44,600	2.45%, 12/15/15	46,138,545

			78,808,767

		China–0.2%
		Export-Import Bank of China,
	$3,350	4.875%, 7/21/15	3,690,826
	4,050	4.875%, 7/21/15 (a)(d)	4,462,043

			8,152,869

		Italy–7.7%
		Italy Buoni Poliennali Del Tesoro,
	€168,400	3.75%, 8/1/15	223,814,347
	€60,400	4.50%, 7/15/15	81,719,544

			305,533,891

		Korea (Republic of)–0.6%
	$21,900	Export-Import Bank of Korea, 5.125%, 6/29/20	25,742,990

		Mexico–0.4%
	12,000	Mexico Government International Bond, 6.05%, 1/11/40	15,990,000

		Qatar–0.8%
		Qatar Government International Bond,
	3,900	4.00%, 1/20/15 (a)(b)(d)(o) (acquisition cost–$4,008,712; purchased 4/22/10)	4,147,650
	7,900	5.25%, 1/20/20 (a)(b)(d)(o) (acquisition cost–$8,206,125; purchased 4/22/10)	9,448,400
	4,600	6.40%, 1/20/40 (a)(d)	6,433,100
	9,500	6.55%, 4/9/19	11,993,750

			32,022,900

		Spain–4.8%
	€147,300	Spain Government Bond, 4.00%, 7/30/15	194,166,585

		Total Sovereign Debt Obligations (cost–$692,584,898)	715,160,334

	MORTGAGE-BACKED SECURITIES–11.5%
		Adjustable Rate Mortgage Trust, CMO (j),
	$495	2.996%, 11/25/35	396,295
	318	5.123%, 1/25/36	297,336

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	41

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

$5,690	American General Mortgage Loan Trust, 5.15%, 3/25/58, CMO (a)(d)(j)	$5,884,801
	American Home Mortgage Assets LLC, CMO (j),
1,408	0.401%, 9/25/46	883,483
1,185	0.421%, 10/25/46	687,567
1,735	Banc of America Funding Corp., 2.688%, 2/20/36, CMO (j)	1,731,813
1,389	Banc of America Mortgage Securities, Inc., 5.50%, 9/25/35, CMO	1,344,289
4,700	BCRR Trust, 5.789%, 8/17/45, CMO (a)(d)(j)	5,486,766
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (j),
8,899	2.32%, 8/25/35	8,714,118
2,598	2.47%, 10/25/35	2,446,290
16,463	2.57%, 3/25/35	16,665,006
57	2.843%, 1/25/35	56,046
227	2.967%, 2/25/34	230,870
4,701	3.078%, 3/25/35	4,747,144
209	3.08%, 1/25/34	211,136
839	3.117%, 5/25/47	644,179
381	5.439%, 2/25/36	237,016
	Bear Stearns Alt-A Trust, CMO (j),
909	2.852%, 2/25/36	495,896
176	2.916%, 5/25/35	158,182
5,040	2.917%, 6/25/34	1,754,851
19	Bear Stearns Mortgage Securities, Inc., 7.224%, 3/25/31, CMO (j)	19,815
2,143	Bear Stearns Structured Products, Inc., 2.848%, 1/26/36, CMO (j)	1,353,143
814	CC Mortgage Funding Corp., 0.341%, 5/25/48, CMO (a)(d)(j)	542,345
1,899	Chase Mortgage Finance Corp., 5.772%, 9/25/36, CMO (j)	1,823,793
	Citigroup Commercial Mortgage Trust, CMO (a)(d)(j),
9,862	5.322%, 12/17/49	11,419,733
15,178	5.858%, 7/17/40	18,176,892
	Citigroup Mortgage Loan Trust, Inc., CMO (j),
20,286	2.53%, 10/25/35	18,515,130
749	2.57%, 10/25/35	693,120
136	2.68%, 8/25/35	136,156
255	2.845%, 12/25/35	149,100
1,806	3.083%, 9/25/37	1,359,067
3,505	Commercial Capital Access One, Inc., 7.876%, 11/15/28, CMO (a)(b)(d)(j)(o) (acquisition cost–$3,781,019; purchased 5/9/03)	2,627,147
	Commercial Mortgage Pass Through Certificates, CMO (a)(d),
15,649	3.156%, 7/10/46	16,575,697
2,000	5.479%, 2/5/19 (j)	1,998,118
699	Community Program Loan Trust, 4.50%, 4/1/29, CMO	708,786
	Countrywide Alternative Loan Trust, CMO (j),
730	0.381%, 1/25/37	518,566

42	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

$3,099	0.391%, 2/20/47	$1,736,960
3,142	0.391%, 5/25/47	2,159,761
141	0.421%, 7/20/46	68,806
4,864	0.431%, 5/25/35	3,219,196
2,433	0.471%, 12/25/35	1,959,388
256	0.481%, 5/25/36	46,363
1,120	1.538%, 2/25/36	852,662
300	5.482%, 11/25/35	223,872
	Countrywide Home Loan Mortgage Pass Through Trust, CMO (j),
208	0.441%, 5/25/35	160,624
390	0.511%, 4/25/46	77,581
1,148	0.521%, 3/25/35	838,803
1,581	0.531%, 3/25/35	1,167,136
1,017	0.551%, 3/25/36	421,793
852	0.601%, 2/25/35	510,060
46	0.751%, 2/25/35	42,204
156	2.783%, 2/20/36	132,553
523	2.818%, 4/25/35	116,967
365	5.097%, 10/20/35	286,704
460	5.115%, 5/20/36	320,449
14	Credit Suisse First Boston Mortgage Securities Corp.,
	0.888%, 3/25/32, CMO (a)(d)(j)	11,855
292	Downey Savings & Loan Assoc. Mortgage Loan Trust,
	0.532%, 7/19/45, CMO (j)	32,380
20,243	Extended Stay America Trust, 2.951%, 11/5/27, CMO (a)(d)	20,338,063
1,391	First Horizon Mortgage Pass Through Trust, 6.25%, 11/25/36, CMO	1,425,460
696	GMAC Commercial Mortgage Securities, Inc., 6.50%, 5/15/35, CMO (a)(d)	714,674
366	GMAC Mortgage Corp. Loan Trust, 3.739%, 11/19/35, CMO (j)	313,622
5,350	Granite Master Issuer PLC, 0.391%, 12/20/54, CMO (j)	5,259,515
	GSR Mortgage Loan Trust, CMO (j),
1,321	2.659%, 9/25/35	1,334,735
179	2.92%, 4/25/35	156,228
278	2.965%, 9/25/34	249,451
	Harborview Mortgage Loan Trust, CMO (j),
4,427	0.402%, 2/19/46	3,166,302
3,423	0.432%, 5/19/35	2,514,717
302	0.462%, 1/19/38	96,509
193	0.462%, 9/19/46	25,420
€26,103	Holmes Master Issuer PLC, 1.61%, 10/15/54, CMO (a)(d)(j)	34,176,441
	Homebanc Mortgage Trust, CMO (j),
$315	0.391%, 12/25/36	237,452

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	43

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

$7,800	5.503%, 4/25/37	$4,093,573
7,139	Indymac INDA Mortgage Loan Trust, 5.415%, 8/25/36, CMO (j)	7,230,577
445	Indymac INDB Mortgage Loan Trust, 0.511%, 11/25/35, CMO (j)	206,960
	Indymac Index Mortgage Loan Trust, CMO (j),
153	0.401%, 9/25/46	103,572
748	0.491%, 3/25/35	585,503
279	2.992%, 6/25/35	226,872
2,975	4.795%, 9/25/35	562,378
4,027	4.898%, 6/25/36	3,784,974
2,689	4.924%, 8/25/35	2,256,124
2,465	5.002%, 10/25/35	2,001,820
9,796	JPMorgan Alternative Loan Trust, 0.711%, 6/27/37, CMO (a)(d)(j)	7,497,998
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
3,536	0.589%, 7/15/19 (a)(d)(j)	3,447,594
27,105	2.749%, 11/15/43 (a)(d)	28,454,708
7,500	3.341%, 7/15/46 (a)(d)	8,067,720
2,300	4.106%, 7/15/46 (a)(d)	2,591,288
600	5.336%, 5/15/47	692,295
	JPMorgan Mortgage Trust, CMO (j),
1,862	2.983%, 7/25/35	1,919,746
1,121	3.092%, 9/25/34	1,163,477
186	4.841%, 4/25/35	188,483
307	5.258%, 11/25/35	303,470
	Luminent Mortgage Trust, CMO (j),
1,670	0.381%, 12/25/36	1,111,436
568	0.411%, 10/25/46	435,023
	MASTR Adjustable Rate Mortgage Trust, CMO (j),
289	0.451%, 5/25/37	168,277
14	2.627%, 11/21/34	13,695
	MASTR Reperforming Loan Trust, CMO (a)(d),
2,205	7.00%, 5/25/35	2,094,640
3,341	7.50%, 7/25/35	3,396,411
1,969	8.00%, 7/25/35	2,048,140
164	Mellon Residential Funding Corp., 2.61%, 10/20/29, CMO (j)	167,077
958	Merrill Lynch Alternative Note Asset, 0.511%, 3/25/37, CMO (j)	433,666
2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust,
	5.949%, 8/12/49, CMO (j)	2,333,531
1,030	Merrill Lynch Investors Trust, 1.986%, 10/25/35, CMO (j)	1,003,988
261	Merrill Lynch Mortgage Investors Trust, 1.737%, 7/25/29, CMO (j)	259,688
	Morgan Stanley Capital I Trust, CMO,
38,250	5.332%, 12/15/43	44,354,681

44	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

$1,100	5.692%, 4/15/49 (j)	$1,273,673
28,450	5.731%, 7/12/44 (j)	32,946,295
266	Morgan Stanley Dean Witter Capital I, 3.363%, 3/25/33, CMO (j)	259,643
4,063	NCUA Guaranteed Notes Trust, 0.669%, 10/7/20, CMO (j)	4,077,070
	Nomura Asset Acceptance Corp., CMO,
2,125	5.353%, 2/25/36 (j)	1,601,971
1,022	7.50%, 3/25/34 (a)(d)	1,089,744
104	Opteum Mortgage Acceptance Corp., 0.471%, 7/25/35, CMO (j)	103,295
	Residential Accredit Loans, Inc., CMO (j),
955	0.461%, 8/25/37	674,110
379	0.511%, 8/25/35	271,300
299	0.611%, 10/25/45	199,691
282	5.714%, 2/25/36	170,166
	Residential Funding Mortgage Securities I, CMO,
2,253	3.519%, 3/25/35 (j)	1,757,769
895	6.00%, 9/25/36	809,916
137	Sovereign Commercial Mortgage Securities Trust, 5.947%, 7/22/30, CMO (a)(d)(j)	139,477
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
980	0.946%, 6/25/34	842,576
1,070	1.554%, 5/25/35	690,320
19	2.726%, 1/25/36	17,050
146	2.886%, 10/25/34	135,738
7,504	4.696%, 9/25/36	3,965,331
7,900	5.099%, 5/25/36	7,195,762
	Structured Asset Mortgage Investments, Inc., CMO (j),
377	0.341%, 3/25/37	246,384
11,477	0.391%, 6/25/36	6,364,657
144	0.401%, 6/25/36	105,824
1,179	0.401%, 7/25/46	764,359
7,918	0.431%, 5/25/36	5,069,831
1,466	0.431%, 5/25/46	652,858
276	0.471%, 5/25/46	32,739
997	0.912%, 3/19/34	793,379
1,180	0.952%, 12/19/33	1,077,046
	Structured Asset Securities Corp., CMO (j),
4	2.201%, 5/25/32	3,631
243	2.753%, 2/25/34	243,271
307	Wachovia Mortgage Loan Trust LLC, 5.359%, 10/20/35, CMO (j)	305,595
	WaMu Mortgage Pass Through Certificates, CMO (j),
22	0.481%, 12/25/45	19,806
694	0.531%, 1/25/45	645,714

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	45

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

$575	0.62%, 11/25/34	$554,979
523	0.621%, 11/25/45	406,775
3,151	0.64%, 10/25/44	2,913,618
1,585	0.74%, 11/25/34	1,417,257
456	0.904%, 6/25/47	150,232
65	1.354%, 11/25/42	61,012
13,429	2.447%, 9/25/33	13,754,466
1,195	2.462%, 8/25/33	1,230,229
572	2.594%, 11/25/46	499,348
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
564	0.711%, 7/25/37 (j)	457,594
582	2.614%, 8/25/34 (j)	599,262
1,823	2.624%, 1/25/35 (j)	1,793,392
2,989	2.629%, 3/25/36 (j)	2,911,907
10,021	2.661%, 6/25/35 (j)	10,275,142
770	6.00%, 6/25/37	744,966

	Total Mortgage-Backed Securities (cost–$444,404,730)	459,599,953

U.S. TREASURY OBLIGATIONS–5.8%
	U.S. Treasury Notes,
219,800	1.375%, 2/28/19	224,848,586
5,300	2.00%, 2/15/22	5,483,433

	Total U.S. Treasury Obligations (cost–$224,370,894)	230,332,019

ASSET-BACKED SECURITIES–0.9%
245	Access Group, Inc., 1.615%, 10/27/25 (j)	249,402
50	Amortizing Residential Collateral Trust, 0.751%, 6/25/32 (j)	41,872
756	Bayview Financial Asset Trust, 0.611%, 12/25/39 (a)(d)(g)(j)	596,782
	Bear Stearns Asset-Backed Securities Trust (j),
179	0.291%, 10/25/36	170,462
2,526	0.801%, 6/25/43	2,423,278
45	Cendant Mortgage Corp., 5.972%, 7/25/43 (a)(d)(j)	45,725
	Conseco Financial Corp.,
3,146	6.18%, 4/1/30	3,266,516
2,209	6.81%, 12/1/28 (j)	2,383,164
766	6.87%, 4/1/30 (j)	823,693
1,000	7.06%, 2/1/31 (j)	969,564
229	7.40%, 6/15/27	239,742
223	7.55%, 1/15/29 (j)	241,505
	Countrywide Asset-Backed Certificates (j),
74	0.681%, 11/25/33 (a)(d)	71,909

46	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

$890	0.691%, 12/25/31	$544,170
648	Credit-Based Asset Servicing and Securitization LLC, 1.111%, 11/25/33 (j)	573,602
100	Delta Funding Home Equity Loan Trust, 0.854%, 8/15/30 (j)	76,855
1,000	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)(d)(o) (acquisition cost–$1,022,310; purchased 12/19/05)	1,030,645
26	EMC Mortgage Loan Trust, 0.951%, 5/25/40 (a)(d)(j)	23,318
2,020	First Franklin Mortgage Loan Asset Backed Certificates, 0.611%, 4/25/35 (j)	2,012,270
6	First Plus Home Loan Trust, 7.32%, 11/10/23 (g)	400
27	Fremont Home Loan Owner Trust, 1.001%, 12/25/29 (j)	20,285
	Lehman XS Trust (j),
2,062	0.361%, 4/25/37	1,313,617
106	0.441%, 8/25/46	12,813
360	0.451%, 11/25/46	75,105
880	Long Beach Mortgage Loan Trust, 1.636%, 3/25/32 (j)	748,588
135	Madison Avenue Manufactured Housing Contract, 1.661%, 3/25/32 (j)	134,336
1,314	Mesa Trust Asset-Backed Certificates, 1.011%, 12/25/31 (a)(d)(j)	1,002,730
1,192	Mid-State Trust, 6.005%, 8/15/37	1,269,035
	Morgan Stanley Mortgage Loan Trust (j),
273	0.441%, 2/25/37	137,448
459	0.571%, 4/25/37	206,670
200	RAAC Series, 0.611%, 6/25/47 (j)	131,548
	Residential Asset Mortgage Products, Inc.,
1,965	5.61%, 7/25/34	1,467,571
2,797	5.634%, 1/25/34	2,732,559
	Residential Asset Securities Corp., (j),
2,555	0.641%, 3/25/35	2,224,139
131	7.14%, 4/25/32	5,385
430	SACO I, Inc., 0.971%, 11/25/35 (j)	414,942
1	Saxon Asset Securities Trust, 0.731%, 8/25/32 (j)	939
	South Carolina Student Loan Corp. (j),
1,344	0.968%, 3/1/18	1,348,680
3,600	1.168%, 3/2/20	3,623,868
600	1.418%, 9/3/24	611,694

	Total Asset-Backed Securities (cost–$35,293,046)	33,266,826

Shares
COMMON STOCK–0.0%
	Insurance–0.0%
11,402	American International Group, Inc. (m) (cost–$331,570)	398,272

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	47

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value
SHORT-TERM INVESTMENTS–3.9%

	U.S. Treasury Obligations (l)(h)–0.7%
$27,701	U.S. Treasury Bills, 0.137%-0.183%, 2/14/13-10/17/13 (cost–$27,665,182)	$27,667,112

	Repurchase Agreements–3.2%
34,600	Barclays Capital, Inc., dated 10/26/12, 0.21%-0.23%, due 11/2/12, proceeds $34,601,480; collateralized by Ginnie Mae, 4.50%, due 3/20/41, valued at $17,816,694 and U.S. Treasury Bonds, 4.375%, due 2/15/38, valued at $17,877,856 including accrued interest	34,600,000
6,700	Barclays Capital, Inc., dated 10/31/12, 0.30%-0.35%, due 11/1/12, proceeds $6,700,059; collateralized by Ginnie Mae, 3.50%, due 6/20/42, valued at $2,274,071 and U.S. Treasury Inflation Index Bond, 2.125%, due 2/15/40, valued at $4,614,496 including accrued interest	6,700,000
10,000	BNP Paribas Securities Co., dated 10/31/12, 0.33%, due 11/1/12, proceeds $10,000,092; collateralized by U.S. Treasury Notes, 0.875%, due 2/28/17, valued at $10,208,506 including accrued interest	10,000,000
11,100	Citigroup Global Markets, Inc., dated 10/31/12, 0.30%, due 11/1/12, proceeds $11,100,093; collateralized by U.S. Treasury Notes, 0.25%, due 8/15/15, valued at $11,321,984 including accrued interest	11,100,000
4,100	Goldman Sachs & Co., dated 10/31/12, 0.28%, due 11/1/12, proceeds $4,100,032; collateralized by Freddie Mac, 4.50%, due 2/1/41, valued at $4,214,934 including accrued interest	4,100,000
49,800	JPMorgan Securities, Inc., dated 10/31/12, 0.34%, due 11/1/12, proceeds $49,800,470; collateralized by U.S. Treasury Notes, 0.75%, due 12/15/13, valued at $50,827,477 including accrued interest	49,800,000
11,100	Morgan Stanley & Co., dated 10/31/12, 0.31%, due 11/1/12, proceeds $11,100,096; collateralized by U.S. Treasury Notes, 1.50%, due 6/30/16, valued at $11,340,708 including accrued interest	11,100,000
839	State Street Bank & Trust Co., dated 10/31/12, 0.01%, due 11/1/12, proceeds $839,000; collateralized by Fannie Mae, 2.26%, due 10/17/22, valued at $859,300 including accrued interest	839,000

	Total Repurchase Agreements (cost–$128,239,000)	128,239,000

	Total Short-Term Investments (cost–$155,904,182)	155,906,112

	Total Investments, before options written (cost–$5,013,385,778)–133.4%	5,318,565,792

48	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series M Schedule of Investments

October 31, 2012 (continued)

Notional Amount (000s)			Value
OPTIONS WRITTEN (m)–(0.1)%

	Call Options–(0.1)%
$254,100	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 0.92%, expires 11/14/12		$(2,658,928)

	Put Options–(0.0)%
$254,100	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 0.92%, expires 11/14/12		(25)

	Total Options Written (premiums received–$0)		(2,658,953)

	Total Investments, net of options written (cost–$5,013,385,778)	133.3%	5,315,906,839
	Other liabilities in excess of other assets	(33.3)	(1,327,897,743)

	Net Assets	100.0%	$3,988,009,096

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	49

Fixed Income SHares: Series R Schedule of Investments

October 31, 2012

Principal Amount (000s)			Value
	U.S. TREASURY OBLIGATIONS–92.0%

		U.S. Treasury Inflation Indexed Bonds (k)–50.6%
	$6,513	0.125%, 1/15/22	$7,119,759
	46,411	0.125%, 7/15/22 (e)(n)	50,808,775
	20,350	0.75%, 2/15/42 (e)	22,638,864
	42,880	1.75%, 1/15/28 (l)	56,159,055
	40,880	2.00%, 1/15/26 (e)	54,223,756
	31,686	2.375%, 1/15/25	43,315,310
	49,038	2.50%, 1/15/29 (e)(l)(n)	70,840,527

			305,106,046

		U.S. Treasury Inflation Indexed Notes (k)–41.4%
	835	0.125%, 4/15/16	880,218
	13,691	0.125%, 4/15/17	14,683,190
	1,527	1.125%, 1/15/21	1,805,431
	1,088	1.25%, 4/15/14	1,125,793
	79,381	1.25%, 7/15/20 (e)	94,649,418
	320	1.375%, 1/15/20	381,264
	14,837	1.625%, 1/15/15	15,803,084
	1,895	1.875%, 7/15/15	2,071,166
	77,259	2.00%, 1/15/14 (e)(l)(n)	80,162,655
	11,120	2.00%, 7/15/14	11,784,521
	21,783	2.625%, 7/15/17	26,173,469

			249,520,209

		Total U.S. Treasury Obligations (cost–$528,263,765)	554,626,255

	SOVEREIGN DEBT OBLIGATIONS–16.4%
		Australia–5.2%
		Australia Government Bond (k),
AUD	11,500	3.00%, 9/20/25, Ser. 25-CI	16,766,439
AUD	4,600	4.00%, 8/20/20, Ser. 20-CI	9,326,472
		New South Wales Treasury Corp. (k),
AUD	300	2.50%, 11/20/35, Ser. CI-B2	394,667
AUD	3,500	2.75%, 11/20/25, Ser. CI-B1	4,817,109

			31,304,687

		Canada–2.8%
		Canadian Government Bond,
CAD	5,689	1.50%, 12/1/44 (k)	7,570,826
CAD	1,400	2.75%, 9/1/16	1,478,710
CAD	5,571	4.25%, 12/1/21, Ser. L-256 (k)	7,952,901

			17,002,437

50	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series R Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Ireland–0.2%
$1,400	VEB Finance PLC for Vnesheconombank, 5.45%, 11/22/17 (a)(d)	$1,534,638

	Italy–3.5%
	Italy Buoni Poliennali Del Tesoro (k),
€10,718	2.10%, 9/15/16	13,890,537
€4,107	2.10%, 9/15/17	5,198,478
€1,383	2.10%, 9/15/21	1,635,262
€435	2.35%, 9/15/19	545,885

		21,270,162

	Mexico–0.9%
	Mexican Udibonos,
MXN 40,221	2.00%, 6/9/22	3,224,526
MXN 26,426	2.50%, 12/10/20	2,192,872

		5,417,398

	South Africa–0.8%
ZAR 34,705	South Africa Government Bond, 2.75%, 1/31/22, Ser. R-212 (k)	4,599,181

	United Kingdom–3.0%
	United Kingdom Gilt Inflation Linked, Ser. 3-MO (k),
£4,210	0.125%, 3/22/24	7,210,981
£1,175	1.25%, 11/22/32	2,336,722
£4,135	1.875%, 11/22/22	8,468,528

		18,016,231

	Total Sovereign Debt Obligations (cost–$93,450,385)	99,144,734

CORPORATE BONDS & NOTES–11.7%
	Airlines–0.9%
$5,000	Continental Airlines, Inc., 6.75%, 9/15/15 (a)(d)	5,256,250

	Chemicals–0.2%
1,000	RPM International, Inc., 6.50%, 2/15/18	1,185,757

	Financial Services–4.9%
	Ally Financial, Inc. (j),
700	2.618%, 12/1/14	692,117
3,200	3.638%, 2/11/14	3,293,280
1,000	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)	1,042,500
2,900	Citigroup, Inc., 2.438%, 8/13/13 (j)	2,935,041
1,800	Credit Agricole Home Loan SFH, 1.069%, 7/21/14 (a)(b)(d)(j)(o) (acquisition cost–$1,800,000; purchased 4/13/11)	1,783,937
4,200	Ford Motor Credit Co. LLC, 3.984%, 6/15/16	4,453,936

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	51

Fixed Income SHares: Series R Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Financial Services (continued)
	Goldman Sachs Group, Inc.,
€2,800	0.549%, 1/30/17 (j)	$3,398,618
€700	5.375%, 2/15/13	919,325
$500	International Lease Finance Corp., 6.50%, 9/1/14 (a)(d)	540,000
€400	Merrill Lynch & Co., Inc., 0.655%, 7/22/14 (j)	510,909
	Morgan Stanley (j),
$500	0.775%, 10/18/16	474,151
1,800	1.293%, 4/29/13	1,803,530
	SLM Corp.,
590	3.408%, 3/17/14 (j)	583,421
500	5.05%, 11/14/14	530,110
6,100	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	6,398,613

		29,359,488

	Food & Beverage–0.3%
1,500	FBG Finance Ltd., 5.125%, 6/15/15 (a)(b)(d)(o) (acquisition cost–$1,259,250; purchased 2/9/09)	1,666,965

	Insurance–2.2%
2,445	American International Group, Inc., 8.175%, 5/15/68, (converts to FRN on 5/15/38)	3,062,362
3,000	Marsh & McLennan Cos., Inc., 9.25%, 4/15/19	4,103,244
€5,000	New York Life Global Funding, 0.364%, 12/20/13 (j)	6,420,366

		13,585,972

	Metals & Mining–0.7%
$4,000	Gerdau Trade, Inc., 5.75%, 1/30/21 (a)(d)	4,482,000

	Multi-Media–1.7%
4,400	CSC Holdings LLC, 8.50%, 6/15/15	4,609,000
5,000	DISH DBS Corp., 6.625%, 10/1/14	5,437,500

		10,046,500

	Oil & Gas–0.7%
1,200	DCP Midstream Operating L.P., 3.25%, 10/1/15	1,241,846
200	Gaz Capital S.A. for Gazprom, 8.146%, 4/11/18 (a)(d)	246,026
1,552	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	1,796,440
600	Petroleos Mexicanos, 5.50%, 1/21/21	703,500

		3,987,812

	Real Estate Investment Trust–0.1%
700	Ventas Realty L.P., 3.125%, 11/30/15	742,446

52	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series R Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)			Value

		Utilities–0.0%
	$200	AES Corp., 7.375%, 7/1/21	$224,500

		Total Corporate Bonds & Notes (cost–$65,206,415)	70,537,690

	MORTGAGE-BACKED SECURITIES–5.1%
	€55	Arran Residential Mortgages Funding PLC, 1.545%, 5/16/47, CMO (a)(d)(j)	71,999
	$3,966	Banc of America Large Loan, Inc., 1.964%, 11/15/15, CMO (a)(d)(j)	3,966,648
		Banc of America Merrill Lynch Commercial Mortgage, Inc., CMO (j),
	29	0.388%, 6/10/49 (a)(d)	29,116
	29	5.535%, 6/10/49	29,123
		Bear Stearns Adjustable Rate Mortgage Trust CMO (j),
	31	2.24%, 8/25/35	31,382
	58	2.32%, 8/25/35	56,493
	94	2.57%, 3/25/35	95,296
	27	3.078%, 3/25/35	27,745
		Citigroup Mortgage Loan Trust, Inc., CMO (j),
	39	2.23%, 9/25/35	38,758
	67	2.34%, 9/25/35	64,844
	803	3.083%, 9/25/37	604,030
	213	Citigroup/Deutsche Bank Commercial Mortgage Trust,
		5.205%, 12/11/49, CMO	216,704
	5,063	Commercial Mortgage Pass Through Certificates, 3.156%, 7/10/46, CMO (a)(d)	5,362,725
		Countrywide Alternative Loan Trust, CMO (j),
	2,361	0.406%, 12/20/46	1,457,535
	574	1.538%, 2/25/36	437,262
		Countrywide Home Loan Mortgage Pass Through Trust, CMO (j),
	27	0.551%, 6/25/35 (a)(d)	23,603
	947	2.907%, 4/20/35	954,558
	£932	Granite Mortgages PLC, 0.951%, 3/20/44, CMO (j)	1,478,112
	$132	GSR Mortgage Loan Trust, 2.659%, 9/25/35, CMO (j)	133,473
	883	Merrill Lynch Investors Trust, 1.986%, 10/25/35, CMO (j)	860,561
		NCUA Guaranteed Notes Trust, CMO,
	4,902	0.589%, 11/6/17 (j)	4,912,239
	7,553	2.65%, 10/29/20	7,945,289
	389	Residential Accredit Loans, Inc., 0.391%, 6/25/46, CMO (j)	170,615
AUD	935	Swan Trust, 4.572%, 4/25/41, CMO (j)	970,126
	$500	Wachovia Bank Commercial Mortgage Trust, 5.088%, 8/15/41, CMO (j)	533,929

		Total Mortgage-Backed Securities (cost–$29,401,628)	30,472,165

	ASSET-BACKED SECURITIES–1.3%
	858	AMMC CLO V, Ltd., 0.614%, 8/8/17 (a)(d)(j)	848,918

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	53

Fixed Income SHares: Series R Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

$641	ARES CLO Ltd., 0.632%, 3/12/18 (a)(d)(j)	$631,760
338	Bear Stearns Asset-Backed Securities Trust, 1.211%, 10/25/37 (j)	260,887
397	Citigroup Mortgage Loan Trust, Inc., 0.291%, 1/25/37 (j)	178,449
300	Duane Street CLO I Ltd., 0.689%, 11/8/17 (a)(d)(j)	298,420
€111	Harvest CLO S.A., 0.936%, 3/29/17 (j)	142,865
$415	JPMorgan Mortgage Acquisition Corp., 0.701%, 7/25/35 (j)	411,059
434	Katonah VI Ltd., 0.699%, 9/20/16 (a)(d)(j)	432,251
€628	Magi Funding PLC, 0.671%, 4/11/21 (a)(d)(j)	789,342
€117	Magnolia Funding Ltd., 3.00%, 4/20/17 (a)(d)(g)	151,933
$211	Massachusetts Educational Financing Auth., 1.265%, 4/25/38 (j)	212,407
2,672	Navigare Funding I CLO Ltd., 0.694%, 5/20/19 (a)(d)(j)	2,639,901
431	Park Place Securities, Inc., 0.631%, 6/25/35 (j)	428,006
432	Saxon Asset Securities Trust, 4.034%, 6/25/33	432,312
€215	Wood Street CLO BV, 0.696%, 3/29/21 (a)(d)(j)	270,803

	Total Asset-Backed Securities (cost–$8,149,808)	8,129,313

SENIOR LOANS (a)(c)–1.2%
	Energy–0.3%
$1,975	NRG Energy, Inc., 4.00%, 7/1/18, Term B	1,989,072

	Multi-Media–0.7%
€3,300	Kabel Deutschland GmbH, 4.11%, 12/31/16, Term D	4,302,187

	Telecommunications–0.1%
$443	Vodafone, 6.875%, 8/17/15	456,301

	Utilities–0.1%
492	AES Corp., 4.25%, 5/27/18	496,194

	Total Senior Loans (cost–$7,688,344)	7,243,754

U.S. GOVERNMENT AGENCY SECURITIES–0.5%
	Fannie Mae–0.1%
486	0.656%, 2/25/37, CMO (j)	488,915
12	1.348%, 10/1/44, MBS (j)	12,079

		500,994

	Freddie Mac–0.1%
155	2.467%, 7/1/36, MBS (j)	166,316
157	2.60%, 9/1/36, MBS (j)	167,491

		333,807

	SLM Student Loan Trust–0.3%
1,976	0.715%, 7/27/20, ABS (a)(d)(j)	1,979,165

54	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series R Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	SLM Student Loan Trust (continued)
$106	2.134%, 8/15/16, ABS (a)(d)(j)	$106,355

		2,085,520

	Total U.S. Government Agency Securities (cost–$2,889,158)	2,920,321

MUNICIPAL BONDS–0.0%
	West Virginia–0.0%
100	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost–$94,140)	79,784

SHORT-TERM INVESTMENTS–1.9%
	Certificates Of Deposit–0.5%
2,800	Dexia Credit Local S.A., 1.65%, 9/12/13 (cost–$2,800,000)	2,801,369

	Commercial Paper–1.1%
6,800	Santander S.A. Unipersonal, 2.20%, 4/2/13 (a) (cost–$6,736,836)	6,757,315

	U.S. Treasury Obligations (l)(h)–0.1%
	U.S. Treasury Bills,
577	0.124%-0.201%, 3/7/13-5/2/13 (cost–$576,569)	576,623

	Repurchase Agreements–0.2%
1,166	State Street Bank & Trust Co., dated 10/31/12, 0.01%, due 11/1/12, proceeds $1,166,000; collateralized by Fannie Mae, 2.26%, due 10/17/22, valued at $1,190,959 including accrued interest (cost–$1,166,000)	1,166,000

	Total Short-Term Investments (cost–$11,279,405)	11,301,307

Notional Amount (000s)
OPTIONS PURCHASED (m)–0.1%
	Put Options–0.0%
$7,000	30-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 3.88%, expires 4/14/14	148,313

	Straddle Options–0.1%
$4,400	Call & Put 3-Month vs. 30-Year Forward Volatility Agreement (OTC), strike price $0.01, expires 12/10/12	319,234

	Total Options Purchased (cost–$727,780)	467,547

	Total Investments, before options written (cost–$747,150,828)–130.2%	784,922,870

OPTIONS WRITTEN (m)–(0.3)%
	Call Options–(0.3)%
$13,900	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 0.92%, expires 11/14/12	(145,451)

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	55

Fixed Income SHares: Series R Schedule of Investments

October 31, 2012 (continued)

Notional Amount (000s)			Value

	Call Options (continued)
$33,300	3-Year Interest Rate Swap (OTC), Pay 2-Year USD-LIBOR Floating Rate Index, strike rate 1.50%, expires 12/28/12		$(114,583)
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$44,000	strike rate 0.75%, expires 3/18/13		(83,226)
$36,700	strike rate 1.70%, expires 3/18/13		(1,378,903)

			(1,722,163)

	Put Options–(0.0)%
€4,800	10-Year Interest Rate Swap (OTC), Pay 6-Month EUR-EURIBOR Floating Rate Index, strike rate 2.15%, expires 1/7/13		(11,370)
$13,900	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 0.92%, expires 11/14/12		(1)
$33,300	3-Year Interest Rate Swap (OTC), Pay 2-Year USD-LIBOR Floating Rate Index, strike rate 1.50%, expires 12/28/12		(82,446)
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$44,000	strike rate 1.40%, expires 3/18/13		(66,735)
$36,700	strike rate 1.70%, expires 3/18/13		(24,086)
$29,500	strike rate 2.85%, expires 4/14/14		(71,216)
	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of ((1+0.00%)^10-(Index Final/Index Initial)) or $0,
$32,200	strike price $0.001, expires 4/7/20		(52,884)
$1,500	strike price $0.001, expires 9/29/20		(2,503)
$1,500	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of (0.00%-(Index Final/Index Initial-1)) or $0, strike price $0.001, expires 3/10/20		(3,347)

			(314,588)

	Total Options Written (premiums received–$2,266,997)		(2,036,751)

	Total Investments, net of options written (cost–$744,883,831)	129.9%	782,886,119
	Other liabilities in excess of other assets	(29.9)	(180,167,137)

	Net Assets	100.0%	$602,718,982

56	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series TE Schedule of Investments

October 31, 2012

Principal Amount (000s)		Value
MUNICIPAL BONDS–89.3%

	Arizona–2.3%
$175	State Univ. Rev., 5.00%, 7/1/25, Ser. A	$213,663

	Arkansas–3.3%
260	Univ. of Arkansas Rev., 5.00%, 5/1/26, Ser. A	311,207

	California–9.9%
100	Irvine, Special Assessment, 4.00%, 9/2/21	110,641
250	Los Angeles Cnty. Public Works Financing Auth. Rev., 5.00%, 8/1/42	275,500
75	Los Angeles Department of Water & Power Rev., 5.00%, 7/1/25, Ser. C	93,620
200	San Francisco Bay Area Rapid Transit Dist. Rev., 5.00%, 7/1/24	241,286
75	State, GO, 5.25%, 7/1/21, Ser. A	92,696
100	Statewide Communities Dev. Auth. Rev., Sutter Health, 5.00%, 8/15/23, Ser. A	121,081

		934,824

	District of Columbia–1.0%
75	Dist. of Columbia Rev., 5.00%, 12/1/23, Ser. A	94,730

	Florida–5.5%
75	Broward Cnty. Airport System Rev., 5.00%, 10/1/23, Ser. P-2	90,265
100	Municipal Power Agcy. Rev., St. Lucie Project, 5.00%, 10/1/26, Ser. A	118,533
250	State, GO, 5.00%, 7/1/25, Ser. B (e)	308,872

		517,670

	Indiana–1.0%
75	Finance Auth. Rev., 5.00%, 2/1/19, Ser. A	92,589

	Louisiana–1.0%
75	State, GO, 5.00%, 7/15/24, Ser. C	93,761

	Massachusetts–3.4%
	School Building Auth. Rev.,
100	5.00%, 8/15/27, Ser. B	123,223
165	5.00%, 8/15/30, Ser. A	200,421

		323,644

	Nebraska–3.6%
75	Lincoln Electric System Rev., 5.00%, 9/1/23	94,743
200	Omaha Public Power Dist. Rev., 5.00%, 2/1/25, Ser. A	246,018

		340,761

	New Jersey–4.9%
175	State Turnpike Auth. Rev., 5.00%, 1/1/21, Ser. B	215,505
210	Transportation Trust Fund Auth. Rev., 5.50%, 6/15/41, Ser. A	245,923

		461,428

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	57

Fixed Income SHares: Series TE Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	New York–10.4%
$165	Metropolitan Transportation Auth. Rev., 5.00%, 11/15/27, Ser. D	$188,577
290	New York City Municipal Water Finance Auth. Rev., 5.00%, 6/15/38, Ser. A	328,271
125	New York City, GO, 5.00%, 8/1/23, Ser. I	154,662
75	New York Liberty Dev. Corp. Rev., 4 World Trade Center Project, 5.00%, 11/15/44	82,849
100	State Dormitory Auth. Rev., 5.00%, 12/15/30, Ser. A	120,919
100	State Thruway Auth. Rev., 5.00%, 1/1/42, Ser. I	113,082

		988,360

	North Carolina–2.5%
100	Charlotte-Mecklenburg Hospital Auth. Rev., 5.00%, 1/15/28, Ser. A	117,721
100	State, Rev., 5.00%, 5/1/26, Ser. C	121,660

		239,381

	Ohio–0.9%
75	State Building Auth. Rev., 4.00%, 10/1/20, Ser. A	83,927

	Pennsylvania–1.3%
100	Monroeville Finance Auth. Rev., 5.00%, 2/15/22	120,491

	Tennessee–3.8%
100	Metropolitan Gov’t of Nashville & Davidson Cnty., GO, 5.00%, 7/1/23	126,220
200	Tennessee Energy Acquisition Corp. Rev., 5.25%, 9/1/24, Ser. A	232,374

		358,594

	Texas–26.8%
250	City Public Service Board of San Antonio Rev., 5.25%, 2/1/24	325,550
75	Dallas Waterworks & Sewer System Rev., 5.00%, 10/1/23	91,376
300	Dallas, GO, 5.00%, 2/15/23	376,434
360	Fort Bend Cnty. Industrial Dev. Corp. Rev., NRG Energy, Inc., 4.75%, 5/1/38, Ser. A	365,148
75	Fort Bend Grand Parkway Toll Road Auth. Rev., 5.00%, 3/1/28	90,226
250	Harris Cnty., GO, 5.00%, 8/15/26	309,042
200	La Joya Independent School Dist., GO, 5.00%, 2/15/27, (PSF-GTD)	247,432
175	North Texas Tollway Auth. Rev., 5.00%, 1/1/28, Ser. B	202,680
250	San Antonio Public Facs. Corp. Rev., Convention Center, 5.00%, 9/15/25	299,482
175	Texas Municipal Gas Acquisition & Supply Corp. I Rev., 6.25%, 12/15/26, Ser. D	221,928

		2,529,298

	Virginia–2.3%
175	Res. Auth. Rev., 5.00%, 11/1/26, Ser. A	221,415

	Washington–4.4%
75	Energy Northwest Rev., 5.00%, 7/1/18, Ser. A	91,686

58	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Fixed Income SHares: Series TE Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)			Value

	Washington (continued)
	State, GO,
$75	5.00%, 8/1/22, Ser. B-1		$95,428
200	5.00%, 1/1/28, Ser. C		232,442

			419,556

	Wisconsin–1.0%
75	State, GO, 5.00%, 11/1/21, Ser. 2		95,050

	Total Municipal Bonds (cost–$8,398,057)		8,440,349

SHORT-TERM INVESTMENTS–13.8%
	U.S. Treasury Obligations (h)–5.3%
500	U.S. Treasury Bills, 0.176%, 8/22/13 (cost–$499,309)		499,338

	U.S. Government Agency Securities (h)–3.2%
300	Freddie Mac Discount Notes, 0.162%, 2/19/13-2/25/13 (cost–$299,851)		299,897

	Repurchase Agreements–5.3%
500	JPMorgan Securities, Inc., dated 10/31/12, 0.45%, due 11/1/12, proceeds $500,006; collateralized by U.S. Treasury Notes, 0.375%, due 4/15/15, valued at $510,408 including accrued interest (cost–$500,000)		500,000

	Total Short-Term Investments (cost–$1,299,160)		1,299,235

	Total Investments (cost–$9,697,217)	103.1%	9,739,584
	Liabilities in excess of other assets	(3.1)	(289,094)

	Net Assets	100.0%	$9,450,490

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	59

Allianz Global Investors Managed Accounts Trust Notes to Schedules of Investments

October 31, 2012

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $559,498,357, representing 13.9% of net assets in Series C; securities with an aggregate value of $486,149,393, representing 12.2% of net assets in Series M; securities with an aggregate value of $56,351,377, representing 9.3% of net assets in Series R.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolios are ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2012.
(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	When-issued or delayed-delivery. To be settled/delivered after October 31, 2012.
(f)	In default.
(g)	Fair-Valued–Security with a value of $22,003, representing less than 0.005% of net assets in Series C; securities with an aggregate value of $597,182, representing 0.01% of net assets in Series M; security with a value of $151,933, representing 0.03% of net assets in Series R. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(h)	Rates reflect the effective yields at purchase date.
(i)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(j)	Variable or Floating Rate Security–Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on October 31, 2012.
(k)	Inflationary Bonds–Principal amount of security is adjusted for inflation/deflation.
(l)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and/or delayed-delivery securities.
(m)	Non-income producing.
(n)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(o)	Restricted. The aggregate acquisition cost of such securities is $174,769,423, $124,130,386 and $3,059,250 in Series C, Series M and Series R, respectively. The aggregate market value is $187,046,468, $130,923,569 and $3,450,902, representing 4.7%, 3.3% and 0.6% of net assets in Series C, Series M and Series R, respectively.

60	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12	See Accompanying Notes to Financial Statements

Allianz Global Investors Managed Accounts Trust Notes to Schedules of Investments

October 31, 2012 (continued)

Glossary:

ABS – Asset-Backed Securities

AUD – Australian Dollar

BRL – Brazilian Real

£ – British Pound

CAD – Canadian Dollar

CLO – Collateralized Loan Obligation

CMO – Collateralized Mortgage Obligation

CP – Certificates of Participation

CPURNSA – Consumer Price All Urban Non-Seasonally Adjusted Index

€ – Euro

EURIBOR – Euro Inter-Bank Offered Rate

FGIC – insured by Financial Guaranty Insurance Co.

FRN – Floating Rate Note

GO – General Obligation Bond

GTD – Guaranteed

LIBOR – London Inter-Bank Offered Rate

MBIA – insured by Municipal Bond Investors Assurance

MBS – Mortgage-Backed Securities

MXN – Mexican Peso

OTC – Over-the-Counter

PSF – Public School Fund

RMBS – Residential Mortgage-Backed Security

TBA – To Be Announced

ZAR – South African Rand

See Accompanying Notes to Financial Statements	10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	61

Allianz Global Investors Managed Accounts Trust Statements of Assets and Liabilities

October 31, 2012

	Series C	Series M	Series R	Series TE
Assets:
Investments, at value (cost–$3,620,323,276, $5,013,385,778, $747,150,828, $9,697,217, respectively)	$4,016,068,749	$5,318,565,792	$784,922,870	$9,739,584
Cash (including foreign currency for Series C, Series M and Series R with a value and cost of $3,981,448 and $3,967,176, $2,696,486 and $2,683,206, $156,585 and $156,812, respectively)	3,846,357	2,697,279	157,376	138,165
Receivable for investments sold	230,780,903	216,981,940	2,499,387	—
Interest and dividend receivable	45,557,726	34,451,307	3,521,993	82,811
Unrealized appreciation of OTC swaps	42,358,528	10,118,509	691,535	—
Unrealized appreciation of forward foreign currency contracts	9,220,717	3,858,894	866,113	—
Swap premiums paid	9,038,830	567,432	661,281	—
Receivable for shares of beneficial interest sold	6,835,442	6,830,896	1,064,895	125,275
Receivable for variation margin on futures contracts	872,500	—	57,750	—
Receivable for variation margin on centrally cleared swaps	51,526	—	—	—
Receivable for principal paydown	135	43,921	2,509	—
Deposits with brokers for futures contracts collateral	—	—	28,000	—
Receivable from broker	—	170,777	3,347	—
Other assets	17,041	17,041	—	—
Total Assets	4,364,648,454	5,594,303,788	794,477,056	10,085,835

Liabilities:
Payable for investments purchased	186,856,463	1,563,797,866	1,376,458	622,252
Securities sold short, at value (proceeds received–$61,713,438, for Series C)	61,713,375	—	—	—
Payable to brokers for cash collateral received	51,554,000	18,375,000	1,445,000	—
Dividends payable	16,958,832	12,979,166	2,188,288	13,093
Options written, at value (premiums received–$10,135,275, $0, $2,266,997, and $0, respectively)	9,586,019	2,658,953	2,036,751	—
Swap premiums received	6,041,462	25,162	181,124	—
Unrealized depreciation of forward foreign currency contracts	4,626,638	2,395,870	791,680	—
Payable for shares of beneficial interest redeemed	3,922,622	3,943,061	1,004,867	—
Unrealized depreciation of OTC swaps	2,226,333	1,375,579	209,906	—
Payable for variation margin on centrally cleared swaps	2,096,588	743,113	156,923	—
Payable to broker	221,016	—	—	—
Payable for terminated swaps	—	—	4,786	—
Payable for sale-buyback financing transactions	—	—	137,595,388
Payable for reverse repurchase agreements	—	—	44,763,250	—
Interest payable for cash collateral received	2,593	922	66	—
Interest payable for reverse repurchase agreements	—	—	3,587	—
Total Liabilities	345,805,941	1,606,294,692	191,758,074	635,345
Net Assets	$4,018,842,513	$3,988,009,096	$602,718,982	$9,450,490

Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$292,336	$355,497	$50,522	$946
Paid-in-capital in excess of par	3,496,736,352	3,718,366,586	544,294,341	9,412,534
Undistributed (dividends in excess of) net investment income	34,484,296	11,646,462	(3,879,445)	—
Accumulated net realized gain (loss)	22,233,975	(62,851,987)	31,758,040	(5,357)
Net unrealized appreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	465,095,554	320,492,538	30,495,524	42,367
Net Assets	$4,018,842,513	$3,988,009,096	$602,718,982	$9,450,490
Shares Outstanding	292,336,035	355,496,771	50,522,266	946,101
Net Asset Value, Offering Price and Redemption Price Per Share	$13.75	$11.22	$11.93	$9.99

62	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12	See Accompanying Notes to Financial Statements

Allianz Global Investors Managed Accounts Trust Statements of Operations

Period or Year ended October 31, 2012

	Series C	Series M	Series R	Series TE*
Investment Income:
Interest	$188,790,757	$144,475,689	$14,535,316	$24,270
Dividends	39,667	442,500	7,500	—
Facility and other fee income	263	—	259	—
Total Investment Income	188,830,687	144,918,189	14,543,075	24,270

Expenses:
Interest expense	62,515	29,573	126,311	—
Net Investment Income	188,768,172	144,888,616	14,416,764	24,270

Realized and Change In Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	62,984,676	59,020,834	21,925,610	(5,357)
Futures contracts	41,738,857	83,092,089	3,580,422	—
Options written	33,693,469	3,981,123	1,326,769	—
Swaps	(7,384,810)	22,998,010	858,289	—
Foreign currency transactions	37,304,486	(7,432,713)	1,958,317	—
Net change in unrealized appreciation/depreciation of:
Investments	176,389,673	194,073,146	22,767,843	42,367
Futures contracts	(29,331,764)	(70,712,020)	(2,149,109)	—
Options written	(27,734,468)	2,188,812	(863,351)	—
Securities sold short	63	1,312	—	—
Swaps	25,504,473	5,335,556	(1,051,391)	—
Foreign currency transactions	1,292,206	5,898,507	3,186,231	—
Net realized and change in unrealized gain on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	314,456,861	298,444,656	51,539,630	37,010
Net Increase in Net Assets Resulting from Investment Operations	$503,225,033	$443,333,272	$65,956,394	$61,280
*	For the period June 26, 2012 (commencement of operations) through October 31, 2012.

See Accompanying Notes to Financial Statements	10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	63

Fixed Income SHares: Series C Statement of Changes in Net Assets

	Year ended October 31,
	2012	2011
Investment Operations:
Net investment income	$188,768,172	$198,380,650
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	168,336,678	(33,732,696)
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	146,120,183	(64,838,960)
Net increase in net assets resulting from investment operations	503,225,033	99,808,994

Dividends and Distributions to Shareholders from:
Net investment income	(195,735,335)	(320,651,187)
Net realized gains	—	(96,855,957)
Total dividends and distributions to shareholders	(195,735,335)	(417,507,144)

Common Share Transactions:
Net proceeds from the sale of shares	838,909,633	1,518,397,583
Cost of shares redeemed	(808,522,487)	(864,936,661)
Net increase in net assets from common share transactions	30,387,146	653,460,922
Total increase in net assets	337,876,844	335,762,772

Net Assets:
Beginning of year	3,680,965,669	3,345,202,897
End of year (including undistributed (dividends in excess of) net investment income of $34,484,296 and $(21,339,963), respectively)	$4,018,842,513	$3,680,965,669

Common Shares Issued and Redeemed:
Issued	64,041,414	118,033,707
Redeemed	(61,302,597)	(66,586,013)
Net Increase	2,738,817	51,447,694

64	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12	See Accompanying Notes to Financial Statements

Fixed Income SHares: Series M Statement of Changes in Net Assets

	Year ended October 31,
	2012	2011
Investment Operations:
Net investment income	$144,888,616	$159,702,686
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	161,659,343	(164,487,412)
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	136,785,313	82,950,554
Net increase in net assets resulting from investment operations	443,333,272	78,165,828

Dividends and Distributions to Shareholders from:
Net investment income	(190,188,107)	(162,584,170)
Net realized gains	—	(38,973,429)
Total dividends and distributions to shareholders	(190,188,107)	(201,557,599)

Common Share Transactions:
Net proceeds from the sale of shares	858,273,420	1,298,452,638
Cost of shares redeemed	(767,241,438)	(882,633,410)
Net increase in net assets from common share transactions	91,031,982	415,819,228
Total increase in net assets	344,177,147	292,427,457

Net Assets:
Beginning of year	3,643,831,949	3,351,404,492
End of year (including undistributed net investment income of $11,646,462 and $30,167,124, respectively)	$3,988,009,096	$3,643,831,949

Common Shares Issued and Redeemed:
Issued	79,724,769	124,756,130
Redeemed	(70,951,696)	(84,414,439)
Net Increase	8,773,073	40,341,691

See Accompanying Notes to Financial Statements	10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	65

Fixed Income SHares: Series R Statement of Changes in Net Assets

	Year ended October 31,
	2012	2011
Investment Operations:
Net investment income	$14,416,764	$15,074,157
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	29,649,407	42,244,052
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	21,890,223	(6,321,991)
Net increase in net assets resulting from investment operations	65,956,394	50,996,218

Dividends and Distributions to Shareholders from:
Net investment income	(18,180,041)	(15,962,648)
Net realized gains	(43,406,231)	(32,921,342)
Total dividends and distributions to shareholders	(61,586,272)	(48,883,990)

Common Share Transactions:
Net proceeds from the sale of shares	230,584,792	211,731,483
Cost of shares redeemed	(125,185,066)	(124,270,644)
Net increase in net assets from capital share transactions	105,399,726	87,460,839
Total increase in net assets	109,769,848	89,573,067

Net Assets:
Beginning of year	492,949,134	403,376,067
End of year (including undistributed (dividends in excess of) net investment income of $(3,879,445) and $3,087,461, respectively)	$602,718,982	$492,949,134

Common Shares Issued and Redeemed:
Issued	20,188,078	19,181,599
Redeemed	(10,849,722)	(11,244,966)
Net Increase	9,338,356	7,936,633

66	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12	See Accompanying Notes to Financial Statements

Fixed Income SHares: Series TE Statement of Changes in Net Assets

For the Period June 26, 2012* through October 31, 2012
Investment Operations:
Net investment income	$24,270
Net realized loss on investments	(5,357)
Net unrealized appreciation of investments	42,367
Net increase in net assets resulting from investment operations	61,280

Dividends to Shareholders from Net Investment Income	(24,270)

Common Share Transactions:
Net proceeds from the sale of shares	7,435,514
Cost of shares redeemed	(22,034)
Net increase in net assets from capital share transactions	7,413,480
Total increase in net assets	7,450,490

Net Assets:
Beginning of period	2,000,000
End of period	$9,450,490

Common Shares Issued and Redeemed:
Issued	748,311
Redeemed	(2,210)
Net Increase	746,101
*	Commencement of operations

See Accompanying Notes to Financial Statements	10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	67

Fixed Income SHares: Series R Statement of Cash Flows

Year ended October 31, 2012

Decrease in Cash and Foreign Currency from:
Cash Flows used for Operating Activities:
Net increase in net assets resulting from investment operations	$65,956,394

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash used for Operating Activities:
Purchases of long-term investments	(2,001,693,683)
Proceeds from sales of long-term investments	2,112,787,344
Sales of short-term portfolio investments, net	37,599,606
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(21,890,223)
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	(29,649,407)
Net amortization/accretion on investments	4,542,834
Decrease in receivable for investments sold	116,198,831
Decrease in interest and dividends receivable	1,665,327
Decrease in receivable for principal paydown	5,669
Proceeds from futures contracts transactions	1,788,397
Increase in deposits with brokers for collateral	(25,000)
Increase in receivable from broker	(828)
Decrease in payable for investments purchased	(518,537,254)
Increase in payable to brokers for cash collateral received	200,000
Net cash provided by swap transactions	96,793
Net cash provided by foreign currency transactions	2,044,551
Increase in interest payable for reverse repurchase agreements	3,587
Increase in interest payable on cash collateral received	56
Net Cash used for Operating Activities*	(228,907,006)

Cash Flows provided by Financing Activities:
Increase in payable for reverse repurchase agreements	44,763,250
Cash dividends paid	(60,748,612)
Proceeds from shares of beneficial interest sold	230,732,858
Payments on shares of beneficial interest redeemed	(124,320,847)
Payable for sale-buyback financing activity	137,595,388
Net Cash provided by Financing Activities	228,022,037
Net Decrease in Cash	(884,969)
Cash and Foreign Currency at Beginning of Year	1,042,345
Cash and Foreign Currency at End of Year	$157,376
*	Included in operating expenses is cash paid by Series R for interest primarily related to participation in reverse repurchase agreement transactions of $122,668.

68	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12	See Accompanying Notes to Financial Statements

Fixed Income SHares: Series C Financial Highlights

For a share outstanding throughout each year:

	Year ended October 31,
	2012		2011		2010		2009	2008
Net asset value, beginning of year	$12.71		$14.05		$13.83		$11.50	$12.05

Investment Operations:
Net investment income	0.65		0.78		0.75		0.83	0.76
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	1.06		(0.46)		1.93		3.86	(0.37)
Total from investment operations	1.71		0.32		2.68		4.69	0.39

Dividends and Distributions to Shareholders from:
Net investment income	(0.67)		(1.25)		(1.67)		(1.36)	(0.74)
Net realized gains	—		(0.41)		(0.79)		(1.00)	(0.20)
Total dividends and distributions to shareholders	(0.67)		(1.66)		(2.46)		(2.36)	(0.94)
Net asset value, end of year	$13.75		$12.71		$14.05		$13.83	$11.50
Total Investment Return (1)	13.79%		2.75%		22.40%		45.84%	2.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,018,843		$3,680,966		$3,345,203		$2,893,227	$2,006,494
Ratio of operating expenses to average net assets, including interest expense (3)	0.00	%(2)	0.00	%(2)	0.00	%(2)	0.01%	0.00%
Ratio of operating expenses to average net assets, excluding interest expense (3)	0.00%		0.00%		0.00%		0.00%	0.00%
Ratio of net investment income to average net assets (3)	4.87%		5.72%		5.70%		6.71%	6.01%
Portfolio turnover rate	83%		178%		164%		683%	873%
(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges.
(2)	Less than 0.005%.
(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series C, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.

See Accompanying Notes to Financial Statements	10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	69

Fixed Income SHares: Series M Financial Highlights

For a share outstanding throughout each year:

	Year ended October 31,
	2012		2011		2010	2009	2008
Net asset value, beginning of year	$10.51		$10.94		$9.90	$8.36	$11.31

Investment Operations:
Net investment income	0.41		0.48		0.47	1.19	1.35
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	0.84		(0.29)		1.25	1.62	(2.90)
Total from investment operations	1.25		0.19		1.72	2.81	(1.55)

Dividends and Distributions to Shareholders from:
Net investment income	(0.54)		(0.49)		(0.68)	(1.27)	(1.40)
Net realized gains	—		(0.13)		—	—	—
Total dividends and distributions to shareholders	(0.54)		(0.62)		(0.68)	(1.27)	(1.40)
Net asset value, end of year	$11.22		$10.51		$10.94	$9.90	$8.36
Total Investment Return (1)	12.23%		1.95%		18.22%	36.99%	(16.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,988,009		$3,643,832		$3,351,404	$2,779,932	$1,710,260
Ratio of operating expenses to average net assets, including interest expense (3)	0.00	%(2)	0.00	%(2)	0.01%	1.78%	7.63%
Ratio of operating expenses to average net assets, excluding interest expense (3)	0.00%		0.00%		0.00%	0.00%	0.00%
Ratio of net investment income to average net assets (3)	3.78%		4.57%		4.67%	13.01%	11.82%
Portfolio turnover rate	516%		514%		482%	916%	923%
(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges.
(2)	Less than 0.005%.
(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series M, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.

70	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12	See Accompanying Notes to Financial Statements

Fixed Income SHares: Series R Financial Highlights

For a share outstanding throughout each year:

	Year ended October 31,
	2012	2011		2010		2009		2008
Net asset value, beginning of year	$11.97	$12.13		$10.83		$9.27		$10.21

Investment Operations:
Net investment income	0.31	0.40		0.33		0.25		0.57
Net realized and unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	1.10	0.85		1.54		2.00		(0.91)
Total from investment operations	1.41	1.25		1.87		2.25		(0.34)

Dividends and Distributions to Shareholders from:
Net investment income	(0.40)	(0.43)		(0.52)		(0.29)		(0.60)
Net realized gains	(1.05)	(0.98)		(0.05)		(0.40)		—
Total dividends and distributions to shareholders	(1.45)	(1.41)		(0.57)		(0.69)		(0.60)
Net asset value, end of year	$11.93	$11.97		$12.13		$10.83		$9.27
Total Investment Return (1)	13.26%	12.23%		17.94%		25.50%		(3.87)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$602,719	$492,949		$403,376		$287,966		$170,092
Ratio of operating expenses to average net assets, including interest expense (3)	0.02%	0.00	%(2)	0.00	%(2)	0.00	%(2)	0.00%
Ratio of operating expenses to average net assets, excluding interest expense (3)	0.00%	0.00%		0.00%		0.00%		0.00%
Ratio of net investment income to average net assets (3)	2.67%	3.62%		2.90%		2.77%		5.39%
Portfolio turnover rate	264%	805%		495%		1216%		1003%
(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges.
(2)	Less than 0.005%.
(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series R, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.

See Accompanying Notes to Financial Statements	10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	71

Fixed Income SHares: Series TE Financial Highlights

For a share outstanding throughout the period:

For the Period June 26, 2012* through October 31, 2012
Net asset value, beginning of period	$10.00

Investment Operations:
Net investment income	0.05
Net realized and unrealized loss on investments	(0.01)
Total from investment operations	0.04

Dividends to Shareholders from Net Investment Income	(0.05)
Net asset value, end of period	$9.99
Total Investment Return (1)	0.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,450
Ratio of operating expenses to average net assets (2)(3)	0.00%
Ratio of net investment income to average net assets (2)(3)	1.71%
Portfolio turnover rate	30%
*	Commencement of operations.
(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of less than one year is not annualized.
(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series TE, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(3)	Annualized.

72	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12	See Accompanying Notes to Financial Statements

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies

Allianz Global Investors Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares: Series C, Series M, Series R and Series TE (the “Portfolios”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Portfolios’ investment adviser/administrator and Sub-Adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. Each Portfolio has authorized an unlimited amount of shares of beneficial interest with $0.001 par value.

Fixed Income SHares: Series TE sold and issued 200,000 shares of beneficial interest in the amount of $2,000,000 to the Investment Manager on June 26, 2012.

The preparation of the Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Portfolios’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Portfolios’ management is currently evaluating the effect that the guidance may have on the Portfolios’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and the Sub-Adviser, an affiliate of the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolios’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	73

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies (continued)

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolios to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Portfolios’ financial statements. Each Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want

74	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies (continued)

lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	75

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies (continued)

the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Portfolios to measure fair value during the fiscal period or year ended October 31, 2012 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at October 31, 2012 in valuing Series C’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes 5(a), 5(c), 5(d) and 5(e) for more detailed information on Investments in Securities and Other Financial Instruments):

Series C:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 10/31/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	—	$41,662,037	$90,931	$41,752,968
Financial Services	—	814,284,079	359,307	814,643,386
Utilities	—	88,345,026	2,661,829	91,006,855
All Other	—	1,070,150,810	—	1,070,150,810
Sovereign Debt Obligations	—	565,286,204	—	565,286,204
Municipal Bonds	—	483,167,924	—	483,167,924
U.S. Government Agency Securities	—	306,660,433	—	306,660,433
Mortgage-Backed Securities	—	210,250,781	22,003	210,272,784
U.S. Treasury Obligations	—	133,638,816	—	133,638,816
Senior Loans	—	23,601,258	—	23,601,258
Asset-Backed Securities	—	7,128,777	—	7,128,777
Common Stock	$15,753	—	—	15,753
Short-Term Investments	—	268,742,781	—	268,742,781
Total Investments in Securities – Assets	$15,753	$4,012,918,926	$3,134,070	$4,016,068,749
Investments in Securities – Liabilities
Options Written, at value:
Interest Rate Contracts	—	$(9,586,019)	—	$(9,586,019)
Securities Sold Short, at value	—	(61,713,375)	—	(61,713,375)
Total Investments in Securities – Liabilities	—	$(71,299,394)	—	$(71,299,394)
Other Financial Instruments* – Assets
Credit Contracts	—	$8,943,238	—	$8,943,238
Foreign Exchange Contracts	—	9,220,717	—	9,220,717
Interest Rate Contracts	$12,757,390	50,254,798	—	63,012,188
Total Other Financial Instruments* – Assets	$12,757,390	$68,418,753	—	$81,176,143

76	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies (continued)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 10/31/12
Other Financial Instruments* – Liabilities
Credit Contracts	—	$(2,226,333)	—	$(2,226,333)
Foreign Exchange Contracts	—	(4,626,638)	—	(4,626,638)
Interest Rate Contracts	$(503,183)	(6,110,677)	—	(6,613,860)
Total Other Financial Instruments* – Liabilities	$(503,183)	$(12,963,648)	—	$(13,466,831)
Total Investments	$12,269,960	$3,997,074,637	$3,134,070	$4,012,478,667

At October 31, 2012, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Series C for the year ended October 31, 2012, was as follows:

Series C:

	Beginning Balance 10/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 10/31/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$1,549,186	—	$(35,905)	$(1,692)	$(2,008)	$104,757	—	$(1,523,407)	$90,931
Financial Services	334,818	—	(20,489)	—	—	44,978	—	—	359,307
Metals & Mining	6,665,776	$972,000	—	(22,514)	—	693,413	—	(8,308,675)	—
Paper/Paper Products	999,323	—	(1,060,000)	(4,941)	31	65,587	—	—	—
Telecommunications	24,826,140	—	—	3,065	—	3,570,243	—	(28,399,448)	—
Utilities	—	—	—	—	—	—	$2,661,829	—	2,661,829
Mortgage-Backed Securities	74,952	—	(388,812)	680	84,114	251,069	—	—	22,003
Total Investments	$34,450,195	$972,000	$(1,505,206)	$(25,402)	$82,137	$4,730,047	$2,661,829	$(38,231,530)	$3,134,070

The following table presents additional information about valuation techniques and inputs used for investments in Series C that are measured at fair value and categorized within Level 3 at October 31, 2012:

Series C:

	Ending Balance at 10/31/12	Valuation Techniques Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$3,112,067	Third-Party Pricing Vendor	Single Broker Quote	$68.00-$106.58
Mortgage-Backed Securities	22,003	Benchmark Pricing	Security Price Reset	$8.45
Total Investments	$3,134,070

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at October 31, 2012 in valuing Series M’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes 5(c), 5(d) and 5(e) for more detailed information on Investments in Securities and Other Financial Instruments):

Series M:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 10/31/12
Investments in Securities – Assets
U.S. Government Agency Securities	—	$1,891,003,079	—	$1,891,003,079
Corporate Bonds & Notes:
Financial Services	—	623,284,797	$10,981,400	634,266,197
All Other	—	444,081,990	—	444,081,990
Municipal Bonds	—	754,551,010	—	754,551,010
Sovereign Debt Obligations	—	715,160,334	—	715,160,334
Mortgage-Backed Securities	—	455,522,883	4,077,070	459,599,953
U.S. Treasury Obligations	—	230,332,019	—	230,332,019
Asset-Backed Securities	—	32,669,644	597,182	33,266,826
Common Stock	$398,272	—	—	398,272
Short-Term Investments	—	155,906,112	—	155,906,112
Total Investments in Securities – Assets	$398,272	$5,302,511,868	$15,655,652	$5,318,565,792
Investments in Securities – Liabilities
Options Written, at value:
Interest Rate Contracts	—	$(2,658,953)	—	$(2,658,953)
Other Financial Instruments* – Assets
Credit Contracts	—	$5,822,888	—	$5,822,888
Foreign Exchange Contracts	—	3,858,894	—	3,858,894
Interest Rate Contracts	—	12,940,164	—	12,940,164
Total Other Financial Instruments* – Assets	—	$22,621,946	—	$22,621,946
Other Financial Instruments* – Liabilities
Credit Contracts	—	$(1,375,579)	—	$(1,375,579)
Foreign Exchange Contracts	—	(2,395,870)	—	(2,395,870)
Total Other Financial Instruments* – Liabilities	—	$(3,771,449)	—	$(3,771,449)
Total Investments	$398,272	$5,318,703,412	$15,655,652	$5,334,757,336

At October 31, 2012, there were no transfers between Levels 1 and 2.

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Series M for the year ended October 31, 2012, was as follows:

Series M:

	Beginning Balance 10/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 10/31/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Financial Services	$10,440,900	—	—	$(75,393)	—	$615,893	—	—	$10,981,400
Mortgage-Backed Securities	—	$4,896,434	$(826,456)	(2,046)	$(1,085)	10,223	—	—	4,077,070
Asset-Backed Securities	661,682	—	(137,434)	—	—	72,934	—	—	597,182
Investments in Securities – Assets	$11,102,582	$4,896,434	$(963,890)	$(77,439)	$(1,085)	$699,050	—	—	$15,655,652
Investments in Securities – Liabilities
Options Written, at value:
Interest Rate Contracts	$(2,984,511)	—	—	—	$2,763,231	$221,280	—	—	—
Total Investments	$8,118,071	$4,896,434	$(963,890)	$(77,439)	$2,762,146	$920,330	—	—	$15,655,652

The following table presents additional information about valuation techniques and inputs used for investments in Series M that are measured at fair value and categorized within Level 3 at October 31, 2012:

Series M:

	Ending Balance at 10/31/12	Valuation Techniques Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$10,981,400	Third-Party Pricing Vendor	Single Broker Quote	$109.81
Mortgage-Backed Securities	4,077,070	Third-Party Pricing Vendor	Single Broker Quote	$100.35
Asset-Backed Securities	597,182	Benchmark pricing	Security Price Reset	$6.56-$78.90
Total Investments	$15,655,652

A summary of the inputs used at October 31, 2012 in valuing Series R’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes 5(a), 5(c), 5(d) and 5(e) for more detailed information on Investments in Securities and Other Financial Instruments):

Series R:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 10/31/12
Investments in Securities – Assets
U.S. Treasury Obligations	—	$554,626,255	—	$554,626,255
Sovereign Debt Obligations	—	99,144,734	—	99,144,734
Corporate Bonds & Notes	—	70,537,690	—	70,537,690
Mortgage-Backed Securities	—	17,614,637	$12,857,528	30,472,165
Asset-Backed Securities	—	7,977,380	151,933	8,129,313
Senior Loans	—	7,243,754	—	7,243,754
U.S. Government Agency Securities	—	2,920,321	—	2,920,321
Municipal Bonds	—	79,784	—	79,784
Short-Term Investments	—	11,301,307	—	11,301,307
Options Purchased:
Interest Rate Contracts	—	148,313	319,234	467,547
Total Investments in Securities – Assets	—	$771,594,175	$13,328,695	$784,922,870

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October 31, 2012

1. Organization and Significant Accounting Policies (continued)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 10/31/12
Investments in Securities – Liabilities
Options Written, at value:
Interest Rate Contracts	—	$(1,978,017)	$(58,734)	$(2,036,751)
Other Financial Instruments* – Assets
Credit Contracts	—	$153,221	—	$153,221
Foreign Exchange Contracts	—	866,113	—	866,113
Interest Rate Contracts	$39,800	586,658	—	626,458
Total Other Financial Instruments* – Assets	$39,800	$1,605,992	—	$1,645,792
Other Financial Instruments* – Liabilities
Credit Contracts	—	$(204,806)	—	$(204,806)
Foreign Exchange Contracts	—	(791,680)	—	(791,680)
Interest Rate Contracts	—	(783,855)	—	(783,855)
Total Other Financial Instruments* – Liabilities	—	$(1,780,341)	—	$(1,780,341)
Total Investments	$39,800	$769,441,809	$13,269,961	$782,751,570

At October 31, 2012, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Series R for the year ended October 31, 2012, was as follows:

Series R:

	Beginning Balance 10/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 10/31/12
Investments in Securities – Assets
Mortgage-Backed Securities	$6,119,756	—	$(1,215,425)	—	—	$7,908	$7,945,289	—	$12,857,528
Asset-Backed Securities	—	—	—	—	—	—	151,933	—	151,933
Options Purchased:
Interest Rate Contracts	—	$371,830	—	—	—	(52,596)	—	—	319,234
Total Investments in Securities – Assets	$6,119,756	$371,830	$(1,215,425)	—	—	$(44,688)	$8,097,222	—	$13,328,695
Investments in Securities – Liabilities
Options Written, at value:
Interest Rate Contracts	$(260,023)	$9,240	—	—	$190,248	$1,801	—	—	$(58,734)
Total Investments	$5,859,733	$381,070	$(1,215,425)	—	$190,248	$(42,887)	$8,097,222	—	$13,269,961

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies (continued)

The following table presents additional information about valuation techniques and inputs used for investments in Series R that are measured at fair value and categorized within Level 3 at October 31, 2012:

Series R:

	Ending Balance at 10/31/12	Valuation Techniques Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Mortgage-Backed Securities	$12,857,528	Third-Party Pricing Vendor	Single Broker Quote	$100.20-$105.19
Asset-Backed Securities	151,933	Benchmark Pricing	Security Price Reset	$99.99
Options Purchased	261,191	Market Comparable Security	Broker Quote	$7.26
Options Purchased	58,043	Third-Party Pricing Vendor	Single Broker Quote	$7.26
Investments in Securities – Liabilities
Options Written, at value	(58,734)	Third-Party Pricing Vendor	Single Broker Quote	($0.16)-($0.22)
Total Investments	$13,269,961

A summary of the inputs used at October 31, 2012 in valuing Series TE’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

Series TE:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 10/31/12
Investments in Securities – Assets
Municipal Bonds	—	$8,440,349	—	$8,440,349
Short-Term Investments	—	1,299,235	—	1,299,235
Total Investments	—	$9,739,584	—	$9,739,584

At October 31, 2012, there were no transfers between Levels 1 and 2.

*	Other financial instruments are derivatives not reflected in the Schedules of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because single broker quote provided by third-party pricing vendor used unobservable inputs.

***	Transferred out of Level 3 into Level 2 because evaluated prices with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments which Series C, Series M and Series R held at October 31, 2012, was $9,480, $663,287 and $70,761, respectively.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received on the settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after the settlement date relating to senior loans, consent fees relating

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies (continued)

to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolios’ management has determined that its evaluation has resulted in no material impact to the Portfolios’ financial statements at October 31, 2012. The federal income tax returns for the prior three years for Series C, Series M and Series R remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Portfolios declare dividends from net investment income to shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Portfolios record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolios’ Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Portfolios may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Portfolios succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Portfolios enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolios, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolios until maturity of the repurchase agreement.

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October 31, 2012

1. Organization and Significant Accounting Policies (continued)

Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Portfolios can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolios of the reverse repurchase transaction is less than the returns the Portfolios obtain on investments purchased with the cash. To the extent the Portfolios do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Portfolios’ uncovered obligations under the agreements will be subject to the Portfolios’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolios’ obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolios will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Portfolios do not participate in future gains and losses with respect to the security.

(k) Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statements of Operations, even though investors do not receive principal until maturity.

(l) Sale-Buybacks

A Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Investment Manager or otherwise cover its obligations under sale-buyback transactions.

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies (continued)

(m) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolios to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(n) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) Short Sales

Short sale transactions involve the Portfolios selling securities they do not own in anticipation of a decline in the market price of the securities. The Portfolios are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(p) Restricted Securities

The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(q) Interest Expense

Interest expense primarily relates to the Portfolios’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolios are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Portfolios are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest

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October 31, 2012

2. Principal Risks (continued)

rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolios hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Portfolios’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolios because the Portfolios may have to reinvest that money at the lower prevailing interest rates. The Portfolios’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Portfolios are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolios directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolios’ investments in foreign currency-denominated securities may reduce the returns of the Portfolios.

The Portfolios are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolios to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Portfolios are exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss to the Portfolios could exceed the value of the financial assets recorded in the Portfolios’ financial statements. Financial assets, which potentially expose the Portfolios to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolios’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolios have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolios are exposed to risks associated with leverage. Leverage may cause the value of the Portfolios’ shares to be more volatile than if the Portfolios did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolios’ portfolio securities. The Portfolios may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

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2. Principal Risks (continued)

detrimental to a Portfolio’s performance. In addition, to the extent the Portfolios employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Portfolios’ investment returns, resulting in greater losses.

The Portfolios are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Portfolios and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Portfolios.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Portfolios are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolios’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Certain Portfolios had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entities filed for bankruptcy protection or were placed in administration. Series M’s security transactions associated with Lehman Brothers, Inc. (“SLH”) and Series R’s security transactions associated with Lehman Brothers International (Europe) (“LBI”) as counterparties were written down to their estimated recoverable values. Adjustments to anticipated losses for security transactions associated with Lehman Brothers have been incorporated as net realized gain (loss) on the Statements of Operations of the applicable Portfolios. The remaining balances due from SLH and LBI and due to SLH (Series C) are included in receivable from/payable to broker on the Statements of Assets and Liabilities of the applicable Portfolios. The estimated recoverable value of receivables is determined by independent broker quotes.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolios sometimes use derivatives for hedging purposes, the Portfolios reflect derivatives at fair value and recognize changes in fair value through the Portfolios’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Portfolios may use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolios are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolios agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

3. Financial Derivative Instruments (continued)

(b) Option Transactions

The Portfolios purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Portfolios write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Portfolios’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Portfolios purchasing a security at a price different from its current market value.

(c) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Portfolios and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolios may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Portfolios’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Portfolios’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Portfolios’ Statements of Operations. Net periodic payments received or paid by the Portfolios are included as part of realized gains or losses on the Portfolios’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Portfolios’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Portfolios’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Portfolios’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As sellers of protection on credit default swap agreements, the Portfolios will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Portfolios would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Portfolios would be subject to investment exposure on the notional amount of the swap.

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

3. Financial Derivative Instruments (continued)

If the Portfolios are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolios are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolios use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolios own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolios use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Portfolios bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolios use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed later in the Notes to Financial Statements (see 5(c)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit

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3. Financial Derivative Instruments (continued)

default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolios as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2012 for which the Portfolios are sellers of protection are disclosed later in the Notes to Financial Statements (see 5(c)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolios for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Portfolios with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolios enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Portfolios also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Portfolios’ Statements of Assets and Liabilities.

The following is a summary of the fair valuation of the Portfolios’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at October 31, 2012:

Series C:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$33,429,079	$8,929,449	—	$42,358,528
Receivable for variation margin on centrally cleared swaps**	51,526	—	—	51,526
Receivable for variation margin on futures contracts*	872,500	—	—	872,500
Unrealized appreciation of forward foreign currency contracts	—	—	$9,220,717	9,220,717
Total asset derivatives	$34,353,105	$8,929,449	$9,220,717	$52,503,271

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

3. Financial Derivative Instruments (continued)

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Liability derivatives:
Unrealized depreciation of OTC swaps	—	$(2,226,333)	—	$(2,226,333)
Payable for variation margin on centrally cleared swaps**	$(2,096,588)	—	—	(2,096,588)
Options written, at value	(9,586,019)	—	—	(9,586,019)
Unrealized depreciation of forward foreign currency contracts	—	—	$(4,626,638)	(4,626,638)
Total liability derivatives	$(11,682,607)	$(2,226,333)	$(4,626,638)	$(18,535,577)

Series M:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$4,295,621	$5,822,888	—	$10,118,509
Unrealized appreciation of forward foreign currency contracts	—	—	$3,858,894	3,858,894
Total asset derivatives	$4,295,621	$5,822,888	$3,858,894	$13,977,403
Liability derivatives:
Unrealized depreciation of OTC swaps	—	$(1,375,579)	—	$(1,375,579)
Payable for variation margin on centrally cleared swaps**	$(743,113)	—	—	(743,113)
Options written, at value	(2,658,953)	—	—	(2,658,953)
Unrealized depreciation of forward foreign currency contracts	—	—	$(2,395,870)	(2,395,870)
Total liability derivatives	$(3,402,066)	$(1,375,579)	$(2,395,870)	$(7,173,515)

Series R:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$467,547	—	—	$467,547
Unrealized appreciation of OTC swaps	538,314	$153,221	—	691,535
Receivable for variation margin on futures contracts*	57,750	—	—	57,750
Unrealized appreciation of forward foreign currency contracts	—	—	$866,113	866,113
Total asset derivatives	$1,063,611	$153,221	$866,113	$2,082,945
Liability derivatives:
Unrealized depreciation of OTC swaps	$(5,100)	$(204,806)	—	$(209,906)
Payable for variation margin on centrally cleared swaps**	(156,923)	—	—	(156,923)
Options written, at value	(2,036,751)	—	—	(2,036,751)
Unrealized depreciation of forward foreign currency contracts	—	—	$(791,680)	(791,680)
Total liability derivatives	$(2,198,774)	$(204,806)	$(791,680)	$(3,195,260)

*	Included in the net unrealized appreciation on futures contracts of $12,254,207 and $39,800 for Series C and Series R, respectively, as reported in section 5(a) of the Notes to Financial Statements.

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

3. Financial Derivative Instruments (continued)

**	Included in the net unrealized appreciation (depreciation) of $10,728,831, $8,644,543 and $(730,411) which Series C, Series M and Series R held, respectively, on centrally cleared credit default swaps and centrally cleared interest rate swaps as reported in sections 5(c) and 5(d) in the Notes to Financial Statements.

The effect of derivatives on the Statements of Operations for the year ended October 31, 2012:

Series C:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(2,943,296)	—	—	$(2,943,296)
Futures contracts	41,738,857	—	—	41,738,857
Options written	31,730,919	$1,962,550	—	33,693,469
Swaps	34,754,915	(42,139,725)	—	(7,384,810)
Foreign currency transactions (forward foreign currency contracts)	—	—	$39,073,469	39,073,469
Total net realized gain (loss)	$105,281,395	$(40,177,175)	$39,073,469	$104,177,689
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(2,556,685)	—	—	$(2,556,685)
Futures contracts	(29,331,764)	—	—	(29,331,764)
Options written	(26,853,005)	$(881,463)	—	(27,734,468)
Swaps	50,724,941	(25,220,468)	—	25,504,473
Foreign currency transactions (forward foreign currency contracts)	—	—	$(80,216)	(80,216)
Total net change in unrealized appreciation/depreciation	$(8,016,513)	$(26,101,931)	$(80,216)	$(34,198,660)

Series M:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(1,884,319)	—	—	$(1,884,319)
Futures contracts	83,092,089	—	—	83,092,089
Options written	3,183,223	$797,900	—	3,981,123
Swaps	17,923,435	5,074,575	—	22,998,010
Foreign currency transactions (forward foreign currency contracts)	—	—	$(4,715,910)	(4,715,910)
Total net realized gain (loss)	$102,314,428	$5,872,475	$(4,715,910)	$103,470,993
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(393,599)	—	—	$(393,599)
Futures contracts	(70,712,020)	—	—	(70,712,020)
Options written	2,989,886	$(801,074)	—	2,188,812
Swaps	4,212,297	1,123,259	—	5,335,556
Foreign currency transactions (forward foreign currency contracts)	—	—	$5,963,441	5,963,441
Total net change in unrealized appreciation/depreciation	$(63,903,436)	$322,185	$5,963,441	$(57,617,810)

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

3. Financial Derivative Instruments (continued)

Series R:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(232,730)	—	—	$(232,730)
Futures contracts	3,580,422	—	—	3,580,422
Options written	1,326,769	—	—	1,326,769
Swaps	289,144	$569,145	—	858,289
Foreign currency transactions (forward foreign currency contracts)	—	—	$2,065,649	2,065,649
Total net realized gain (loss)	$4,963,605	$569,145	$2,065,649	$7,598,399
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(321,657)	—	—	$(321,657)
Futures contracts	(2,149,109)	—	—	(2,149,109)
Options written	(863,351)	—	—	(863,351)
Swaps	(814,627)	$(236,764)	—	(1,051,391)
Foreign currency transactions (forward foreign currency contracts)	—	—	$3,099,998	3,099,998
Total net change in unrealized appreciation/depreciation	$(4,148,744)	$(236,764)	$3,099,998	$(1,285,510)

The average volume (measured at each fiscal quarter-end) of derivative activity during the period or year ended October 31, 2012:

	Options Purchased		Options Written		Futures Contracts(1)
	Contracts(1)	Notional(3)	Contracts(1)	Notional(3)	Long	Short
Series C	—	$306,940	4,508	$2,621,520	22,759	—
Series M	—	28,400	1	1,585,060	12,548	—
Series R	332	46,760	—	283,580	822	(21)

	Forward Foreign Currency Contracts(2)		Credit Default Swap Agreements(3)		Interest Rate Swap Agreements(3)
	Purchased	Sold	Buy	Sell
Series C	$1,135,217,749	$1,378,090,125	$245,212	$702,734	AUD	188,640
					BRL	655,880
						£127,900
						€62,000
					MXN	4,245,000
						$60,920
Series M	347,705,012	568,023,401	16,000	223,460	BRL	206,500
						£112,800
					MXN	329,400
Series R	45,125,987	168,636,369	9,600	24,960	BRL	91,820
						€3,920
						$14,620

(1)	Number of contracts
(2)	U.S. $ value on origination date
(3)	Notional amount (in thousands)

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

4. Investment Manager/Sub-Adviser/Administrator/Distributor

(a) Investment Manager/Sub-Adviser

The Investment Manager serves as manager of the Portfolios pursuant to an Investment Advisory Agreement with the Trust. Pursuant to a Portfolio Management Agreement between the Investment Manager and PIMCO, the Investment Manager employs PIMCO to serve as the Sub-Adviser and provide investment advisory services to the Fixed Income SHares: Series C, Series M, Series R and Series TE Portfolios. Neither the Investment Manager nor PIMCO receive investment management or other fees from the Portfolios or the Trust. The financial statements reflect the fact that no fees or expenses are incurred by the Portfolios. It should be understood, however, that the Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers unaffiliated with the Portfolios, the Investment Manager or the Sub-Adviser. Typically, participants in these programs pay a “wrap fee” to their investment adviser. Although the Portfolios do not compensate the Investment Manager or Sub-Adviser directly for their services under the Investment Advisory Agreement or Portfolio Management Agreement, respectively, the Investment Manager and Sub-Adviser may benefit from their relationship with the sponsors of wrap fee programs for which the Trust is an investment option.

(b) Administrator

The Investment Manager also serves as administrator to the Portfolios pursuant to an administration agreement (“Administration Agreement”) with the Trust. The administrator’s responsibilities include providing or procuring certain administrative services to the Portfolios as well as arranging at its own expense for the provision of legal, audit, custody, transfer agency and other services required for the ordinary operation of the Portfolios, and is responsible for printing, trustees’ fees, and other costs of the Portfolios. Under the Administration Agreement, the Investment Manager has agreed to provide or procure these services, and to bear these expenses at no charge to the Portfolios.

(c) Distributor

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the Investment Manager, serves as the distributor of the Portfolios’ shares. Pursuant to a distribution agreement with the Trust, the Investment Manager on behalf of the Portfolios, pays the Distributor.

At October 31, 2012 Allianz Global Investors owned 21% of the outstanding shares of Series TE. Investment activity by this shareholder could have a material impact on Series TE.

5. Investments in Securities

For the period or year ended October 31, 2012, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Series C	$2,558,416,438	$2,571,296,013	$489,962,165	$643,191,812
Series M	23,564,438,367	22,774,965,381	1,026,819,891	1,653,623,811
Series R	1,886,725,491	1,929,550,697	107,379,021	200,811,335
Series TE	—	—	9,803,716	1,384,060

(a) Futures contracts outstanding at October 31, 2012:

Series C:

	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	Financial Futures Euro–90 day	6,930	$1,726,263	9/16/13	$12,757,390
	Financial Futures Euro–90 day	4,208	1,044,268	6/15/15	(503,183)

					$12,254,207

Series R:

	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	Financial Futures Euro–90 day	69	$17,106	9/14/15	$6,568
	Financial Futures Euro–90 day	351	86,798	3/14/16	33,232

					$39,800

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October 31, 2012

5. Investments in Securities (continued)

At October 31, 2012, Series R pledged cash collateral of $28,000 for futures contracts.

(b) Transactions in options written for the year ended October 31, 2012:

Series C:

	Contracts	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2011	10,433	$4,912,400	$35,752,834
Options written	—	667,600	10,135,275
Options terminated in closing transactions	(10,433)	(4,912,400)	(35,752,834)

Options outstanding, October 31, 2012	—	$667,600	$10,135,275

Series M:

	Contracts	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2011	—	$1,782,200	$5,542,865
Options written	7,593	2,485,800	4,748,696
Options terminated in closing transactions	(7,593)	(3,759,800)	(10,291,561)

Options outstanding, October 31, 2012	—	$508,200	—

Series R:

	Contracts	Notional Amount (000s)	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2011	—	$281,800	—	$2,252,798
Options written	74	377,700	€4,800	2,787,303
Options terminated in closing transactions	(74)	(339,000)	—	(2,773,104)

Options outstanding, October 31, 2012	—	$320,500	€4,800	$2,266,997

(c) Credit default swap agreements outstanding at October 31, 2012:

OTC buy protection swap agreements:

Series C:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Made	Market Value(2)	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Bank of America:
DTE Energy	$5,000	0.73%	6/20/16	(0.97)%	$(48,860)	—	$(48,860)
Deutsche Bank:
Morgan Stanley	13,300	1.97%	12/20/16	(1.00)%	490,443	$1,594,469	(1,104,026)
JPMorgan Chase:
Lexmark International	5,000	1.73%	6/20/13	(1.19)%	10,177	—	10,177

					$451,760	$1,594,469	$(1,142,709)

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

5. Investments in Securities (continued)

Series M:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Made	Market Value(2)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
Macy’s	$5,000	0.64%	9/20/15	(7.06)%	$(963,458)	—	$(963,458)
Barclays Bank:
Embarq	400	0.27%	6/20/13	(1.00)%	(2,346)	$(7,215)	4,869
Citigroup:
Valero Energy	4,600	0.31%	12/20/13	(3.40)%	(180,836)	—	(180,836)
Deutsche Bank:
Altria Group	4,500	0.88%	3/20/19	(1.46)%	(166,100)	—	(166,100)
Morgan Stanley:
Altria Group	1,500	0.85%	12/20/18	(1.55)%	(65,185)	—	(65,185)

					$(1,377,925)	$(7,215)	$(1,370,710)

Series R:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Made	Market Value(2)	Upfront Premiums Paid	Unrealized Depreciation
Bank of America:
Marsh & McLennan	$3,000	0.63%	6/20/19	(0.90)%	$(55,675)	—	$(55,675)
Barclays Bank:
Fosters Group	1,500	0.21%	6/20/15	(1.60)%	(58,118)	—	(58,118)
Deutsche Bank:
Starwood Hotels & Resorts Worldwide	3,100	0.19%	3/20/13	(1.00)%	(13,339)	$52,342	(65,681)
Goldman Sachs:
RPM International	1,000	1.20%	3/20/18	(1.50)%	(17,253)	—	(17,253)

					$(144,385)	$52,342	$(196,727)

Sell protection swap agreements:

Series C:

OTC swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
American International Group	$4,000	0.25%	12/20/12	0.90%	$7,829	—	$7,829
China Government International Bond	2,000	0.45%	9/20/16	1.00%	44,552	$10,371	34,181
Barclays Bank:
China Government International Bond	28,800	0.29%	9/20/15	1.00%	623,710	271,505	352,205
China Government International Bond	6,000	0.45%	9/20/16	1.00%	133,656	31,114	102,542
Dow Jones CDX EM-15 Index	5,700	2.03%	6/20/16	5.00%	622,680	769,500	(146,820)
BNP Paribas:
China Government International Bond	17,500	0.29%	9/20/15	1.00%	378,991	161,043	217,948
General Electric	15,200	0.35%	12/20/13	4.90%	877,533	—	877,533
General Electric	900	0.85%	9/20/15	1.00%	4,824	(45,701)	50,525

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October 31, 2012

5. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup:
China Government International Bond	$6,300	0.29%	9/20/15	1.00%	$136,437	$58,011	$78,426
China Government International Bond	4,000	0.45%	9/20/16	1.00%	89,104	20,743	68,361
El Paso Corp.	2,700	0.58%	3/20/14	5.00%	181,446	(133,380)	314,826
United Kingdom Gilt	16,200	0.06%	6/20/15	1.00%	421,581	132,275	289,306
United Kingdom Gilt	33,500	0.13%	6/20/16	1.00%	1,106,005	415,748	690,257
Credit Suisse First Boston:
China Government International Bond	4,700	0.23%	3/20/15	1.00%	91,895	51,098	40,797
China Government International Bond	4,000	0.45%	9/20/16	1.00%	89,104	19,751	69,353
United Kingdom Gilt	13,000	0.07%	9/20/15	1.00%	365,697	133,971	231,726
Deutsche Bank:
Berkshire Hathaway	11,900	0.50%	9/20/13	1.10%	78,803	—	78,803
Dow Jones CDX EM-14 Index	19,000	1.95%	12/20/15	5.00%	1,864,144	2,715,450	(851,306)
France Government Bond	3,800	0.20%	9/20/15	0.25%	6,266	(138,576)	144,842
France Government Bond	31,100	0.29%	3/20/16	0.25%	(33,583)	(1,104,012)	1,070,429
General Electric	7,700	0.35%	12/20/13	3.80%	337,754	—	337,754
Procter & Gamble	3,000	0.14%	3/20/14	1.27%	51,576	—	51,576
Goldman Sachs:
BP Capital Markets	3,400	0.42%	6/20/15	5.00%	430,233	89,912	340,321
California State Municipal Bond	3,300	1.57%	12/20/18	1.63%	16,227	—	16,227
California State Municipal Bond	25,000	1.57%	12/20/18	1.65%	149,734	—	149,734
Dow Jones CDX HY-9 5-Year Index 35-100%	3,296	0.07%	12/20/12	2.05%	16,946	—	16,946
El Paso Corp.	350	0.71%	9/20/14	5.00%	30,380	(27,125)	57,505
France Government Bond	25,900	0.29%	3/20/16	0.25%	(27,968)	(866,475)	838,507
HSBC Bank:
China Government International Bond	3,000	0.29%	9/20/15	1.00%	64,970	(41,619)	106,589
China Government International Bond	6,200	0.29%	9/20/15	1.00%	134,271	57,090	77,181
JPMorgan Chase:
American Express	2,800	0.27%	3/20/14	2.75%	105,680	—	105,680
BP Capital Markets	600	0.42%	6/20/15	5.00%	75,924	6,026	69,898
China Government International Bond	22,000	0.23%	3/20/15	1.00%	430,145	254,938	175,207
France Government Bond	4,900	0.20%	9/20/15	0.25%	8,080	(171,695)	179,775
Morgan Stanley:
China Government International Bond	17,200	0.29%	9/20/15	1.00%	372,494	137,396	235,098
France Government Bond	22,300	0.41%	9/20/16	0.25%	(131,210)	(1,052,989)	921,779
Royal Bank of Scotland:
China Government International Bond	41,500	0.29%	9/20/15	1.00%	898,750	379,144	519,606
UBS:
SLM Corp.	5,000	0.50%	12/20/12	5.00%	60,353	135,674	(75,321)

					$10,115,013	$2,269,188	$7,845,825

Centrally cleared swap agreements:

Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Market Value (2)	Unrealized Appreciation
Citigroup (CME):
Dow Jones CDX IG-16 5-Year Index	$1,500	0.74%	6/20/16	1.00%	$16,143	$13,789

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

5. Investments in Securities (continued)

Series M:

OTC swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid (Received)	Unrealized Appreciation
BNP Paribas:
General Electric	$10,000	0.35%	12/20/13	3.80%	$438,642	—	$438,642
General Electric	75,000	0.35%	12/20/13	4.50%	3,951,705	—	3,951,705
Credit Suisse First Boston:
BP Capital Markets	6,000	0.42%	6/20/15	5.00%	759,236	$92,044	667,192
Goldman Sachs:
Berkshire Hathaway	2,200	0.50%	9/20/13	0.97%	11,679	—	11,679
Berkshire Hathaway	14,600	0.50%	9/20/13	0.98%	78,983	—	78,983
BP Capital Markets	1,100	0.42%	6/20/15	5.00%	139,194	17,777	121,417
California State Municipal Bond	25,000	1.57%	12/20/18	1.60%	82,736	—	82,736
California State Municipal Bond	11,000	1.57%	12/20/18	1.75%	124,841	—	124,841
Connecticut State Municipal Bond	9,000	1.32%	3/20/21	1.60%	194,637	—	194,637
JPMorgan Chase:
BP Capital Markets	1,100	0.42%	6/20/15	5.00%	139,193	4,393	134,800
Morgan Stanley	100	0.67%	6/20/13	1.00%	330	(11,057)	11,387

					$5,921,176	$103,157	$5,818,019

Series R:

OTC swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Japan Government Bond	$3,200	0.38%	12/20/15	1.00%	$65,473	$72,747	$(7,274)
MetLife	300	0.44%	9/20/13	1.00%	1,842	(14,605)	16,447
Deutsche Bank:
Brazilian Government International Bond	2,100	1.39%	6/20/20	1.00%	(55,583)	(69,609)	14,026
HSBC Bank:
Brazilian Government International Bond	3,100	0.65%	6/20/15	1.00%	32,279	(31,107)	63,386
Petrobras International	2,000	1.12%	9/20/15	1.00%	(4,366)	(63,728)	59,362
Royal Bank of Scotland:
Japan Government Bond	400	0.38%	12/20/15	1.00%	8,184	8,989	(805)

					$47,829	$(97,313)	$145,142

(1)

This represents the maximum potential amount the Portfolios could be required to make available as sellers of credit protection or receive as buyers of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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October 31, 2012

5. Investments in Securities (continued)

(d) Interest rate swap agreements outstanding at October 31, 2012:

Series C:

OTC swap agreements:

	Notional Amount (000s)			Rate Type			Upfront Premiums Paid (Received)
Swap Counterparty			Termination Date	Payments Made	Payments Received	Market Value		Unrealized Appreciation
Bank of America	BRL	200,000	1/2/14	BRL-CDI-Compounded	12.31%	$8,211,297	—	$8,211,297
Bank of America	MXN	258,000	9/13/17	28-Day Mexico Interbank TIIE Banxico	5.50%	60,643	$46,749	13,894
Barclays Bank	MXN	750,000	9/13/17	28-Day Mexico Interbank TIIE Banxico	5.50%	176,287	143,089	33,198
Barclays Bank	MXN	91,800	4/9/19	28-Day Mexico Interbank TIIE Banxico	7.78%	825,924	3,208	822,716
Deutsche Bank	AUD	188,640	12/15/15	6-Month Australian Bank Bill	5.00%	12,069,758	(2,459,890)	14,529,648
HSBC Bank	BRL	195,300	1/2/14	BRL-CDI-Compounded	12.12%	8,232,801	360,272	7,872,529
HSBC Bank	MXN	2,250,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	1,770,517	666,136	1,104,381
Morgan Stanley	BRL	1,700	1/2/14	BRL-CDI-Compounded	10.58%	35,219	1,019	34,200
Morgan Stanley	MXN	1,500,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	1,180,344	373,128	807,216

						$32,562,790	$(866,289)	$33,429,079

Centrally cleared swap agreements:

	Notional Amount (000s)		Rate Type			Unrealized Appreciation (Depreciation)
Broker (Exchange)		Termination Date	Payments Made	Payments Received	Market Value
Barclays Bank (CME)	£127,900	3/21/22	6-Month GBP-LIBOR	3.00%	$21,380,350	$11,404,929
Citigroup (CME)	€58,000	3/16/21	6-Month EUR-LIBOR	3.00%	9,581,688	5,072,674
Credit Suisse First Boston (CME)	€4,000	9/16/19	6-Month EUR-LIBOR	4.00%	950,714	348,116
Morgan Stanley (CME)	$173,600	12/19/42	2.50%	3-Month USD-LIBOR	4,326,209	(5,941,281)
UBS (CME)	$7,000	12/19/42	2.50%	3-Month USD-LIBOR	174,444	(169,396)

					$36,413,405	$10,715,042

Series M:

OTC swap agreements:

	Notional Amount (000s)			Rate Type			Upfront Premiums Paid (Received)
Swap Counterparty			Termination Date	Payments Made	Payments Received	Market Value		Unrealized Appreciation
Bank of America	MXN	40,400	2/7/19	28-Day Mexico Interbank TIIE Banxico	8.30%	$447,331	—	$447,331
Barclays Bank	MXN	189,600	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.34%	711,473	$(35)	711,508
HSBC Bank	BRL	72,700	1/2/15	BRL-CDI-Compounded	10.14%	1,748,623	13,489	1,735,134
HSBC Bank	MXN	99,400	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.33%	371,323	(6,855)	378,178
Morgan Stanley	BRL	13,600	1/2/14	BRL-CDI-Compounded	10.22%	259,285	76,079	183,206
UBS	BRL	61,000	1/2/14	BRL-CDI-Compounded	10.38%	1,203,914	363,650	840,264

						$4,741,949	$446,328	$4,295,621

Centrally cleared swap agreements:

	Notional Amount (000s)		Rate Type
Broker (Exchange)		Termination Date	Payments Made	Payments Received	Market Value	Unrealized Appreciation
Barclays Bank (CME)	£112,800	3/21/22	6-Month GBP-LIBOR	3.00%	$18,856,165	$8,644,543

98	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

5. Investments in Securities (continued)

Series R:

OTC swap agreements:

	Notional Amount (000s)			Rate Type			Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty			Termination Date	Payments Made	Payments Received	Market Value
Barclays Bank		$1,700	11/2/12	3-Month USD-CPURNSA Index	1.50%	$(3,485)	$(1,139)	$(2,346)
BNP Paribas		1,800	11/2/12	3-Month USD-CPURNSA Index	1.50%	(3,690)	(936)	(2,754)
BNP Paribas		€3,500	9/1/16	6-Month EUR-LIBOR	2.00%	6,479	4,785	1,694
BNP Paribas		$8,900	7/15/22	2.50%	3-Month USD-CPURNSA Index	167,471	91,330	76,141
Deutsche Bank		7,300	7/15/22	2.50%	3-Month USD-CPURNSA Index	137,364	119,510	17,854
Goldman Sachs	BRL	10,400	1/2/15	BRL-CDI-Compounded	8.26%	54,149	8,435	45,714
Goldman Sachs	BRL	1,700	1/2/15	BRL-CDI-Compounded	8.41%	11,391	3,892	7,499
HSBC Bank	BRL	43,000	1/2/15	BRL-CDI-Compounded	8.82%	464,295	250,563	213,732
Morgan Stanley	BRL	1,700	1/2/15	BRL-CDI-Compounded	8.63%	15,009	8,195	6,814
UBS	BRL	39,800	1/2/15	BRL-CDI-Compounded	8.26%	209,359	40,493	168,866

						$1,058,342	$525,128	$533,214

Centrally cleared swap agreements:

	Notional Amount (000s)		Rate Type			Unrealized Appreciation (Depreciation)
Broker (Exchange)		Termination Date	Payments Made	Payments Received	Market Value
Goldman Sachs (CME)	2,900	12/19/42	2.50%	3-Month USD-LIBOR	$72,270	$48,344
Morgan Stanley (CME)	19,700	12/19/42	2.50%	3-Month USD-LIBOR	490,935	(778,755)

					$563,205	$(730,411)

AUD – Australian Dollar

BRL – Brazilian Real

CDI – Inter-Bank Deposit Certificate

CDX – Credit Derivatives Index

CME – Chicago Mercantile Exchange

CPURNSA – Consumer Price All Urban Non-Seasonally Adjusted Index

EUR/€ – Euro

GBP/£ – British Pound

LIBOR – London Inter-Bank Offered Rate

MXN – Mexican Peso

TIIE – Inter-Bank Equilibrium Interest Rate

(e) Forward foreign currency contracts outstanding at October 31, 2012:

Series C:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
835,000 Australian Dollar settling 11/1/12	BNP Paribas	$868,609	$866,772	$(1,837)
231,208,038 Brazilian Real settling 12/4/12	HSBC Bank	113,337,273	113,380,717	43,444
863,000 British Pound settling 11/2/12	Credit Suisse First Boston	1,387,421	1,392,666	5,245
7,246,000 British Pound settling 11/2/12	Goldman Sachs	11,623,895	11,693,226	69,331
333,000 British Pound settling 11/2/12	Royal Bank of Canada	537,920	537,379	(541)
511,455,000 Chilean Peso settling 1/9/13	HSBC Bank	1,009,185	1,053,388	44,203
182,475,947 Chinese Yuan Renminbi settling 2/1/13	Barclays Bank	28,941,467	29,009,520	68,053

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

5. Investments in Securities (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2012	Unrealized Appreciation (Depreciation)
89,000,000 Chinese Yuan Renminbi settling 8/5/13	Deutsche Bank	$14,208,173	$13,995,547	$(212,626)
64,000,000 Chinese Yuan Renminbi settling 8/5/13	Royal Bank of Scotland	10,174,881	10,064,214	(110,667)
115,000,000 Chinese Yuan Renminbi settling 4/25/14	Royal Bank of Scotland	18,792,436	17,851,045	(941,391)
143,497,285 Chinese Yuan Renminbi settling 2/1/13	UBS	22,764,700	22,812,801	48,101
69,000,000 Chinese Yuan Renminbi settling 8/5/13	UBS	10,993,388	10,850,480	(142,908)
200,916,000 Japanese Yen settling 12/10/12	Credit Suisse First Boston	2,545,851	2,517,658	(28,193)
560,988 Mexican Peso settling 12/3/12	Barclays Bank	43,065	42,721	(344)
1,983,897 Mexican Peso settling 12/3/12	Deutsche Bank	149,210	151,081	1,871
349,966,287 Mexican Peso settling 4/3/13	Deutsche Bank	26,684,429	26,322,553	(361,876)
560,988 Mexican Peso settling 4/3/13	HSBC Bank	42,488	42,194	(294)
983,013,087 Mexican Peso settling 12/3/12	JPMorgan Chase	72,595,986	74,860,112	2,264,126
3,020,558 Mexican Peso settling 12/3/12	Morgan Stanley	228,148	230,027	1,879
4,422,518 Mexican Peso settling 4/3/13	Morgan Stanley	335,816	332,638	(3,178)
1,063,795 Mexican Peso settling 12/3/12	UBS	80,767	81,012	245
639,115,049 Mexican Peso settling 4/3/13	UBS	48,582,324	48,070,744	(511,580)
628,614,000 Norwegian Krone settling 11/21/12	Deutsche Bank	107,047,324	110,183,033	3,135,709
6,038,847 Taiwan Dollar settling 11/30/12	Barclays Bank	204,915	206,705	1,790
Sold:
342,327,000 Australian Dollar settling 11/1/12	Westpac	356,533,571	355,352,444	1,181,127
341,492,000 Australian Dollar settling 12/13/12	Westpac	352,009,954	353,321,827	(1,311,873)
231,208,038 Brazilian Real settling 2/4/13	HSBC Bank	112,438,865	112,435,377	3,488
231,208,038 Brazilian Real settling 12/4/12	UBS	112,800,916	113,380,717	(579,801)
7,246,000 British Pound settling 12/4/12	Goldman Sachs	11,622,584	11,691,963	(69,379)
6,826,000 British Pound settling 11/2/12	HSBC Bank	11,051,295	11,015,452	35,843
1,616,000 British Pound settling 11/2/12	JPMorgan Chase	2,607,253	2,607,819	(566)
3,067,000 Canadian Dollar settling 12/20/12	Deutsche Bank	3,143,819	3,067,706	76,113
325,973,232 Chinese Yuan Renminbi settling 2/1/13	BNP Paribas	51,898,302	51,822,321	75,981
222,000,000 Chinese Yuan Renminbi settling 8/5/13	Citigroup	35,249,285	34,910,241	339,044
115,000,000 Chinese Yuan Renminbi settling 4/25/14	Deutsche Bank	18,130,222	17,851,045	279,177
32,911,000 Euro settling 1/15/13	BNP Paribas	42,447,456	42,689,944	(242,488)
57,441,000 Euro settling 1/15/13	HSBC Bank	74,402,465	74,508,617	(106,152)
64,757,000 Euro settling 1/15/13	UBS	84,683,376	83,998,442	684,934
349,966,287 Mexican Peso settling 12/3/12	Deutsche Bank	27,011,909	26,651,238	360,671
560,988 Mexican Peso settling 12/3/12	HSBC Bank	43,040	42,721	319
639,115,049 Mexican Peso settling 12/3/12	UBS	49,171,017	48,670,994	500,023
334,010 Singapore Dollar settling 1/25/13	Goldman Sachs	272,877	273,821	(944)

				$4,594,079

100	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

5. Investments in Securities (continued)

Series M:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
14,754,000 Australian Dollar settling 11/21/12	HSBC Bank	$15,021,047	$15,292,395	$271,348
9,881,591 Brazilian Real settling 2/4/13	HSBC Bank	4,786,665	4,805,371	18,706
9,881,591 Brazilian Real settling 12/4/12	UBS	4,774,177	4,845,774	71,597
762,000 British Pound settling 11/2/12	Credit Suisse First Boston	1,225,038	1,229,677	4,639
2,960,000 British Pound settling 12/4/12	Goldman Sachs	4,747,840	4,776,181	28,341
3,330,000 British Pound settling 11/2/12	HSBC Bank	5,391,270	5,373,785	(17,485)
293,000 British Pound settling 11/2/12	Royal Bank of Canada	473,305	472,829	(476)
4,097,000 Euro settling 11/2/12	BNP Paribas	5,345,192	5,310,324	(34,868)
357,299,000 Euro settling 11/2/12	Goldman Sachs	462,892,645	463,112,884	220,239
64,700,000 Euro settling 11/2/12	Royal Bank of Scotland	83,703,037	83,860,866	157,829
107,720 Mexican Peso settling 12/3/12	Credit Suisse First Boston	8,031	8,203	172
107,720 Mexican Peso settling 12/3/12	Deutsche Bank	8,101	8,203	102
1,309,871 Mexican Peso settling 4/3/13	Deutsche Bank	99,876	98,521	(1,355)
107,684,042 Mexican Peso settling 12/3/12	HSBC Bank	7,952,443	8,200,541	248,098
1,004,995 Mexican Peso settling 12/3/12	Morgan Stanley	75,915	76,534	619
109,667,490 Mexican Peso settling 4/3/13	Morgan Stanley	8,455,017	8,248,590	(206,427)
2,072,885 Mexican Peso settling 12/3/12	UBS	157,437	157,858	421
Sold:
9,881,591 Brazilian Real settling 12/4/12	HSBC Bank	4,824,996	4,845,774	(20,778)
2,960,000 British Pound settling 11/2/12	Goldman Sachs	4,748,376	4,776,698	(28,322)
1,425,000 British Pound settling 11/2/12	JPMorgan Chase	2,299,094	2,299,593	(499)
24,254,000 Canadian Dollar settling 12/20/12	Citigroup	25,040,911	24,259,588	781,323
21,840,000 Canadian Dollar settling 12/20/12	Deutsche Bank	22,364,005	21,845,031	518,974
32,527,000 Canadian Dollar settling 12/20/12	HSBC Bank	33,139,248	32,534,494	604,754
77,256,000 Euro settling 11/2/12	Bank of America	99,306,407	100,135,318	(828,911)
65,126,000 Euro settling 11/2/12	BNP Paribas	83,842,691	84,413,025	(570,334)
70,129,000 Euro settling 11/2/12	Citigroup	90,899,807	90,897,661	2,146
14,928,000 Euro settling 11/2/12	Credit Suisse First Boston	19,247,859	19,348,918	(101,059)
357,299,000 Euro settling 12/4/12	Goldman Sachs	463,023,774	463,243,654	(219,880)
70,837,000 Euro settling 11/2/12	JPMorgan Chase	91,449,859	91,815,335	(365,476)
127,820,000 Euro settling 11/2/12	UBS	166,397,098	165,673,816	723,282
1,309,871 Mexican Peso settling 12/3/12	Deutsche Bank	101,102	99,752	1,350
109,667,490 Mexican Peso settling 12/3/12	Morgan Stanley	8,556,542	8,351,588	204,954

				$1,463,024

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	101

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

5. Investments in Securities (continued)

Series R:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
111,000 Australian Dollar settling 11/1/12	Royal Bank of Canada	$113,754	$115,223	$1,469
857,262 Brazilian Real settling 12/4/12	Credit Suisse First Boston	420,000	420,387	387
857,472 Brazilian Real settling 12/4/12	Goldman Sachs	420,000	420,491	491
1,614,768 Brazilian Real settling 12/4/12	HSBC Bank	790,000	791,857	1,857
12,676,043 Brazilian Real settling 2/4/13	HSBC Bank	6,140,304	6,164,300	23,996
5,256,468 Brazilian Real settling 12/4/12	Morgan Stanley	2,565,000	2,577,688	12,688
7,591,922 Brazilian Real settling 12/4/12	UBS	3,720,000	3,722,957	2,957
1,261,000 British Pound settling 12/12/12	Barclays Bank	2,009,511	2,034,674	25,163
3,794,000 British Pound settling 12/12/12	Citigroup	6,141,010	6,121,771	(19,239)
18,350,060 Chinese Yuan Renminbi settling 2/1/13	Barclays Bank	2,910,398	2,917,242	6,844
1,480,000 Euro settling 12/17/12	Barclays Bank	1,894,541	1,919,151	24,610
164,000 Euro settling 12/17/12	BNP Paribas	214,048	212,663	(1,385)
730,000 Euro settling 12/17/12	Citigroup	949,750	946,608	(3,142)
567,000 Euro settling 12/17/12	JPMorgan Chase	734,869	735,242	373
938,000 Euro settling 12/17/12	Royal Bank of Canada	1,226,196	1,216,326	(9,870)
1,497,000 Euro settling 12/17/12	Royal Bank of Scotland	1,926,849	1,941,195	14,346
25,736,871 Mexican Peso settling 12/3/12	JPMorgan Chase	1,992,712	1,959,959	(32,753)
278,246 Mexican Peso settling 12/3/12	UBS	20,563	21,189	626
Sold:
30,813,000 Australian Dollar settling 11/1/12	Westpac	32,091,740	31,985,426	106,314
30,702,000 Australian Dollar settling 12/13/12	Westpac	31,647,621	31,765,566	(117,945)
12,676,043 Brazilian Real settling 12/4/12	HSBC Bank	6,189,474	6,216,128	(26,654)
3,501,850 Brazilian Real settling 12/4/12	UBS	1,691,878	1,717,251	(25,373)
9,712,000 British Pound settling 12/12/12	BNP Paribas	15,716,528	15,670,702	45,826
603,000 British Pound settling 12/12/12	Citigroup	967,370	972,965	(5,595)
1,510,000 British Pound settling 12/12/12	Royal Bank of Canada	2,449,128	2,436,446	12,682
5,446,000 British Pound settling 12/12/12	Royal Bank of Scotland	8,722,335	8,787,339	(65,004)
9,009,000 Canadian Dollar settling 12/20/12	Citigroup	9,301,293	9,011,076	290,217
8,131,000 Canadian Dollar settling 12/20/12	Deutsche Bank	8,326,086	8,132,873	193,213
18,093,236 Chinese Yuan Renminbi settling 2/1/13	JPMorgan Chase	2,839,714	2,876,413	(36,699)
3,146,000 Euro settling 12/17/12	Barclays Bank	4,125,460	4,079,492	45,968
6,341,000 Euro settling 12/17/12	BNP Paribas	8,211,387	8,222,523	(11,136)
5,249,000 Euro settling 12/17/12	Citigroup	6,829,095	6,806,501	22,594
1,299,000 Euro settling 12/17/12	Deutsche Bank	1,675,684	1,684,444	(8,760)
18,433,000 Euro settling 12/17/12	HSBC Bank	23,565,319	23,902,501	(337,182)
187,000 Euro settling 12/17/12	Royal Bank of Scotland	242,535	242,487	48

102	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

5. Investments in Securities (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2012	Unrealized Appreciation (Depreciation)
26,015,117 Mexican Peso settling 12/3/12	HSBC Bank	$1,921,211	$1,981,148	$(59,937)
25,736,871 Mexican Peso settling 4/3/13	JPMorgan Chase	1,969,231	1,935,787	33,444
36,800,050 South African Rand settling 1/30/13	HSBC Bank	4,157,963	4,188,969	(31,006)

				$74,433

At October 31, 2012, Series C, Series M and Series R held $51,554,000, $18,375,000 and $1,445,000, respectively, in cash and Series R held $290,000 in principal value of U.S. Treasury Bills as collateral for derivative contracts and delayed-delivery securities. Cash collateral received may be invested in accordance with the Portfolios’ investment strategies. Securities held as collateral will not be pledged and are not reflected on the Portfolio’s Statement of Investments.

(f) Open reverse repurchase agreements at October 31, 2012:

Series R:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
BNP Paribas	0.27%	10/19/12	11/21/12	$21,627,108	$21,625,000
Deutsche Bank	0.29	10/26/12	2/15/13	8,182,521	8,182,125
JPMorgan Chase	0.27	10/22/12	11/14/12	11,964,147	11,963,250
	0.28	10/24/12	11/20/12	2,993,061	2,992,875

					$44,763,250

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2012 for Series C, Series M and Series R was $1,425,000, $4,384,500 and $30,813,965, respectively, at a weighted average interest rate of (1.25)%, (0.30)% and 0.19%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at October 31, 2012 was $45,223,384 for Series R. There were no open reverse repurchase agreements for Series C and Series M at October 31, 2012.

(g) Sale-buybacks for year ended October 31, 2012:

The weighted average borrowing for sale-buybacks during the year ended October 31, 2012 for Series C, Series M, and Series R was $8,694,385, $10,101,619 and $115,477,166, respectively, at a weighted average interest rate of 0.24%, 0.72% and 0.24%, respectively. There were no open sale-buybacks for Series C and M at October 31, 2012.

6. Income Tax Information

The tax character of dividends paid was:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Ordinary Income(1)	Tax Exempt	Ordinary Income(1)	Long-Term Capital Gains
Series C	$195,735,335	—	$345,695,080	$71,812,064
Series M	190,188,107	—	162,352,759	39,204,840
Series R	61,586,272	—	48,424,356	459,634
Series TE	196	$24,074	—	—

(1)	Includes short-term capital gains, if any.

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	103

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

6. Income Tax Information (continued)

At October 31, 2012, the components of distributable earnings were:

	Ordinary Income	Long-Term Capital Gains	Tax Exempt Income	Capital Loss Carryforwards(2)
Series C	$66,055,542	$28,710,268	—	—
Series M	23,543,431	—	—	$60,652,275
Series R	36,624,483	—	—	—
Series TE	—	—	—	5,357

(2)

Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At October 31, 2012, capital loss carryforward amounts were:

	Year of Expiration				No Expiration
	2016	2017	2018	2019	Short-Term	Long-Term
Series C	—	—	—	—	—	—
Series M	—	—	—	$60,652,275	—	—
Series R	—	—	—	—	—	—
Series TE	—	—	—	—	$5,357	—

For the year ended October 31, 2012, the Funds had Capital loss carryforwards which were utilized/or expired as follows:

Utilized
Series C	$50,008,026
Series M	63,210,231
Series R	—
Series TE	—

For the year ended October 31, 2012, permanent “book-tax” adjustments were:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Appreciation on Investment
Series C (a)(b)(c)(d)	$62,791,422	$(62,734,897)	$(56,525)
Series M (a)(b)(c)(d)	26,778,829	(25,996,855)	(781,974)
Series R (a)(b)(c)(d)(e)	(3,203,629)	10,693,404	(7,489,775)
Series TE	—	—	—

These permanent “book-tax” differences were primarily attributable to:

(a) Differing treatment of Swap Payments.

(b) Reclassification of gains and losses on foreign currency transactions.

(c) Reclassification of gains and losses on paydowns.

(d) Sale buy back adjustments.

(e) Disallowed deflation adjustments on Treasury Inflation Protected (TIPs) securities.

104	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements

October 31, 2012

6. Income Tax Information (continued)

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At October 31, 2012, the aggregate cost basis and the net unrealized appreciation of investments (before options written and securities sold short, if any) for U.S. federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Series C	$3,620,927,770	$413,568,243	$18,427,264	$395,140,979
Series M	5,014,931,103	341,979,929	38,345,240	303,634,689
Series R	755,896,875	31,096,533	2,070,538	29,025,995
Series TE	9,697,217	54,883	12,516	42,367

Differences, if any, between book and tax cost basis were primarily attributable to wash sale loss deferrals and sale-buyback adjustments.

7. Subsequent Events

On December 21, 2012, the following dividends were paid to shareholders of record on December 20, 2012:

	Income	Short-Term Capital Gains	Long-Term Capital Gains
Series C	$0.22919	N/A	$0.09930
Series M	0.06893	N/A	N/A
Series R	0.03428	$0.67618	N/A

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, the Portfolios’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	105

Allianz Global Investors Managed Accounts Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Allianz Global Investors Managed Accounts Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, the related statements of operations, of changes in net assets and of cash flows (for Fixed Income SHares: Series R Fund only), and the financial highlights present fairly, in all material respects, the financial position of Fixed Income SHares: Series C, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE (constituting Allianz Global Investors Managed Accounts Trust, hereafter referred to as the “Portfolios”) at October 31, 2012, the results of each of their operations, the changes in each of their net assets, the cash flows (for Fixed Income SHares: Series R Fund only) and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

December 21, 2012

106	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Allianz Global Investors Managed Accounts Trust

Federal Income Tax Information/Changes to Board of Trustees (unaudited)

Federal Income Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, Fixed Income SHares: Series C, Series M and Series R designate 0.02%, 0.23% and 0.01%, respectively, of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

Fixed Income SHares: Series C, Series M and Series R designate 0.02%, 0.23% and 0.01%, respectively, of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividends Received Deduction.

For the year ended October 31, 2012 Fixed Income SHares: Series TE designates 99.19% of the ordinary dividends (or such greater percentage that constitutes the maximum amount allowable pursuant to Code Sections 103(a) and 852(b)(5)), as exempt-interest dividends which are exempt from federal income tax other than the alternative minimum tax.

Since the Portfolios’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2012. In January 2013, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2012. The amount that will be reported will be the amount to use on the shareholders’ 2012 federal income tax return and may differ from the amount which must be reported in connection with the Portfolios’ tax year ended October 31, 2012. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Portfolios.

Changes to Board of Trustees

Paul Belica retired from the Trust’s Board of Trustees effective December 31, 2011.

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	107

Allianz Global Investors Managed Accounts Trust

Matters Relating to the Trustees’ Consideration of the Investment Advisory & Portfolio Management Agreements (unaudited)

Series C/M/R:

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Trust’s Investment Advisory Agreement (the “Advisory Agreement”) with the Investment Manager, the Portfolio Management Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and PIMCO (the “Sub-Adviser”), with respect to Fixed Income SHares: Series C, Fixed Income SHares: Series M and Fixed Income SHares: Series R (collectively, the “FISH Portfolios”) of the Trust. The Trustees met on June 26–27, 2012 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Agreements should be approved with respect to the Portfolios for a one-year period commencing July 1, 2012.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the applicable Agreements.

The Trustees noted that they held a meeting of the Independent Trustees and Ms. Cogan, without management present prior to the meeting, to review the items requested of the Investment Manager by Ms. Cogan on behalf of the Independent Trustees and management’s written responses thereto. They noted that they and/or Ms. Cogan had several follow up telephone calls with members of the Investment manager’s Legal and Fund Administration teams, certain of which were also attended by Mr. Sullivan of Ropes & Gray LLP, where they requested further responses and clarifications. Ms. Cogan noted that the Investment Manager provided all the materials that had been requested.

In connection with the contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager, which included, among other items: (i) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate account and other clients, as applicable, (ii) the estimated profitability to the Investment Manager and its affiliates from their relationships with the Portfolios for the one-year period ended December 31, 2011, (iii) descriptions of various functions performed by the Investment Manager, its affiliates and the Sub-Adviser for the Portfolios, such as compliance monitoring and portfolio trading practices, and (iv) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Portfolios.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

In determining to approve the continuation of the Agreements, the Trustees had met periodically with relevant investment advisory personnel from the Investment Manager and the Sub-Adviser and considered information relating to personnel providing services under the applicable Agreements. They noted that the information considered included the education and experience of the personnel providing services, including the education and experience of the personnel providing services, including the education and experience of the investment professionals on the team of investment professionals managing the Portfolios. The Trustees also took into account the time and attention that had been devoted by senior management to the Portfolios and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Portfolios and concluded that the human resources devoted by the Investment Manager and the Sub-Adviser to the Portfolios were appropriate to fulfill effectively the duties of the Investment Manager and Sub-Adviser under the applicable Agreements. The Trustees also considered the business reputation of the Investment Manager and Sub-Adviser since their inception, their significant financial resources, the Investment Manager’s and Sub-Adviser’s experience in managing the Portfolios, including their professional liability insurance coverage and the Investment Manager’s and Sub-Adviser’s assets under management and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable Agreements.

108	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Allianz Global Investors Managed Accounts Trust

Matters Relating to the Trustees’ Consideration of the Investment Advisory & Portfolio Management Agreements (unaudited) (continued)

The Trustees received information concerning the investment philosophy and investment process applied by the Investment Manager and the Sub-Adviser in managing the Portfolios, as described in the Portfolios’ Prospectus. The Trustees considered the Investment Manager’s and Sub-Adviser’s in-house research capabilities, including their ongoing forecasting of industry, sector and overall market movements, interest rates and the development of their ongoing outlook on the global economy, as well as other resources available to the Investment Manager’s and Sub-Adviser’s personnel, including research services available to the Investment Manager and the Sub-Adviser as a result of securities transactions effected for the Portfolios and other investment advisory clients. The Trustees concluded that the Investment Manager’s and Sub-Adviser’s investment process, research capabilities and philosophy, as overseen by the Investment Manager, continue to be well suited to the Portfolios, given each Portfolio’s investment objectives and policies.

The Trustees considered the scope of the services provided by the Investment Manager and Sub-Adviser to the Portfolios under the Agreements, respectively, relative to services provided by third parties to other mutual funds and relative to services provided by the Investment Manager and Sub-Adviser to their other advisory clients. The Trustees noted that the Investment Manager’s and Sub-Adviser’s required standard of care was comparable to that found in most mutual fund investment advisory agreements. The Trustees also considered the tools and procedures used to assure the Portfolios’ compliance with applicable regulations and policies including the functions of its Chief Compliance Officer and the implementation of compliance policies and procedures. The Trustees apprised themselves and took account of past claims made by regulators and others against affiliates of the Investment Manager and the steps taken to address those matters. The Trustees concluded that the scope of the Investment Manager’s and Sub-Adviser’s services to the Portfolios, as described above, was consistent with the Portfolios’ operational requirements, including, in addition to the applicable investment objectives, compliance with the Portfolios’ investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees also evaluated the procedures of the Investment Manager and Sub-Adviser designed to fulfill their fiduciary duty to the Portfolios with respect to possible conflicts of interest, including their codes of ethics, the procedures by which the Investment Manager and Sub-Adviser allocate trades among their various investment advisory clients and the integrity of the systems in place to ensure compliance with the foregoing. The Trustees also confirmed information concerning standards of the Investment Manager and Sub-Adviser with respect to the execution of the Portfolios’ transactions. The information considered by the Trustees included information regarding the Investment Manager and the Sub-Adviser, their personnel, policies and practices included in each of their respective Forms ADV.

The Trustees also considered the performance of the Portfolios compared with similar accounts managed by the Sub-Adviser. The Trustees noted that the Portfolios do not align closely with any particular account or fund managed by the Sub-Adviser but that management had provided information for various funds/accounts managed by the Sub-Adviser that are similar to various investment components represented in the Portfolios. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager at the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Portfolio’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Adviser’s responses and efforts relating to the investment performance of the Portfolios.

The Trustees also gave substantial consideration to the fact that, with respect to the Portfolios, no fees are payable under either of the Agreements with the Investment Manager or the Sub-Adviser. The Trustees did consider, however, the amounts paid by the sponsors of the “wrap” programs to the Investment Manager’s affiliate, Allianz Global Investors Managed Accounts LLC and/or to the Sub-Adviser, with respect to the Trust, as well as the fees “imputed” to the Investment Manager and the Sub-Adviser for purposes of arriving at an estimate of profitability arising from the Investment Manager’s and its affiliates’ relationships with the Trust. The Trustees determined that such profitability did not appear to be excessive. Because the Portfolios do not pay fees directly, the Trustees did not consider the extent to which economies of scale would be realized due to the potential growth of assets in the Portfolios or whether fee levels reflect economies of scale for the Portfolios’ shareholders.

The Trustees considered the fact that the Investment Manager and the Sub-Adviser may benefit from their relationship with the sponsors of wrap programs for which the Portfolios are an investment option. They noted such benefits include the receipt by their affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. The Trustees also took into account so-called “fallout benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as investment adviser and the fact that the Investment Manager and the Sub-Adviser receive services from brokers who execute portfolio transactions for the Portfolios.

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	109

Allianz Global Investors Managed Accounts Trust

Matters Relating to the Trustees’ Consideration of the Investment Advisory & Portfolio Management Agreements (unaudited) (continued)

After reviewing these and other factors described herein deemed to be material, including that no fees are payable under the Agreements, the Trustees concluded with respect to each Portfolio, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the nature and quality of the services being provided by the Investment Manager and the Sub-Adviser to the Portfolios are reasonable, and that the Agreements should be continued for an additional year commencing July 1, 2012.

The Trustees also considered the proposed continuance of the Distribution Agreement with Allianz Global Investors Distributors LLC and Administration Agreement with the Investment Manager in reference to information provided by management with the contract review materials, noting, among other factors, that the Portfolios do not bear any direct fees or expenses under these agreements.

Based on the foregoing, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, to continue to engage the Investment Manager and Sub-Adviser to serve as investment advisers for the Portfolios under each applicable Agreements.

Series TE:

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Trust’s Investment Advisory Agreement (the “Series TE Advisory Agreement”) with the Investment Manager and a Portfolio Management Agreement (the “Series TE Sub-Advisory Agreement” and together with the Series TE Advisory Agreement the “Series TE Agreements”) with the Sub-Adviser, as it pertains to Series TE (the “Series TE Portfolio”) of the Trust. The Trustees met on April 3, 2012 (the “Series TE contract review meeting”) for the specific purpose of considering whether to approve the Series TE Advisory Agreement and the Series TE Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Series TE Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Series TE Advisory Agreement and the Series TE Sub-Advisory Agreement should be approved for an initial two-year period commencing May 15, 2012.

In connection with their deliberations regarding the approval of the Series TE Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Series TE Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, (ii) an estimate of the profitability to the Investment Manager and its affiliates from its relationship with the Series TE Portfolio, (iii) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Series TE Portfolio, such as compliance monitoring and portfolio trading practices, and (iv) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Series TE Portfolio.

The Trustees conclusions as to the continuation of the Series TE Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Independent Trustees examined the Investment Manager’s and Sub-Adviser’s abilities to provide high quality investment management and other services to the Series TE Portfolio. Among other information, they considered the information concerning the investment philosophy and research and decision-making processes of Investment Manager and Sub-Adviser; the experience of key advisory personnel of the Investment Manager and Sub-Adviser who would be responsible for the day-to-day portfolio management of the Series TE Portfolio; the ability of the Investment Manager and Sub-Adviser to attract and retain capable personnel; the capability and integrity of the

110	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Allianz Global Investors Managed Accounts Trust

Matters Relating to the Trustees’ Consideration of the Investment Advisory & Portfolio Management Agreements (unaudited) (continued)

senior management and staff of the Investment Manager and Sub-Adviser; and the level of skill required to manage the Series TE Portfolio. The Trustees reviewed the quality of each Investment Manager’s and Sub-Adviser’s expected services with respect to regulatory compliance and ability to comply with the investment policies of the Series TE Portfolio; the nature and quality of certain administrative services the Investment Manager would be responsible for providing to the Series TE Portfolio; and conditions that might affect the Investment Manager’s and Sub-Adviser’s ability to provide high quality services to the Series TE Portfolio in the future under the Series TE Agreements, including each organization’s respective business reputation, financial condition and operational stability. The Independent Trustees concluded that the Sub-Adviser’s and the Investment Manager’s investment processes, research capabilities and philosophy were well suited to the Series TE Portfolio given its investment objectives and policies, and that the Investment Manager and Sub-Adviser would be able to meet any reasonably foreseeable obligations under the Series TE Agreements.

The Independent Trustees also gave substantial consideration to the fact that, with respect to the Series TE Portfolio, no fees are payable under any of the Series TE Agreements. The Independent Trustees did consider, however, the amounts expected to be paid by the sponsors of the “wrap” programs to the Investment Manager’s affiliate, Allianz Global Investors Managed Accounts LLC, with respect to the Series TE Portfolio, as well as the fees “imputed” to the Investment Manager and Sub-Adviser, for purposes of arriving at an estimate of the Investment Manager and Sub-Adviser and their affiliates’ profitability from their relationship to the Series TE Portfolio. The Independent Trustees determined that such profitability did not appear to be excessive. Because the Series TE Portfolio would not pay fees directly, the Trustees did not consider the extent to which economies of scale would be realized due to the Series TE Portfolio’s anticipated growth of assets, whether fee levels reflect economies of scale for the Series TE Portfolio’s shareholders or comparisons of fees paid by the Series TE Portfolio with fees paid to other investment advisers or by other clients of the Investment Manager and Sub-Adviser.

The Independent Trustees also considered the management fees charged by the Investment Manager and Sub-Adviser to other clients with similar investment strategies as the Series TE Portfolio.

The Independent Trustees considered the fact that the Investment Manager and Sub-Adviser may benefit from their relationship with the sponsors of wrap programs for which the Series TE Portfolio is an investment option. The Independent Trustees noted such benefits include the receipt by their affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. The Independent Trustees also took into account other so-called “fallout benefits” to the Investment Manager and Sub-Adviser, such as reputational value derived from serving as investment advisers and the fact that the Investment Manager and Sub-Adviser will receive services from brokers who execute portfolio transactions for the Series TE Portfolio.

After reviewing these and other factors described herein, the Independent Trustees concluded, within the context of their overall conclusions regarding the Series TE Agreements, that they should be approved for an initial two-year period commencing May 15, 2012.

The Independent Trustees also discussed the proposed distribution and administrative arrangements for the Series TE Portfolio, noting that the Series TE Portfolio would be added to the existing Distribution Agreement between the Trust and Allianz Global Investors Distributors LLC and the existing Administration Agreement between the Trust and the Investment Manager, and determined that there is a reasonable likelihood that the arrangements will benefit the Series TE Portfolio and its shareholders.

Based on the foregoing, the Trustees decided to approve the engagement of the Investment Manager and Sub-Adviser to serve as investment advisers for the Series TE Portfolio under the applicable Series TE Agreements.

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	111

Allianz Global Investors Managed Accounts Trust Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Portfolios or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

112	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Allianz Global Investors Managed Accounts Trust Board of Trustees (unaudited)

Name, Year of Birth, Position(s) Held with
Portfolios, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019. The Portfolios’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-462-9727.

Hans W. Kertess Year of Birth: 1939 Chairman of the Board of Trustees since: 2007 Trustee since: 2005 Trustee/Director of 64 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis Year of Birth: 1952 Trustee since: 2011 Trustee/Director of 64 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); Advisory Council, Stanford Business School (2002-2008); and Director, Armor Holdings, a manufacturing company (2002-2007).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2010

Trustee/Director of 64 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson Year of Birth: 1945 Trustee since: 2009 Trustee/Director of 64 funds in Fund Complex Trustee/Director of 17 funds in Alpine Mutual Funds Complex	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV Year of Birth: 1945 Trustee since: 2006 Trustee/Director of 64 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport Year of Birth: 1953 Trustee since: 2010 Trustee/Director of 64 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney† Year of Birth: 1959 Trustee since: 2006. Trustee/Director of 83 funds in Fund Complex Trustee/Director of no funds outside the Fund Complex	Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. (since January 2005) and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Portfolios’ Investment Manager and various affiliated entities.

10.31.12	Allianz Global Investors Managed Accounts Trust Annual Report	113

Allianz Global Investors Managed Accounts Trust Fund Officers (unaudited)

Name, Year of Birth, Position(s) Held with Portfolios.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2004	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 54 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2004	Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 83 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President, Chief Regulatory Counsel and Head of U.S. Compliance of Allianz Global Investors U.S. LLC; Vice President, Secretary and Chief Legal Officer of 83 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Senior Vice President of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 83 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 83 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 83 funds in the Fund Complex.

Youse E. Guia Year of Birth: 1972 Chief Compliance Officer since: 2004	Senior Vice President, Chief Compliance Officer and Deputy Chief of U.S. Compliance, Allianz Global Investors U.S. LLC; Chief Compliance Officer of 83 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006	Vice President of Allianz Global Investors U.S. LLC; Assistant Secretary of 83 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

114	Allianz Global Investors Managed Accounts Trust Annual Report	10.31.12

Trustees	Portfolio Officers
Hans W. Kertess Chairman of the Board of Trustees Deborah A. DeCotis Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager/Administrator

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

Boston Financial Data Services-Midwest

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of Allianz Global Investors Managed Accounts Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any securities mentioned in this report.

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Portfolios’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ080AR_103112

AGI_2012_11_01_4979

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $170,775 in 2011 and $217,815 in 2012.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2011 and $0 in 2012.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $65,720 in 2011 and $52,850 in 2012. These services consisted of review or preparation of U.S. federal, state, local, excise tax returns, and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Global Investors Managed Accounts Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Trust’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Trust will also require the separate written pre-approval of the President of the Trust, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Trust and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2011 Reporting Period was $5,818,313 and the 2012 Reporting Period was $6,994,441.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end investment management companies.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end investment management companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end investment management companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Disclosure not required for open-end investment management companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)	(1) Exhibit 99.CODE ETH — Code of Ethics

(a)	(2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)	(3) Not applicable

(b)	Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Global Investors Managed Accounts Trust

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: December 28, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: December 28, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Date: December 28, 2012